As filed with the Securities and Exchange Commission on March 3 , 2010

Securities Act of 1933 File No. 333-155701
Investment Company Act of 1940 File No. 811-22254

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Securities Act of 1933
☒	Pre-Effective Amendment No. 3
☐	Post-Effective Amendment No.

and

☒	Registration Statement under the Investment Company Act of 1940
☒	Amendment No. 3

BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)
(800) 882-0052
(Registrant's telephone number, including area code)

Anne F. Ackerley, President
BlackRock Core Alternatives Portfolio LLC
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)
☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Limited Liability Company Interests	N/A	N/A	$1,000,000	$39.30(1)

(1) Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Registration Statement also has been signed by BlackRock Core Alternatives Master Portfolio LLC, the master fund in the Registrant's master-feeder structure.

The information in this preliminary prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 3 , 2010

p r e l i m i n a r y p r o s p e c t u s	BlackRock
BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC

BLACKROCK CORE ALTERNATIVES TEI PORTFOLIO LLC

BLACKROCK CORE ALTERNATIVES FB PORTFOLIO LLC

BLACKROCK CORE ALTERNATIVES FB TEI PORTFOLIO LLC

LIMITED LIABILITY COMPANY INTERESTS

, 2010

This Prospectus describes four separate funds (the "Feeder Funds"): (i) BlackRock Core Alternatives Portfolio LLC (the "Core Fund"), (ii) BlackRock Core Alternatives FB Portfolio LLC (the "FB Core Fund" and, together with the Core Fund, the "Core Funds"); (iii) BlackRock Core Alternatives TEI Portfolio LLC (the "TEI Core Fund") and (iv) BlackRock Core Alternatives FB TEI Portfolio LLC (the "FB TEI Core Fund" and together with the TEI Core Fund, the "TEI Core Funds").

The Core Funds invest all or substantially all of their investable assets in BlackRock Core Alternatives Master Portfolio LLC, a Delaware limited liability company (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives FB Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the FB TEI Core Fund ( the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.

The Funds' investment objective is to seek capital appreciation.  In order to achieve their objective, the Feeder Funds, through the Master Fund, utilize securities selection and risk management to invest in a portfolio of alternative asset classes and other asset classes generally not highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.   As described in more detail in this Prospectus, the alternative asset classes in which the Funds may invest include, but are not limited to, hedge funds, private equity funds and real asset funds.   The Funds cannot guarantee that their investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful.

Investments in the Feeder Funds may be made only by "Eligible Investors." Although the limited liability company interests in a Feeder Fund ("Interests") will be registered under the Securities Act of 1933 (the "1933 Act"), only investors that satisfy the definition of "accredited investor" as defined in Regulation D under the 1933 Act will be Eligible Investors.  Eligible Investors who subscribe for Interests and are admitted to a Feeder Fund by the Board of Directors of a Feeder Fund will become members ("Members") of that Fund.  BlackRock Advisors, LLC, a Delaware limited liability company, serves as the Funds' investment advisor, and BlackRock Financial Management, Inc., a Delaware corporation, serves as the Funds' sub-advisor.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that the FB Core Fund and the FB TEI Core Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment advisors or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account").  As a result, the sales charge and distribution and investor services fees (as described below) charged to investors in the Core Fund and the TEI Core Fund will not be applicable to investors in the FB Core Fund and FB TEI Core Fund.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase Interests in the FB Core Fund or the FB TEI Core Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase Interests in the Core Fund or the TEI Core Fund, as applicable.  See "Summary of Feeder Funds' Expenses" and "Plan of Distribution."  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

Interests in the Core Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the Core Funds will generate UBTI (as defined below) for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, prospective investors in the Core Funds are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds prior to making an investment in the Core Funds.

NOTICE TO INVESTORS IN THE TEI CORE FUNDS

The TEI Core Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Interests in the TEI Core Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members may be referred to as "TEI Core Funds Members."  The structure of the TEI Core Funds , as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the TEI Core Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The TEI Core Funds will offer and sell Interests only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, "TEI Core Funds Eligible Investors").  The TEI Core Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: ( i ) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; ( ii ) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; ( iii ) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; ( iv ) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); ( v ) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.  TEI Core Funds Eligible Investors also must meet certain additional criteria.

Investing in the Funds involves certain risks.  See "General Risks" on page 32 of this Prospectus.

	Initial Minimum Purchase Price to Public (1)	Maximum Sales Load Per Initial Purchase	Initial Proceeds to Fund	Total Proceeds to Fund (3)
Interest in the Core Fund	$51,250	$1,250 (2)	$50,000
Interest in the TEI Core Fund	$51,250	$1,250 (2)	$50,000
Interests in the FB Core Fund	$50,000	N/A	$50,000
Interest in the FB TEI Core Fund	$50,000	N/A	$50,000

(1)
The minimum initial subscription for Interests in each Feeder Fund is $50,000, and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  For the Core Fund and the TEI Core Fund, the $51,250 used in the table above is the minimum initial investment plus the maximum allowable sales charge of 2.50% on such investment.  For the FB Core Fund and FB TEI Core Fund, there will be no sales charge.   Interests are continuously offered on a best efforts basis at a price equal to their then current net asset value.

(2)
The maximum sales charge for the Core Fund and the TEI Core Fund is 2.50 % of the purchase price of the Interests. The Core Fund and the TEI Core Fund each may pay out of their respective assets an on-going distribution fee and an on-going services fee to BlackRock Investments, LLC (the "Distributor"). The amount of the distribution fee will be 0.75% of the average quarter-end net asset value of the Interests owned by the customers of the financial intermediary. The amount of the services fee will be 0.25% of the average quarter-end net asset value of the Interests owned by customers of the financial intermediary.  The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.   In addition, the Advisor (and not the Funds) have agreed to pay from its own assets additional compensation to certain financial intermediaries in connection with the offering. The Advisor may also, out of its own assets, pay Merrill Lynch, Pierce, Fenner & Smith Incorporated 1.0 % of the net asset value of Interests purchased by former investors in certain BlackRock funds on the initial closing date and during the three-month period following the initial closing date.

(3)
These estimated proceeds assume all Interests registered by each respective Fund are sold in the continuous offerings.  The amount registered by each Fund may differ and thus the amounts shown in this column may differ.  In addition, these estimates do not reflect the deduction of expenses to be incurred by each Fund in connection with their respective offerings.

The Interests have no history of public trading nor is it intended that the Interests will be listed on a public exchange.

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  The information in this Prospectus is not complete and may be changed.  You may request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Funds, and make inquiries by calling 800-441-7762  or, by writing to the Funds.  The Funds do not maintain a public website.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Interests in a Feeder Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of that Feeder Fund (each, an "LLC Agreement").

Interests are generally available for purchase as of the first Business Day (as defined below) of each calendar quarter, except that Interests may be made available for purchase more or less frequently as determined by a Feeder Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed .  No person who is admitted as a Member will have the right to require the Funds to redeem such Member's Interests.  The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the respective LLC Agreement.  Although the Funds may offer to repurchase Interests from time to time, Interests will not be redeemable at a Member's option nor will they be exchangeable for Interests or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests in a timely manner or at all.  Beginning June 30, 2011 , the Feeder Funds may choose to conduct quarterly tender offers for up to 10% of their Interests then outstanding in the sole discretion of the Board of Directors and subject to the restrictions described herein.

The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Funds.  To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Funds.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is                            , 2010 .

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FEEDER FUNDS' EXPENSES	15
THE FUNDS	19
THE OFFERING	19
USE OF PROCEEDS	20
INVESTMENT OBJECTIVE	20
INVESTMENT STRATEGIES	20
BORROWING BY THE FUNDS	29
ADDITIONAL INVESTMENT POLICIES	31
GENERAL RISKS	32
MANAGEMENT OF THE FUNDS	67
PLAN OF DISTRIBUTION	80
ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS	82
CUSTODIAN	82
ESCROW AGENT	83
FUND EXPENSES	83
PORTFOLIO TRANSACTIONS AND BROKERAGE	84
VOTING	87
CONFLICTS OF INTEREST	87
CONFLICTS OF INTEREST RELATING TO THE MANAGERS	93
CODES OF ETHICS	94
ELIGIBLE INVESTORS	94
PURCHASING INTERESTS	95
REPURCHASES OF INTERESTS	96
CALCULATION OF NET ASSET VALUE; VALUATION	100
CAPITAL ACCOUNTS AND ALLOCATIONS	103
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	105
ERISA CONSIDERATIONS	114
ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS	115
PRIVACY PRINCIPLES OF THE FUNDS	117
OTHER INFORMATION	118
REPORTS TO MEMBERS	118
FISCAL YEAR	118
ACCOUNTANTS AND LEGAL COUNSEL	118
INQUIRIES	118
FINANCIAL STATEMENTS	119

Appendix A – Proxy Voting Policies & Procedures	A-1

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Funds.  Before investing in the Funds, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the respective LLC Agreement.

The Funds
The Funds are Delaware limited liability companies.  The Core Funds invest all or substantially all of their investable assets in the Master Fund, and the TEI Core Funds invest all or substantially all of their investable assets in the respective Offshore Fund, which in turn invests all or substantially all of its investable assets in the Master Fund.  The Master Fund has the same investment objective as the Feeder Funds.  BlackRock Advisors, LLC (the "Advisor") serves as the Funds' investment advisor and BlackRock Financial Management, Inc. (the "Sub-Advisor" and, together with the Advisor, the "Advisors") serves as the Funds' sub-advisor.  The Master Fund may in the future have other investors that are feeder funds managed by the Advisors or one or more affiliates of the Advisors, and it may have additional investors in the future.

An investment in the TEI Core Funds should not generate unrelated business taxable income or income from debt-financed property (collectively "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member provided that the Member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  An investment in the TEI Core Funds should not generate effectively connected income for U.S. federal income tax purposes for a Non-U.S. Member where such Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  The Master Fund will attempt to minimize, to the extent practicable, and not in conflict with, the economic returns to Core Funds Members, United States corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

An investment in the Core Funds will generate UBTI for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors.  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds prior to making an investment in the Core Funds.

For convenience, reference to the TEI Core Funds may include the Master Fund and the Offshore Funds as the context requires.  Reference to the Core Funds may include the Master Fund as the context requires.     In addition, although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.   See "The Funds."

An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth below:

The Offering
The minimum initial subscription for Interests in each Feeder Fund is $50,000, and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Feeder Funds may accept subscriptions for lesser amounts in the discretion of the Advisors.

The Funds expect the initial closing to occur on or about     , 2010, with subsequent closing expected to occur every quarter-end thereafter.  However, the Master Fund will not commence investment operations until at least $25 million in subscriptions have been received in total by the Feeder Funds.  If the Feeder Funds do not receive this amount by the date of this Prospectus, then the Funds will postpone commencement of  investment operations and all money held in escrow will be returned to investors.

Although the interests will be registered under the 1933 Act, the Interests will be sold only to "accredited investors" as defined in Regulation D under the 1933 Act.

Interests will be offered at closings (each, a "Closing") on the first Business Day of each quarter or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each, a "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed .  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Interests quarterly, subject to the discretion of the respective Board, Interests will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests in a timely manner or at all.  The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Feeder Funds.  See "The Offering."

Investment Objective
The Funds' investment objective is to seek capital appreciation.  The Funds cannot guarantee that their investment objective will be achieved.  If a Fund's Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer.  Such change, however, can be effected without Member approval.  See "Investment Objective."

Investment Strategies
In order to achieve their investment objective, the Feeder Funds, through the Master Fund which has the same investment objective, utilize securities selection and risk management to invest in a portfolio of alternative asset classes and other asset classes generally not highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Funds will invest (i) in private funds or other pooled investment vehicles or accounts (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, with the intention of adding additional Portfolio Funds as the Funds' assets grow and the need to diversify among additional Portfolio Funds increases, and (ii) directly in securities (other than those of Portfolio Funds) selected by the Advisors. The Funds may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.   Subject to applicable restrictions imposed on the Funds by the 1940 Act, the Funds will limit the amount that can be invested in any single Portfolio Fund or in any single direct investment , either directly or indirectly through the use of derivative transactions (including through the use of Strategic Transactions) , to 20% of the Funds' total assets measured at the time of purchase , and the maximum amount of the Funds' assets which may be exposed to any particular derivative counterparty with respect to Portfolio Funds or with respect to any direct investment will be limited to 20% of the Fund's total assets measured at the time of purchase .  See "Investment Strategies."

The Advisors have established an investment committee (the "Investment Committee") for the Funds that is comprised of investment professionals from BlackRock Alternative Advisors (“BAA”), a business unit representing the fund of funds platform for the Advisors, and the BlackRock Multi-Asset Client Solutions Group (the “BMACS Group”), a business unit that participates in the global efforts of the Advisors with respect to strategic and tactical asset allocation advice and portfolio implementation.  The Investment Committee will assist the Funds' portfolio manager in determining the Funds' overall asset allocation.  The Funds' portfolio manager is a member of and chairs the Investment Committee and has ultimate decision making authority with respect to asset allocation.  See "Management of the Funds—Portfolio Manager" for more information on the Funds' portfolio manager.

As described in more detail below, the Funds' portfolio manager, in consultation with the Investment Committee, will construct an asset allocation of "core strategies" and "rotational strategies." It is currently expected that approximately 60-90% of the Funds' portfolio will be comprised of investments that constitute core strategies while approximately 10-40% of the Funds' portfolio will be comprised of investments that constitute rotational strategies. The Advisors will generally implement core strategies by investing in Portfolio Funds and will implement rotational strategies by investing directly in securities.

The portfolio manager and the Investment Committee will meet periodically to determine the Funds' asset allocation between core strategies and rotational strategies. Any determination is subject to change and will generally be based on an evaluation of market conditions and the relative opportunity set of the various strategies.  As such, the amount of the Funds' portfolio that constitutes core strategies and rotational strategies may deviate substantially from the percentage guidelines listed above over the life of the Funds.

While the strategies described below are designed to provide the Funds with the flexibility to have a broad-based portfolio of alternative investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies, in particular certain core strategies, such as private equity fund strategies, real asset strategies, certain less-liquid hedge fund strategies and opportunistic strategies, until the Funds attain a “critical mass” in terms of asset size (as determined by the Advisors). In addition, while the Funds may take advantage of the full range of strategies and investments described below (and other strategies as made available),  they are not required to do so nor are they required to invest any particular percentage of their assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing .  The Advisors  anticipate investing in only some of the strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Advisors' evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions. See "Investment Strategies – Strategies."

Core Strategies

Generally, core strategies are those longer-term investment strategies that the Advisors believe have historically provided long-term attractive risk-adjusted returns compared to the S&P 500 Index.  The Advisors will seek to implement these strategies primarily through investments in Portfolio Funds, although the Advisors also may, to a lesser extent, seek to implement core strategies through certain direct investments.  Core strategies generally have long term investment horizons (typically one year or greater) and liquidity terms that typically range from one year to ten years.  Core strategies will generally consist of, but not be limited to, the following investment strategies: hedge fund strategies, private equity fund strategies, real asset strategies and opportunistic strategies.

It is anticipated that, within the core strategies, the Funds will initially focus on certain hedge fund strategies described below and may, once the Funds reach a critical mass in terms of asset size (as determined by the Advisors), add other core strategies to their portfolio.

•
Hedge Fund Strategies.  Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse.  Major categories of these investment strategies include: (i) relative value, which involves seeking to profit from mispricing of financial instruments relative to each other or historical norms; (ii) event driven, which involves concentrating on companies that are subject to corporate events such as takeovers or bankruptcies; (iii) fundamental long/short, which involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value; (iv) direct sourcing, which involves entering  into direct transactions to provide financing to institutions or individuals; (v) directional trading, which seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities, and (vi) absolute returns, which generally attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in virtually all market environments.

•
Private Equity Fund Strategies.  Private equity funds are private investment vehicles that primarily invest in the debt, equity or equity-linked securities of private companies and sometimes in public companies.  Private equity generally involves equity-related finance that is intended to bring about some kind of change in a private business (e.g., providing growth capital, supporting operational change, recapitalizing a company or financing an acquisition) and taking a public company private.  The financing can be in the form of equity shares or debt, including debt with equity-like features.  Private equity investments can cover companies of all sizes and all stages in their life cycles.

•	Real Asset Strategies. Real asset sectors generally include, but are not limited to, real estate, infrastructure and natural resources.
o
Real Estate Strategies.  The Funds may invest in Portfolio Funds that invest in real estate.  Real estate strategies seek to generate attractive long term returns through the acquisition and disposition of securities related to real property.  Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any).

o
Infrastructure Strategies.  The Funds may also invest in Portfolio Funds making investments in infrastructure. Infrastructure generally refers to large-scale public works.  Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.).  Infrastructure assets are generally long-lived and have high development costs.

	o	Natural Resources Strategies. The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors.
•
Opportunistic Strategies.  The Funds may at times invest a portion of the assets allocated to core strategies opportunistically, taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources.  The opportunistic investments will not be limited to a specific investment structure or types of investments, and may include commingled fund investments, direct investments, and all forms of public and private equity or fixed income securities or other investments.

Rotational Strategies

Generally, rotational strategies are those investment strategies that the Advisors believe will provide additional diversification and flexibility in managing risk and liquidity.  The Advisors will seek to implement these strategies through long and short positions in direct investments in an effort to help manage the risk of the Funds, provide liquidity and capture tactical alternative investment opportunities, and such investments will generally have liquidity terms of one year or less.  The Advisors may allocate assets to direct investments by utilizing a broad range of rotational strategies that seek to provide investors with alternative exposures relative to traditional asset classes.  The Funds’ direct investments may be allocated across rotational strategies by the Advisor based upon a combination of qualitative and fundamental factors and, consequently, certain rotational investment strategies may be allocated substantially larger positions of the Funds’ assets than others.  The amount of the Funds’ assets invested within each particular rotational strategy will fluctuate and is subject to change at the Advisor’s discretion.

The list of rotational strategies below provides a framework for the types of investment strategies that may be employed by the Funds and is not intended to be exhaustive.  While the Advisors currently expect to focus on one or more of these rotational strategies, they may switch among them and focus on additional rotational strategies not currently listed over the life of the Funds.  The rotational strategies discussed below are not hedge fund replication strategies and, consequently, do not invest directly in hedge funds.  Rather, the strategies described below are generally implemented through direct investments in securities and may make use of various derivative instruments.

•
Multi-Factor Long-Short Strategies. This strategy seeks to generate attractive risk-adjusted return by allocating capital among market risk factor exposures across various asset classes, including but not limited to equities (market capitalization, investment style, emerging versus developed markets, and volatility), fixed income (interest rate, yield curve, credit), currencies and commodities.  Each of these asset classes represents different risk factors, capturing a variety of systematic risks present in broadly diversified portfolios.

•
Dynamic Real Return Strategies.  This strategy seeks to invest in liquid, inflation sensitive assets by investing across a number of different asset classes.  The different asset classes include, but are not limited to, cash, inflation linked bonds, nominal bonds, credit, equities and commodities.

•
Diversified Alternative Exposure.    This strategy seeks to deliver low correlation to traditional asset classes while seeking positive expected returns with controlled volatility.  This strategy encompasses three general approaches:

o
yield and futures curve exposure – seeks to provide exposure to interest rate and futures contract price differentials by simultaneously entering into long and short positions in various bond futures contracts, interest rates futures contracts, commodity futures contracts and/or currency forward contracts that the Advisors determine to be mispriced relative to one another;

o	technical exposure – seeks to provide exposure to various assets based upon their historical returns and recent performance; and
o	fundamental relative value exposure – seeks to provide exposure to various assets based upon their historical returns and recent performance.

•
Cash Strategies. As part of its normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Members who tender their Interests.

The strategies described herein are subject to various risks described throughout this Prospectus.  There can be no assurance that the Advisors or Managers will be successful in implementing these strategies or that these strategies will achieve their desired results.  Consequently, you could lose all or substantially all of your investment in the Fund.  See "General Risks."

Risk Factors
Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the investment program does entail risk.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.

A summary of certain risks associated with an investment in the Funds is set forth below.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the

TEI Core Funds, via the Offshore Funds), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund; therefore, the risks described in this Prospectus are hereinafter referred to as the risks of the "Funds." See "General Risks" for a more detailed description of risks applicable to an investment in the Funds.

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Investments in Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market condition such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  See "General Risks – Risks Related to an Investment in the Interests – Liquidity of Interests" and "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

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Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets."  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid and/or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Funds may invest in Portfolio Funds with side pockets nor on the aggregate size of size pockets.  Were the Funds to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund’s interest in the Portfolio Fund’s side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Funds would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk.  See "General Risks – Risks Related to an Investment in the Interests – Liquidity of Interests" and "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

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Patent applications have been filed by a third party relating to three-tier master-feeder structures.  The TEI Core Funds, based on discussions with counsel, believe that these patent applications, if issued as patents, would have significant questions surrounding their validity and enforceability.  In addition, there is pending legislation that provides that an inventor shall not be awarded a patent if the invention is designed to minimize, avoid, defer, or otherwise affect the liability for Federal, state, local, or foreign tax.   Similarly, the U.S. Supreme Court heard oral arguments on November 10, 2009 in the In re Bilksi case and is expected to issue an opinion providing guidance on the patentability of business methods (e.g. tax planning methods).   In the event that one or more of these patent applications are issued with claims that cover the structure or processes contemplated hereunder, the TEI Core Funds may have to negotiate a mutually agreeable license to use such structure.  Also, under proposed Treasury Regulations, if the TEI Core Funds pay a fee to use the patented tax structure, the TEI Core Funds and their investors may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes and may be required to disclose such participation and identity of investors to the Internal Revenue Service.  Available alternatives to any such license negotiation include challenging the validity and/or enforceability of the patents through the U.S.

Patent and Trademark Office or through litigation and/or recommending that the Board approve restructuring the TEI Core Funds.  Unless an alternative were pursued, in the absence of such mutually agreeable license, the TEI Core Funds may have to be dissolved and liquidated, which may result in costs and expenses and/or losses that could have a material adverse impact on the value of Interests in the TEI Core Funds.  See "General Risks – Risks Related to the Funds – Patent Risks Related to the TEI Core Funds and the Offshore Funds."

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Interests will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer and have limited liquidity.  Although the Advisors anticipate recommending to the Board that the Feeder Funds offer to repurchase Interests on a quarterly basis beginning June 30 , 2011, each Board retains the discretion to approve such requests and, therefore, there is no requirement that the Feeder Funds offer to repurchase Interests.  The Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there can be no assurance that a Member who requests the repurchase of its Interests (or a portion thereof) will have such Interests repurchased.  See "Repurchases of Interests" and "General Risks – Risks Related to an Investment in the Interests – Liquidity of Interests" and "– Repurchases of Interests."

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The Funds and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Funds' portfolios are subject.  See "General Risks – Risks Related to Portfolio Funds."

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The strategies used by the Advisors and the Managers may fail to deliver the desired returns. The Advisors and the Managers utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Funds' or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisors may be unable or may choose in their judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Fund.  In addition, each of the strategies employed by the Advisors and the Managers are generally subject to their own unique risks.  See "General Risks – Risks Related to the Investment Strategy."

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The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See "General Risks – Risks Related to Strategic Transactions" and "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

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Certain of the Portfolio Funds may invest in private securities for which there is no readily available market and that are generally illiquid.  In addition, certain of these investments carry a high degree of risk. See "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

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The Funds and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See "General Risks – Risks Related to Direct Investments in Securities – Non-U.S. Investments" and "– Emerging Markets."

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The Funds and the Offshore Funds have no operating history.  In addition, certain of the Portfolio Funds in which the Funds invest may have limited or no operating histories.  See "General Risks – Risks Related to the Funds – No Operating History" and "General Risks – Risks Related to Portfolio Funds – No Prior Operating History."

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Legal, tax and regulatory changes may occur which may materially adversely affect the Funds.  See "General Risks – Risks Related to the Funds – Legal, Tax and Regulatory Risks" and "Certain U.S. Federal Income Tax Considerations."  Additionally, there are certain tax risks associated with an investment in the Funds, including without limitation risks with respect to tax positions taken by and tax estimates made by the Funds and the Portfolio Funds held by the Funds, as well as the potential for legislative or regulatory change that could impact the Funds.  There can be no assurance that positions taken or estimates made by the Funds or the Portfolio Funds will be accepted by tax authorities.  See "Certain U.S. Federal Income Tax Considerations."

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With respect to the Funds' investments in Portfolio Funds, the Managers charge the Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations.  Such fees and performance-based compensation are in addition to the fees charged to the Funds by the Advisors.  Moreover, an investor in a Feeder Fund bears a proportionate share of the expenses of the Master Fund, and in the case of the TEI Core Funds, the expenses of the Offshore Funds, and indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  See "General Risks – Risks Related to Portfolio Funds – Multiple Levels of Expense."

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Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Funds to a Manager based on a Portfolio Fund's positive returns even if the Funds' overall returns are negative.  See "General Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees."

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Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Funds as investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"), in which case the Funds as investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.  See "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

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The Funds' investments in Portfolio Funds are ordinarily valued based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators.  A Manager may face a conflict of interest in valuing such securities since their values affect the Manager's compensation.  The Advisors will review and perform due diligence on the valuation procedures used by each Manager and BlackRock's valuation committee will monitor the returns provided by the Portfolio Funds.  However, neither the Advisors nor the Board is able to confirm the accuracy of valuations provided by Managers or their administrators.  Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Interests, which determine the value at which new Members are admitted and the amounts Members receive upon any repurchases of Interests by the Funds.  Illiquid investments may be harder to value, potentially increasing risks regarding valuation.  See "Calculation of Net Asset Value; Valuation"  and "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

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Because certain Portfolio Funds in which the Funds invest may provide infrequent opportunities to purchase their securities, the Funds may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Funds' investment returns.  See "Investment Strategies – Allocation to Cash and Cash-Plus Strategies."

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There is a risk that the Funds may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount they can invest in voting securities of Portfolio Funds.  For example, the Funds are required to disclose the names and current fair market value of their investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Funds' investments and the valuations of such investments.  Similarly, because of the Advisors' actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Funds' ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Funds' disclosure obligations under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Funds could cause the Funds and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from exercising certain voting rights and engaging in certain transactions.  In addition, the Funds' ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act.  Such regulatory restrictions may cause the Funds to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors.   See "General Risks – Risks Related to Portfolio Funds – Limits on Investing in Portfolio Funds."

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The Funds may elect to invest in a class of a Portfolio Fund’s non-voting securities or by contract may waive those voting rights associated with the investment to the extent necessary to prevent the Funds from becoming “affiliated person” of the Portfolio Fund for purposes of the 1940 Act, because affiliation would impose limits on the Funds' ability to invest in, redeem interests in or otherwise deal with the Portfolio Fund.  The Funds' practices regarding investment in non-voting securities or waivers of voting rights may  prevent the Funds from participating in voting on a particular issue to the full extent of their economic interest, including limiting their ability to affect the outcome of matters that could materially adversely affect their investments in a Portfolio Fund.  In certain circumstances, this could have a material adverse affect on the Funds. See "General Risks – Risks Related to Portfolio Funds – Non-Voting Securities and Waivers."

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The Funds are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Funds' NAVs than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

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There are certain tax risks associated with an investment in the TEI Core Funds.  There can be no assurance that the positions of the TEI Core Funds relating to the tax consequences of their investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or regulatory changes are made to the taxation regime for tax-deferred or tax-exempt partners regarding UBTI, or to the taxation of widely-held partnerships, there is a risk that the Offshore Funds could no longer be able to fulfill their intended function.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Funds.  To the extent that changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors or hedge funds, including tax regulation applicable thereto, there may be material adverse effects on the ability of the TEI Core Funds to pursue their investment objective or strategies which could force the TEI Core Funds to change, or even cease, their operations.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Board of Directors
Each Fund's Board has overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.  The initial Directors have each been ratified by each Fund's initial Member.  Any vacancy on the Board may be filled by the remaining Directors of such Board, except to the extent the 1940 Act requires the election of Directors by the Members.  A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940 Act) of any Fund or the Advisors.  See "Management of the Funds – Directors and Officers."

The Advisor and Sub-Advisor
BlackRock Advisors, LLC is the Funds' investment advisor.  BlackRock Financial Management, Inc. is the Funds' sub-advisor.  The Advisors will provide certain day-to-day investment management services to the Funds.  The Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Funds' average net assets.  The Feeder Funds will not pay a fee to the Advisor (at the Feeder Fund or Master Fund level) so long as the Feeder Funds remain in the master-feeder structure.  The Advisor and not the Funds will pay the Sub-Advisor for its services on behalf of the Funds.  See "Management of the Funds – Advisor and Sub-Advisor," "– Investment Management Agreements and Sub-Investment Advisory Agreements."

BlackRock Alternative Advisors. The Advisors allocate the Funds' assets among Portfolio Funds using the diverse knowledge and experience of BAA to assess Portfolio Funds and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.

BlackRock Multi-Asset Client Solutions Group.  The Advisors generally allocate the Funds' assets among the securities in which the Funds invest directly using the diverse knowledge and experience of BlackRock Multi-Asset Client Solutions Group to assess securities and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment.

Each Feeder Fund has entered into an Expense Limitation Agreement (the "Expense Agreement") in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets (the "Expense Cap").   Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Interests; arranging for the calculation of the issue and repurchase price of Interests; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses.  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, distribution and investor services related fees paid to the Distributor.

Custodian	PFPC Trust Company, an affiliate of the Advisors, will serve as the Funds' custodian (the "Custodian"). See "Custodian."
Escrow Agent
PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), or one of its affiliates, will serve as the Feeder Funds' escrow agent (the "Escrow Agent") with respect to subscription monies received from prospective investors and monies held pending payment to Members in connection with repurchases of Interests.  PNC GIS is an affiliate of the Advisors. See "Escrow Agent."

Administrator
PNC GIS has been appointed by the Funds to provide certain administrative, accounting, transfer agency and investor services to the Funds (the "Administrator").  Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Funds.

The Funds also pay the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee").  The Administrative Fee is paid out of and reduces the Funds' net assets.  See "Administration, Accounting and Investor Services Agreements."

Distribution Agreements
The Feeder Funds have entered into Distribution Agreements (the "Distribution Agreements") with BlackRock Investments, LLC (the "Distributor") to provide for distribution of the Interests.  The Distribution Agreements provide that the Distributor will sell, and will appoint financial intermediaries to sell, Interests on behalf of the Funds on a best efforts basis.

Financial intermediaries that sell Interests may impose fees, terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the

Funds.  Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor's ability to subscribe for Interests or tender Interests for repurchase or otherwise transact business with the Feeder Funds.

Each of the Core Fund and TEI Core Fund may pay out of their own assets an on-going distribution fee and an on-going services fee to the Distributor. The amount of the distribution fee will be 0.75% of the average quarter-end net asset value of the Interests owned by the customers of the financial intermediary. The amount of the services fee will be 0.25% of the average quarter-end net asset value of the Interests owned by the customers of the financial intermediary.   The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.   The distribution fee and the services fee are not applicable to the FB Core Fund or the FB TEI Core Fund because the FB Core Fund and FB TEI Core Fund are being offered to investors who have fee-based accounts with registered investment advisors or broker-dealers with whom the investor has agreed to pay a fee for investment related services.

On the initial closing date and during the three-month period following the initial closing date, investors in BlackRock Multi-Strategy Hedge Opportunities LLC ("MSHO") and BlackRock Multi-Strategy Hedge Advantage ("MSHA") who owned shares of those funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") on July 31, 2008 will be permitted to invest in the Core Fund and TEI Core Fund without paying any sales commissions to financial intermediaries , subject to confirmation by the Advisors .  The Advisors, out of their own assets, will pay Merrill Lynch (but not other financial intermediaries) 1.0 % of the net asset value of the Interests purchased during such period by any MSHO or MSHA investor who is a Merrill Lynch customer.

Financial intermediaries that are members of the Financial Industry Regulatory Authority Inc. ("FINRA") may not accept any compensation in connection with a Feeder Fund's Interests that exceeds the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

Purchasing Interests
Interests will be offered at their net asset value and may be purchased on the first Business Day of each calendar quarter, except that the Feeder Funds may offer Interests more frequently as determined by the respective Board.  Interests are being offered only to investors that meet all requirements to invest in the Feeder Funds.  The minimum initial subscription for Interests in each Feeder Fund is $50,000, and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Feeder Funds may accept subscriptions for lesser amounts in the discretion of the Advisors. A financial intermediary may establish higher minimum investment requirements than the Funds.

An investor's subscription for Interests is irrevocable by the investor and will generally require the investor to maintain its investment in the respective Feeder Fund until such time as that Feeder Fund offers to repurchase the Interests in a tender offer.  The Board may, in its discretion, cause a Feeder Fund to repurchase all of the Interests held by a Member if the total value of the Member's Interests, as a result of repurchase or transfer by the Member, is less than $25,000 (or any lower amount equal to the Member's initial subscription amount).

In order to subscribe for Interests, an investor must complete and provide for the delivery of a completed subscription agreement to the Funds at least ten calendar days prior to the acceptance date set by the Funds .  A Member generally may subscribe for additional Interests by completing an additional subscription agreement.  Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription.  Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the "Subscription Period").  Although the Distributor may accept, in the Feeder Fund's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received.  The Feeder Funds reserve the right to reject any subscription for Interests, and the Feeder Funds may, in their sole discretion, suspend subscriptions for Interests at any time and from time to time.  Subscriptions received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Funds will be held by the Escrow Agent.  Any interest earned on monies held by the Escrow Agent in such instances will be credited to the Funds and not the investor.  During the Subscription Period for the initial closing, the Funds may use cleared funds for investments in Portfolio Funds. During this period, all Interests will be issued at the same price. See "Purchasing Interests."
Eligibility
Each Feeder Fund intends to sell its Interests only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as "Eligible Investors."  Investors who are "accredited investors," as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors.  Existing Members subscribing for additional Interests must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor's qualification as an Eligible Investor.  See "Eligible Investors."

Transfer Restrictions
The Feeder Funds are closed-end management investment companies.  Members of the Funds will not have the right to redeem their Interests.  In addition, there is no public market for Interests and none is expected to develop.  The Feeder Funds will not list their Interests on a stock exchange or similar market.  With very limited exceptions, Interests are not transferable and liquidity for investments in Interests may be provided only through periodic tender offers by the Feeder Funds, as described below (the Funds, however, are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act).  Any Transfer made or purported to be made that is in violation of the applicable Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Interest of such Member, transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, transferee or successor Member will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.  An investment in the Feeder Funds is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.  See "Eligible Investors," "Purchasing Interests" and "Repurchases of Interests – Transfers of Interests."

No Redemptions; Repurchases of Interests by the Funds
No Member or other person holding Interests acquired from a Member will have the right to require the Feeder Funds to redeem their respective Interests.  Beginning June 30 , 2011, the Feeder Fund may from time to time offer to repurchase Interests from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each tender offer may be limited and will generally apply to up to 10% of the net assets of the respective Feeder Fund at that time.  In determining whether a Feeder Fund should offer to repurchase Interests from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board of each Feeder Fund that such Feeder Fund offer to repurchase Interests from Members quarterly on the last Business Day of March, June, September and December, beginning in June of 2011.  The Feeder Funds will require that each tendering Member tender a minimum of $25,000 worth of Interests. However, the Feeder Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

The Feeder Funds will impose a one-year lock-up period on all Members with respect to repurchasing Interests.  This means that for each Interest that a Member purchases, the Member will not be able to participate in a tender offer with regard to that Interest until the Business Day immediately preceding the one-year anniversary of the Member's purchase of that Interest.  This one-year lock-up period would apply separately to each purchase of Interests made by a Member.  For example, generally speaking, if a Member purchased Interests in January of year 1 and then purchased additional interests in December of year 1, such Member would not be able to tender to the Feeder Funds the additional Interests purchased in December of year 1 until December of year 2.  A 2.00% early repurchase fee will also be charged to any Member that tenders its Interests to the Feeder Fund after the expiration of the one-year lock-up period but prior to the Business Day immediately preceding the two-year anniversary of the Member's applicable purchase of the Interests.  As is the case with the one-year lock-up period, the two-year time period for the early repurchase fee would apply separately to each purchase of Interests made by a Member.  The purpose of this fee is to reimburse a Feeder Fund for the costs incurred in liquidating securities in such Feeder Fund's portfolio in order to honor the Member's repurchase request.

The Feeder Funds may repurchase Interests, or any portion of them, from a Member or any person acquiring Interests from or through a Member, without consent or other action by the Member or other person under certain prescribed conditions set forth under "Repurchases of Interests."

Taxation
The Core Funds, the TEI Core Funds and the Master Fund will be treated as partnerships for U.S. federal income tax purposes.  The Offshore Funds will be treated as corporations for U.S. federal income tax purposes.  See "Certain U.S. Federal Income Tax Considerations."  Skadden, Arps, Slate, Meagher & Flom LLP, counsel to each of the Feeder Funds, will render an opinion to the effect that, under current law and based on certain assumptions and representations, each Feeder Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  Accordingly, each Feeder Fund will not be subject to U.S. federal income tax, and each Member of each Feeder Fund will be required to report on its own annual tax return such Member's allocable share of its respective Feeder Fund's taxable income or loss.

Certain Tax Considerations for U.S. Tax-Exempt Investors
Under current law, an investment in the TEI Core Funds should not generate UBTI for a U.S. Tax-Exempt Investor provided that such investor does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Certain Tax Considerations for Non-U.S. Investors
A non-U.S. investor generally should not be subject to U.S. federal income tax on TEI Core Funds distributions or on gains recognized on the sale, exchange or redemption of its TEI Core Funds Interests where such non-U.S. investor's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Certain Tax Considerations for U.S. Taxable Investors
A U.S. taxable investor in computing its U.S. federal income tax will include its allocable share of its Fund's items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such investor.  A U.S. taxable investor's U.S. federal income tax liability with respect to its allocable share of Fund earnings could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by such investor.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

U.S. Taxation of the Offshore Funds
The Offshore Funds will be subject to U.S. corporate income taxation and branch profits taxation on certain income that is effectively connected for U.S. federal income tax purposes.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to the Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on U.S. Tax-Exempt Investors and non-U.S. investors).  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Interests.  A Fund's assets will not be deemed to be "plan assets" for purposes of ERISA.

Reports to Members
The Feeder Funds will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.  The Core Funds and the TEI Core Funds will not be able to deliver Schedule K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.  In addition, if the Master Fund receives revised K-1s after the Funds deliver K-1s to their Members, the Funds will restate the K-1s previously sent to Members.  See "Reports to Members" and "Certain U.S. Federal Income Tax Considerations."

Anti-Takeover Provisions
Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert a Fund to open-end status.  These provisions could deprive the holders of Interests of opportunities to sell their Interests at a premium over the then current net asset value.  See "Additional Information and Summary of the LLC Agreements."

Counsel for the Fund and the Advisors

Skadden, Arps, Slate, Meagher & Flom LLP has been retained as counsel for the Funds and the Advisors.  No investor will have an attorney-client relationship with counsel solely as a result of the purchase of Interests by an investor.  Each potential investor should consult its own legal, tax and other advisors in connection with an investment in the Feeder Funds.  See "Accountants and Legal Counsel."

Auditors	(the "Auditor") has been retained as the Funds' independent auditor. See "Accountants and Legal Counsel."
Term	Each Fund's term is perpetual unless a Feeder Fund or the Master Fund is otherwise terminated under the terms of its limited liability company agreement.
Fiscal Year	For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31.

SUMMARY OF FEEDER FUNDS' EXPENSES

The following table illustrates the approximate expenses and fees that Members in the Feeder Funds are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
	Core Fund		TEI Core Fund		FB Core Fund	FB TEI Core Fund
Maximum Sales Load (as a percentage of the offering price)	2.50	%(1)	2.50	%(1)	0.00%	0.00%
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%		2.00%		2.00%	2.00%

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fee s (3)	1.00%		1.00%		1.00%	1.00%
Other Expenses(4)	0.50%		0.50%		0.50%	0.50%
Distribution and Services Fees(5)	1.00	%(6)	1.00	%(6)	0.00%	0.00%
Acquired Fund Fees and Expenses (7)		%		%	%	%

TOTAL ANNUAL EXPENSES		%		%	%	%

(1)
Financial intermediaries may charge a sales load of up to 2.50% directly to their customers for their services in conjunction with the distribution of Interests.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  All such compensation, however, with respect to Interests in the Feeder Funds that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA. See "Plan of Distribution."

(2)
A 2.00% Early Repurchase Fee payable to the respective Feeder Fund will be charged with respect to the repurchase of a Member's Interests (or portion thereof) at any time following the one-year lock-up period and prior to the Business Day immediately preceding the two-year anniversary of the Member's applicable purchase of such Interests (or portion thereof). See "Repurchase of Interests."

(3)
As a contractual matter, a Feeder Fund will not directly pay an investment management fee to the Advisor so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's Members will bear an indirect share of the Master Fund's annualized investment management fee of 1.00% of the Funds' average net assets, through its investment in the Master Fund.

(4)
The Funds will bear their organization expenses prior to completion of this offering.  The Funds will amortize their offering costs (other than distribution and shareholder services fees) over a 12-month period.  The Feeder Funds' organization and offering costs will be subject to the 0.50% expense cap described below.  Each Feeder Fund will also bear other direct costs including professional fees, transfer agency fees and other operating expenses.  Directors' fees, insurance costs, and certain other costs are allocated among the Funds.  Each Feeder Fund will also bear a pro rata share of the non-advisory operating expenses , as well as certain non-operating expenses such as organization costs, borne directly at the Master Fund level.  Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Interests; arranging for the calculation of the issue and repurchase price of Interests; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, distribution and investor services related fees paid to the Distributor. Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. If the operating expenses of a Feeder Fund that received a waiver or reimbursement from BlackRock within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  ( i ) the Feeder Fund has more than $50 million in assets, ( ii ) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap.

(5)
The Feeder Funds are being offered to Eligible Investors on the same terms, except that the FB Core Fund and the FB TEI Core Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment advisors or broker-dealers to whom the investor has agreed to pay a fee for investment related services.  As a result, the sales charge and distribution and investor services fees charged to investors in the Core Fund and the TEI Core Fund will not be applicable to investors in the FB Core Fund and FB TEI Core Fund.

(6)
The Fund may pay out of its assets an on-going distribution fee and an on-going shareholder services fee to the Distributor. The amount of the distribution fee will be 0.75% of the average quarter-end net asset value of the Interests owned by the customers of the financial intermediary. The amount of the shareholder services fee will be 0.25% of the average quarter-end net asset value of the Interests owned by the customers of the financial intermediary.  The Distributor will generally pay substantially all of these on-going fees to financial intermediaries.  The Advisor may also, out of its own assets, pay Merrill Lynch, Pierce, Fenner & Smith Incorporated 1.0% of the net asset value of Interests purchased by former investors in certain BlackRock funds on the initial closing date and during the three-month period following the initial closing date. In addition, the Advisor (and not the Funds) have agreed to pay from its own assets additional compensation to certain financial intermediaries in connection with the offering. All such compensation, however, with respect to Interests in the Feeder Funds that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA. See "Plan of Distribution."

(7)
The "Acquired Fund Fees and Expenses" include each Feeder Fund's share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g. redemption fees) in which the Master Fund invests.  Fees and expenses related to investing in , or incurred by, Portfolio Funds are not subject to the expense limitation described in footnote (4).  The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses.  Each Portfolio Fund's expenses will vary.  In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Managers in order to seek to enhance or preserve the Portfolio Funds' returns.  Approximately     % of the total estimated     % of Acquired Fund Fees and Expenses represent each Feeder Fund's pro rata share of costs incurred at the underlying Portfolio Fund level, which consists of approximately     % in management fees, approximately     % in other expenses (such as trading expenses) and approximately     % in incentive fee allocations.  The Master Fund's investments will be allocated among many asset classes, including absolute return and private equity, among others.  Portfolio Funds with absolute return objectives may on average employ more leverage than certain other types of Portfolio Funds.  Portfolio Funds that are private equity funds will on average incur higher operating expenses early on in such fund's investment cycle as the investments in this asset class often have a longer term investment horizon, which can result in higher operating expense ratios early in such fund's investment cycle.  In addition, for recently launched Portfolio Funds in which the Master Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as start up costs are being borne over a smaller invested capital base.  The fees and expenses disclosed above are based on 2008 financial information (which was the most recent financial information of the Portfolio Funds available to the Funds), and such data may (and is expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the Portfolio Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses.  Generally, fees payable to Managers are estimated to range from 1% to 2.50% (annualized) of the average net asset value ("NAV") of the Master Fund's investment in such Portfolio Funds.  In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 15% to 25% of a Portfolio Fund's net profits. These fees payable to Managers are estimates and may be higher or lower than the numbers shown.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "Management of the Funds," "Administration, Accounting and Investor Services Agreements," "Fund Expenses," "Purchasing Interests" and "Repurchases of Interests."

The following example is intended to help you compare the cost of investing in the Feeder Funds with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of a Feeder Fund.

Example for Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the estimated fees and expenses incurred by the Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Core Fund level and the Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $   , $    , $    and $    , respectively. Actual expenses may be greater or less than those shown.

Example for TEI Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the TEI Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the TEI Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the estimated fees and expenses incurred by the TEI Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the TEI Core Fund level and the TEI Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $   , $    , $    and $    , respectively. Actual expenses may be greater or less than those shown.

Example for FB Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return.  The rate of return of the FB Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the FB Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the estimated fees and expenses incurred by the FB Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the FB Core Fund level and the FB Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $   , $    , $    and $    , respectively. Actual expenses may be greater or less than those shown.

Example for FB TEI Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the FB TEI Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the FB TEI Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The example is based on the estimated fees and expenses incurred by the FB TEI Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the FB TEI Core Fund level and the FB TEI Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $   , $    , $    and $    , respectively. Actual expenses may be greater or less than those shown.

THE FUNDS

This Prospectus describes four separate funds (the "Feeder Funds"): (i) BlackRock Core Alternatives Portfolio LLC (the "Core Fund"), (ii) BlackRock Core Alternatives FB Portfolio LLC (the "FB Core Fund" and, together with the Core Fund, the "Core Funds"); (iii) BlackRock Core Alternatives TEI Portfolio LLC (the "TEI Core Fund") and (iv) BlackRock Core Alternatives FB TEI Portfolio LLC (the "FB TEI Core Fund" and together with the TEI Core Fund, the "TEI Core Funds").

The Core Funds invest all or substantially all of their investable assets in BlackRock Core Alternatives Master Portfolio LLC, a Delaware limited liability company (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Core Alternatives FB Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the FB TEI Core Fund ( the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Feeder Funds.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that the FB Core Fund and the FB TEI Core Fund are being offered to only Eligible Investors who have fee-based accounts with registered investment advisors or broker-dealers to whom the investor has agreed to pay a fee for investment related services ("fee-based account").  As a result, the sales charge and distribution and investor services fees (as described below) charged to investors in the Core Fund and the TEI Core Fund will not be applicable to investors in the FB Core Fund and FB TEI Core Fund.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase Interests in the FB Core Fund or the FB TEI Core Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase Interests in the Core Fund or the TEI Core Fund, as applicable.

An investment in the TEI Core Funds should not generate unrelated business taxable income or income from debt-financed property (collectively, "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member, provided that such member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  An investment in the TEI Core Funds should not generate effectively connected income for U.S. federal income tax purposes for a non-U.S. investor ("Non-U.S. Member") where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

For convenience, reference to the TEI Core Funds may include the Master Fund and the Offshore Funds as the context requires, and reference to the Core Funds may include the Master Fund as the context requires.   In addition, although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

THE OFFERING

The minimum initial subscription for Interests in each Feeder Fund is $50,000, and minimum subsequent subscriptions are $25,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  The Feeder Funds may accept subscriptions for lesser amounts in the discretion of the Advisors.

Although the Interests will be registered under the Securities Act of 1933 (the "1933 Act"), the Interests will be sold only to "accredited investors" as defined in Regulation D under the 1933 Act.  Interests will be offered at closings (each, a "Closing") on the first Business Day of each quarter or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each member, a "Director" and, collectively, the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed .  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Interests quarterly, subject to the discretion of the respective Board, Interests will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Interests in a timely manner or at all.  The Interests are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Feeder Funds.

USE OF PROCEEDS

The Advisors currently anticipate that the Funds will be able to invest substantially all of the net proceeds of this offering in Portfolio Funds and securities that meet the Funds' investment objective within approximately six months after the completion of this offering. Although this period is longer than the three-month period used by most closed-end investment companies to invest the proceeds of their offerings, the Advisors believe a six-month investment period is in the best interests of the Funds in order to provide the Funds the flexibility to invest the proceeds of the offering in the most opportunistic manner, in light of the nature of the market for interests in potential Portfolio Funds and current market conditions.  Generally, interests in potential Portfolio Funds are not liquid securities. The owner of such interests generally is permitted to transfer them only with the consent of the general partner of a Portfolio Fund.  As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Funds will be able to quickly purchase interests in potential Portfolio Funds. Moreover, given the current economic environment, the Advisors believe that the flexibility of investing the Funds' assets over a six-month period may permit the Funds to invest in Portfolio Funds and securities at more favorable prices, although no assurance can be given in this regard.  Pending such investment, it is anticipated that the proceeds will be invested in high-quality money market securities.

INVESTMENT OBJECTIVE

The Feeder Funds' investment objective is to seek capital appreciation.  In order to achieve their objective, the Feeder Funds, through the Master Fund which has the same investment objective, utilize securities selection and risk management to invest in a portfolio of alternative asset classes and other asset classes generally not highly correlated with the Standard & Poor's 500 Index over a long-term time horizon.  The Funds cannot guarantee that their investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful.

If a Fund's Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (i.e., the last Business Day of March, June, September and December) for such tender offer.  Such change, however, can be effected without Member approval.  Except as otherwise stated in this Prospectus or each Fund's Limited Liability Company Agreement (each, an "LLC Agreement"), the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Members.  The Funds' principal investment policies and strategies are discussed below.  Whenever the Master Fund holds a shareholder vote, the Feeder Funds will pass the vote through to its own shareholders.

The Feeder Funds invest all or substantially all of their investable assets in the securities of the Master Fund (via the Offshore Funds in the case of the TEI Core Funds), through which the Feeder Funds pursue their investment objective.  Although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

INVESTMENT STRATEGIES

The Funds seek to achieve their investment objective by investing (i) in private funds or other pooled investment vehicles or accounts (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, with the intention of adding additional Portfolio Funds as the Funds' assets grow and the need to diversify among additional Portfolio Funds increases, and (ii) directly in securities (other than those of Portfolio Funds) selected by the Advisors. The Funds may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  Subject to applicable restrictions imposed on the Funds by the 1940 Act, the Funds will limit the amount that can be invested in any single Portfolio Fund or in any single direct investment , either directly or indirectly through the use of derivative transactions (including through the use of Strategic Transactions), to 20% of the Funds' total assets measured at the time of purchase , and the maximum amount of the Funds' assets which may be exposed to any particular derivative counterparty with respect to Portfolio Funds or with respect to any direct investment will be limited to 20% of the Fund's total assets measured at the time of purchase .  In addition, as part of their normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Members who tender their Interests.  The Funds also may invest in such securities in order to achieve their investment objective.

Portfolio Manager and the Investment Committee

The Advisors have established an investment committee (the "Investment Committee") for the Funds that is comprised of investment professionals from BlackRock Alternative Advisors (“BAA”), a business unit representing the fund of funds platform for the Advisors, and the BlackRock Multi-Asset Client Solutions Group (the “ BMACS Group”), a business unit that participates in the global efforts of the Advisors with respect to strategic and tactical asset allocation advice and portfolio implementation.   The Investment Committee will assist the Funds' portfolio manager in determining the Funds overall asset allocation.  The Funds' portfolio manager is a member of and chairs the Investment Committee and has ultimate decision making authority with respect to asset allocation. See "Management of the Funds—Portfolio Manager" for more information on the Funds' portfolio manager.

Strategies

As described in more detail below, the Funds' portfolio manager, in consultation with the Investment Committee, will construct an asset allocation of "core strategies" and "rotational strategies."  It is currently expected that approximately 60-90% of the Funds' portfolio will be comprised of investments that constitute core strategies while approximately 10-40% of the Funds' portfolio will be comprised of investments that constitute rotational strategies. The Advisors will generally implement core strategies by investing in Portfolio Funds and will implement rotational strategies by investing directly in securities.

The portfolio manager and the Investment Committee will meet periodically to determine the Funds' asset allocation between core strategies and rotational strategies. Any determination is subject to change and will generally be based on an evaluation of market conditions and the relative opportunity set of the various strategies.  As such, the amount of the Funds' portfolio that constitutes core strategies and rotational strategies may deviate substantially from the percentage guidelines listed above over the life of the Funds.

While the strategies described below are designed to provide the Funds with the flexibility to have a broad-based portfolio of alternative investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies, in particular certain core strategies, such as private equity fund strategies, real asset strategies, certain less-liquid hedge fund strategies and opportunistic strategies, until the Funds attain a “critical mass” in terms of asset size (as determined by the Advisors).  In addition, while the Funds may take advantage of the full range of strategies and investments described below (and other strategies as made available),  they are not required to do so nor are they required to invest any particular percentage of their assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing . The Advisors  anticipate investing in only some of the strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Advisors' evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions.

The core and rotational and other strategies referenced in this Prospectus are subjective classifications made by the Advisors in their sole discretion. Such classifications may differ substantially from classifications into similarly named strategies made by other industry participants.

Core Strategies

Generally, core strategies are those longer-term investment strategies that the Advisors believe have historically provided long-term attractive risk-adjusted returns compared to the S&P 500 Index.  The Advisors will seek to implement these strategies primarily through investments in Portfolio Funds, although the Advisors also may, to a lesser extent, seek to implement core strategies through certain direct investments.  Core strategies generally have long term investment horizons (typically one year or greater) and liquidity terms that typically range from one year to ten years.  Core strategies will generally consist of, but not be limited to, the following investment strategies: hedge fund strategies, private equity fund strategies, real asset strategies and opportunistic strategies.

It is anticipated that, within the core strategies, the Funds will initially focus on certain hedge fund strategies described below and may, once the Funds reach a critical mass in terms of asset size (as determined by the Advisors), add other core strategies to their portfolio.

Hedge Fund Strategies .  Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse.  Major categories include:

•	relative value — seeks to profit from mispricing of financial instruments relative to each other or historical norms;
•	event driven — concentrates on companies that are subject to corporate events such as takeovers or bankruptcies;
•	fundamental long/short — involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value;
•	direct sourcing — enters into direct transactions to provide financing to institutions or individuals; and
•	directional trading — seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Certain types of hedge fund strategies seek to generate fairly stable returns regardless of the market environment.  These "non-directional" strategies generally include funds in the relative value, event driven, and direct sourcing categories.  Other types of strategies seek to capitalize on movements in the underlying markets and so are exposed to the direction of those markets.  These "directional" strategies generally include funds in the fundamental long/short and directional trading categories.  The Funds may invest in private funds managed by hedge fund managers that pursue any single type of investment strategy or a combination of strategies.  In general, the majority of the hedge funds in which the Funds invest are expected to pursue an absolute return strategy that blends directional and non-directional strategies.

Certain hedge funds in which the Funds may invest may pursue an absolute return strategy.  Hedge funds that employ absolute return strategies generally attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in most market environments.  In order to do this, hedge funds that pursue these strategies may use arbitrage-based strategies and hedging tools to minimize exposure to the direction of the equity markets. Several examples of absolute return strategies are:

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Convertible Arbitrage.  This strategy typically involves the purchase of a convertible debt or preferred equity instrument concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

•
Merger Arbitrage.  Merger arbitrage involves taking short and long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer.  The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

•
Event Driven Arbitrage.  Event driven arbitrage involves investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).
•
Fixed Income Arbitrage.  Fixed income arbitrage seeks to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.

•
Volatility Arbitrage.  This strategy attempts to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that volatility arbitrage managers monitor to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the manager can identify when the securities or asset classes trade out of their normal trading range.

•
Statistical Arbitrage.  Statistical arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models.  The strategy identifies inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.

The Funds may invest in hedge funds that employ any absolute return strategy, including but not limited to those listed above.

The Funds are free to invest in any hedge funds that they deem to be an attractive investment opportunity, regardless of size, Manager or any other factor.  However, as a general matter, the Funds will typically limit investments in hedge funds to those that the Advisors believe: (i) have well established Managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that  have developed sound  practices throughout their organization with respect to investments, risk management and operations.  In addition, the Advisors will take into account the hedge fund's liquidity in the context of the Funds’ overall portfolio and anticipated cash flows as a key element within the context of developing a well diversified portfolio.  This approach may mean the Funds do not invest in less established hedge funds that may in some cases perform better than more established hedge funds.  This approach may be detrimental to the investment performance of the Funds compared with what the performance would have been if the Funds did not follow such an approach.  Furthermore, the Fund may be precluded from investing in certain Portfolio Funds, including hedge funds, due to its obligations or considerations under the 1940 Act or other laws, rules or regulations.  See "General Risks – Risks Relating to Portfolio Funds – Limits on Investing in Portfolio Funds."

Private Equity Fund Strategies.  Private equity funds are private investment vehicles that primarily invest in the debt, equity or equity-linked securities of private companies and sometimes in public companies.  Private equity generally involves equity-related finance that is intended to bring about some kind of change in a private business (e.g., providing growth capital, supporting operational change, recapitalizing a company or financing an acquisition) and taking a company private.  The financing can be in the form of equity shares or debt, including debt with equity-like features.  Private equity investments can cover companies of all sizes and all stages in their life cycles.  Venture capital includes seed money and funding for start-up and early stage companies.  Development, expansion, or growth capital is used by more mature companies to grow the business.  Buyout capital is used to buy an existing company or division of a larger company.  Restructuring capital involves infusions of capital for distressed companies.  Mezzanine (subordinated) debt is a type of debt financing commonly used in a leveraged buyout.  The Funds may invest with private equity sponsors that pursue any of the strategies above, or any related strategy .

Real Asset Strategies. Real asset sectors generally include, but are not limited to , real estate, infrastructure and natural resources .  Exposure to these sectors can be achieved through either private or public investments and the Funds will focus on, although not be limited to, Portfolio Funds making private investments.  Private investments typically involve the direct exchange of assets between buyer and seller. Other real asset sectors trading in the public markets are typically correlated to the returns of the overall market.  It is the Advisors' belief that private investments in these real asset sectors are particularly inefficient.  Conversely, the equity markets in which real estate investment trusts trade and futures markets are characterized by a greater transparency of information and are thus significantly more efficient, offering investors fewer opportunities to produce high risk-adjusted returns.  The Funds may invest in:

•
Real Estate Strategies.  The Funds may invest in Portfolio Funds that invest in real estate.  Real estate strategies seek to generate attractive long term returns through the acquisition and disposition of securities related to real property.  Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any).  The Funds may invest with real estate managers that pursue any of a wide variety of strategies, including but not limited to principal strategies (i.e., value generate through ownership and management of properties), value-added strategies (i.e., value added through improvement of properties), opportunistic strategies and public equity (e.g., REIT) strategies.

•
Infrastructure Strategies.  The Funds may also invest in Portfolio Funds making investments in infrastructure.  Infrastructure generally refers to large-scale public works.  Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.).  Infrastructure assets are generally long-lived and have high development costs.  Investment in infrastructure can take a wide range of forms, from investing directly in toll roads to purchasing equity in construction companies.  Direct investment typically involves entering into agreements with the relevant governmental agency to own or operate the particular asset.  The Funds may invest with Managers who are pursuing any type of infrastructure investment.  In addition, the Funds may seek to invest in the securities of companies involved in infrastructure.  Increasingly, baskets of securities are traded in the market in single vehicles (e.g., structured notes), and the Funds may seek to invest in such vehicles.

•	Natural Resources Strategies. The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors. The energy sector is expansive, but investments and strategies employed in this sector can generally be categorized as follows: production, distribution, transportation, storage, generation and transmission. Production strategies – often referred to as “upstream strategies” – generally involve the extraction and sale of oil, natural gas or other resources, which are themselves inputs along the energy value chain. Upstream acquisition and production strategies such as the acquisition of interests in producing oil and natural gas wells offer the most direct exposure to commodities. As such, to the extent the Advisors employ this strategy, they anticipate focusing primarily on upstream strategies, but may also consider investments with energy funds focused on exploration, infrastructure investments, products and services and substitute or alternative energy sources. Timber and other natural resources strategies such as agricultural land investments generally focus on the acquisition of land, active management of those lands to maximize harvest volumes, interim harvesting to generate current income and eventual sale of the land to complete the realization of an investment. To the extent the Advisors employ this strategy, the Advisors will focus on Managers focusing primarily on U.S. timberland, agricultural properties and other similar strategies.

Opportunistic Strategies.  The Funds may at times invest a portion of the assets allocated to core strategies opportunistically taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources.  The Advisors may include investments that they believe demonstrate greater or more transient opportunities to participate in returns derived from market inefficiencies than might typically be included as a significant position in a diversified portfolio. Co-investment opportunities derived from BAA's extensive relationships with third-party managers may also be included. These opportunistic investments are expected to be more concentrated than the Fund's diversified hedge fund portfolio investments, may range significantly in terms of holding periods, and may have wider risk-adjusted characteristics. The opportunistic investments will not be limited to a specific investment structure or types of investment, and may include commingled fund investments, direct investments, and all forms of public and private equity or fixed income securities or other investments.

Allocations to Portfolio Funds

As described above, the Advisors currently expect that approximately 60-90% of the Funds' portfolio will be comprised of investments that constitute core strategies and that the Advisors will generally implement these core strategies by investing in Portfolio Funds (although core strategies may also include direct investments from time to time).  The Funds will utilize the diverse knowledge and experience of BAA, a business unit representing the fund of funds platform of the Advisor and its affiliates in determining the Portfolio Funds in which the Funds will invest.  BAA will assess Portfolio Funds to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. BAA will allocate assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain what the Advisors believe is an appropriate level of diversification.  The Funds, however, will be non-diversified companies under the 1940 Act and may thus concentrate their assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act.  The Funds will seek to invest in Portfolio Funds that, in the aggregate, maintain exposure to a range markets, national economies and the core strategies discussed, as well as others .  In addition to seeking a level of diversification, the Advisors may focus on Portfolio Funds that emphasize certain core strategies that the Advisors believe are more likely to be profitable than others due to their assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing a core investment strategy and the Advisors' view of the investment potential and diversification benefits of such core strategy, certain of the Portfolio Funds selected by the Advisors may be allocated substantially larger portions of the Funds' assets than other Portfolio Funds; provided, however, that the Funds will limit the amount that can be invested in any single Portfolio Fund, either directly or indirectly through the use of derivative transactions (including through the use of Strategic Transactions), to 20% of the Funds' total assets.  The Advisors will conduct ongoing reviews of each Portfolio Fund and make allocations and reallocations of assets based upon an ongoing evaluation of  each Portfolio Fund's  strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance.   However, particularly with respect to Portfolio Funds (such as certain private equity and hedge funds) with longer lock-up periods, reallocation based on views developed subsequent to investment may be limited or not possible.

Each Portfolio Fund will generally be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity and other criteria.  In allocating assets to Portfolio Funds, the Advisors determine which investment strategies should be included in the Funds' investment portfolio (based on  an evaluation of market conditions) and the amount of the Funds' assets to be allocated to such strategies.  The types of Portfolio Funds available for investment by the Funds are expected to vary considerably over time, and the expertise of the Advisors in identifying and exploiting new opportunities is expected to result in a continually evolving set of investment strategies.

Manager Selection.  The Advisors may take into account a number of factors when considering a Manager's ability to manage assets using a particular investment strategy or strategies, including: the length of the Manager's experience in that strategy; qualitative judgments of the Manager's organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager's capacity to manage assets in that strategy; and quantitative analysis of the Manager's historical performance.   The selection process and criteria or emphasis placed on any particular criteria will vary depending on the asset class.   Each Manager may or may not be registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"), and whether a Manager is registered with the SEC is not a material factor in its selection by the Advisors.  The Funds may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if the existing Portfolio Fund is no longer open or available for direct investment by the Funds but is sponsoring a successor Portfolio Fund with the same or similar strategy.

In the aggregate, the Funds' exposures through Portfolio Funds will be to a broad array of securities and other financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets.  F inancial instruments are continuously evolving and, subject to the requirements of the 1940 Act, the Fund may participate in such investments. The Portfolio Funds may in some cases hedge currency risks.

The Advisors anticipate that the number and identity of Portfolio Funds will vary over time, at the Advisors' discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisors may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, Members of the Funds.

Additional Methods of Investing in Portfolio Funds.  The Funds will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund.  There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Funds.  Such an instance may arise, for example, where the Funds' proposed allocation does not meet a Portfolio Fund's investment minimum.  In these instances, the Advisors may determine that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund.   If so determined, the Funds may invest in the Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Portfolio Fund.  In each case, a counterparty would agree to pay to the Funds a return determined by the return of the Portfolio Fund, in return for consideration paid by the Funds equivalent to the cost of purchasing an ownership interest in the Portfolio

Fund.  Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Funds' investment.  There can be no assurance that the Funds' indirect investment in Portfolio Funds will have the same or similar results as a direct investment in the Portfolio Fund, and the Funds' value may decrease as a result of such indirect investment.  When the Funds make an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Funds may be subject to additional regulations.  Alternatively, the Funds may seek to purchase an interest in a Portfolio Fund though a secondary market transaction involving an existing investor in such Portfolio Fund, although these acquisitions typically require consent of the general partner of the Portfolio Fund.

Rotational Strategies

Generally, rotational strategies are those investment strategies that the Advisors believe will provide additional diversification and flexibility in managing risk and liquidity.  The Advisors will seek to implement these strategies through long and short positions in direct investments in an effort to help manage the risk of the Funds, provide liquidity and capture tactical alternative investment opportunities, and such investments will generally have liquidity terms of one year or less.   The Advisors may allocate assets to direct investments by utilizing a broad range of rotational strategies that seek to provide investors with alternative exposures relative to traditional asset classes.  The Funds’ direct investments  may be allocated across rotational strategies by the Advisor based upon a combination of qualitative and fundamental factors and , consequently,  certain rotational investment strategies may be allocated substantially larger positions of the Funds’ assets than others .  The amount of the Funds’ assets invested within each particular rotational strategy will fluctuate and is subject to change at the Advisor’s discretion.

The list of rotational strategies below provides a framework for the types of investment strategies that may be employed by the Funds and is not intended to be exhaustive.  While the Advisors currently expect to focus on one or more of these rotational strategies, they may switch among them and focus on additional rotational strategies not currently listed over the life of the Funds.  The rotational strategies discussed below are not hedge fund replication strategies and, consequently, do not invest directly in hedge funds.   Rather, the strategies described below are generally implemented through direct investments in securities and may make use of various derivative instruments.

Multi-Factor Long-Short Strategies.  These strategies seek to generate attractive risk-adjusted return by allocating capital among market risk factor exposures across various asset classes, including but not limited to equities (market capitalization, investment style, emerging versus developed markets, and volatility), fixed income (interest rate, yield curve, credit), currencies and commodities.  Each of these asset classes represents different risk factors, capturing a variety of systematic risks present in broadly diversified portfolios.

Dynamic Real Return Strategies.  This strategy seeks to invest in liquid, inflation sensitive assets by investing across a number of different asset classes..  The different asset classes include, but are not limited to, cash, inflation linked bonds, nominal bonds, credit, equities and commodities.

Tactical asset allocation is used to allocate capital across these assets.  This strategy will generally invest across a range of asset classes using both direct securities and derivative instruments.

               Diversified Alternative Exposure.    This strategy will seek to deliver low correlation to traditional asset classes while seeking positive expected returns with controlled volatility.  This strategy encompasses three general approaches:

•
Yield and Futures Curve Exposure.  This approach seeks to provide exposure to interest rate and futures contract price differentials by simultaneously entering into long and short positions in various bond futures contracts, interest rates futures contracts, commodity futures contracts and/or currency forward contracts that the Advisors determine to be mispriced relative to one another. The strategies are primarily quantitative in nature, and financial modeling is an integral component of each yield and futures curve exposure strategy.

•
Technical Exposure. This approach seeks to provide exposure to various assets based upon their historical returns and recent performance. Technical strategies are based on the theory that past price history may be predictive of asset value, and so technical strategies may be used to capture returns arising from price changes over time.  All technical strategies are quantitative in nature and financial modeling is used for determining long and/or short positions in various asset types.

•	Fundamental Relative Value Exposure. This approach seeks to provide exposure to assets based upon discrepancies between the asset’s market-based value and fundamental value. Comparing current pricing to fundamental value may provide a measure of mispricing, or opportunity, which can be compared across markets to provide a metric of relative mis-evaluation. The Fund’s relative value approach tends to invest in markets that appear inexpensive on a relative basis, and sell in markets that appear expensive, trading long or short positions in the relevant assets. This approach utilizes a portfolio construction process in which each discipline and underlying asset is ranked in terms of expected return, volatility and trading cost. The strategy will generally trade liquid futures and forward contracts.

Cash Strategies. As part of its normal operations, the Funds may hold high-quality money market securities pending investments or when it expects to need cash to pay Members who tender their Interests.  The Funds also may invest in such securities in order to achieve its investment objective.

Some of the strategies that may be employed by the Funds utilize derivatives that typically require a derivatives buyer to hold collateral against changes in the value of such derivatives.  This collateral is generally required to be held in cash or cash equivalents (e.g., short term Treasury bills).  To the extent the Funds are holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, they are expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

It is possible that in extreme market conditions the Funds may temporarily invest a significant portion or all of their assets in high-quality money market securities.  Such a temporary defensive strategy would be inconsistent with the Funds' investment objective.  The reason for acquiring money market securities would be to avoid market losses.  However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Funds' opportunity to achieve their investment objective.

The list of rotational strategies above provides a framework for the types of investment strategies that may be employed by the Funds and is not intended to be exhaustive.  While the Advisors currently expect to focus on one or more of these rotational strategies, they may switch among them and focus on additional rotational strategies not listed over the life of the Funds.

Allocations to Direct Investments in Securities

As described above, the Advisors currently expect that approximately 10-40% of the Funds' portfolio will be comprised of investments that constitute rotational strategies and that the Advisors will implement these rotational strategies by investing directly in various securities; provided, however, that the Funds will limit the amount that can be invested in any single direct investment, either directly or indirectly through the use of derivative transactions (including through the use of Strategic Transactions), to 20% of the Funds' total assets.  The rotational strategies discussed above are not hedge fund replication strategies and, consequently, do not invest directly in hedge funds.  Rather, they are generally implemented through direct investments in securities and may make use of various derivative instruments.  The members of the BMACS Group, a business unit that participates in the global efforts of the Advisor with respect to strategic and tactical asset allocation advice and portfolio implementation, are generally responsible for the Funds’ assets allocated to direct investments.

Within each investment strategy, the Advisor may invest in a broad range of equity, fixed income and derivative instruments with varying percentage weightings.  The Funds have wide flexibility in the types of securities in which they may invest and the relative weightings given to each security type.  The Advisors may implement its investment strategies by taking long positions in, or selling short, equities, fixed income securities or derivatives instruments.

The Funds may invest directly in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries.  The Funds may invest in equity securities of any market capitalization and in fixed income securities of any credit quality, maturity and duration.  The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds may purchase derivative instruments that combine features of these instruments.  The Funds may invest in mortgage-related securities directly where appropriate.  Subject to the restrictions of the 1940 Act, the Funds also may invest in securities of other investment companies, including exchange-traded funds.

The Funds may engage in active and frequent trading of securities to seek to achieve their investment objective.

Strategic Transactions

The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds also may purchase derivative instruments that combine features of these instruments or are developed from time to time .  Collectively, all of the above are referred to as "Strategic Transactions."  The Funds may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Funds' portfolio, protect the value of the Funds' portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Funds, protect against changes in currency exchange rates, manage the effective maturity or duration of the Funds' portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Funds may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC").

BORROWING BY THE FUNDS

The Funds may borrow money to pay operating expenses, including, without limitation, investment management fees, to fund repurchases of Interests or to meet capital calls of Portfolio Funds, particularly private equity partnerships, real estate partnerships and natural resources partnerships.   The Funds may, but do not currently intend to, borrow money to purchase portfolio securities and for portfolio management purposes.  This practice is known as "leverage." The use of borrowings for investment purposes involves a high degree of risk and no assurance can be made that the Funds' leveraging strategy will be successful.

If the Funds were to utilize leverage, they anticipate that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Funds' portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause Members to receive a higher current rate of return than if the Funds were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Funds, reducing returns to Members.  Recent developments in the credit markets may adversely affect the ability of the Funds to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Members.

There is no assurance that a leveraging strategy, if the Funds decide to utilize leverage, will be successful.  Leverage involves risks and special considerations for Members, including:

•	the likelihood of greater volatility of NAV of the Interests than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Funds must pay will reduce the return to Members;
•	leverage in a declining market is likely to cause a greater decline in the NAV of Interests than if the Funds were not leveraged; and
•	leverage may increase operating costs, which may reduce total return.

Certain types of borrowings by the Funds may result in the Funds being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Funds may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Funds.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Advisors do not believe that these covenants or guidelines will impede them from managing the Funds' portfolio in accordance with the Funds' investment objective and policies if the Funds were to utilize leverage.  To the extent permitted by the Funds' fundamental policy on borrowing (described below) and the 1940 Act, the Board may modify the Funds' borrowing policies, including the purposes of borrowings, and the length of time that the Funds may hold portfolio securities purchased with borrowed money.  The rights of any lenders to the Funds to receive payments of interest or repayments of principal may be senior to those of the Members.

Under the 1940 Act, each of the Funds is not permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The 1940 Act also provides that each of the Funds may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.  Borrowing requirements generally do not apply to Portfolio Funds that are not registered under the 1940 Act.

While the Funds do not currently intend to borrow money to purchase portfolio securities and for portfolio management purposes, Portfolio Funds that the Funds invest in will engage in leverage.  The use of leverage by the Funds or the Portfolio Funds can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See General Risks—Risked Related to the Investment Strategy—Leverage Risk."

Debt Finance

The Funds expect to enter into a credit facility, which they may use to finance their short-term liquidity requirements (i.e., 60 days or less) and/or repurchases of Interests.  The Funds expect that the credit facility provider will take security over the Funds' assets and the agreements governing any credit facility typically will give the lender the right to terminate the credit facility at will or upon the occurrence of certain termination events.  Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Portfolio Funds or securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Funds' management or the Advisor's personnel, a significant reduction in the Funds' assets, material violations of the terms of, or representations, warranties or covenants under, the facility agreements as well as other events determined by the lender.  If a Fund were to fail to meet its obligations under any such credit facility and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to such Fund's investment objective, to liquidate the assets pledged as security.  This could have a material adverse effect on such Fund and returns to Members.  Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of investment strategies, number of Managers or Portfolio Funds, liquidity or other investment considerations than would otherwise be the case.

There is no guarantee that any such credit facility will be available to the Funds on acceptable terms or at all or that, in the event that such facility terminates, an alternative facility will be available to the Funds on acceptable terms or at all.  Furthermore, it is possible that the amount of leverage available to the Funds under any such credit facility may be limited due to other amounts borrowed by other funds or separate accounts for which the Advisors provide investment management or investment advisory services (collectively, "Other BlackRock Funds").  As a result, it is possible that the Funds may be restricted from borrowing when they would otherwise like to borrow, even though they have a credit facility in place.

Any debt finance employed by the Funds is in addition to, and is not restricted by, the use of leverage by the Funds to achieve their investment objective.

Reverse Repurchase Agreements

Borrowings may be made by the Funds through reverse repurchase agreements under which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed-upon date and price.  Such agreements are not considered to be borrowings under the 1940 Act, if the Funds "cover" these obligations by segregating on their books and records liquid assets with a value equal to their obligations under the reverse repurchase agreements.  The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  For a description of risks related to reverse repurchase agreements, see "General Risks – Risks Related to Direct Investments in Securities – Reverse Repurchase Agreements Risk."

Dollar Roll Transactions

Borrowings may be made by the Funds through dollar roll transactions.  A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by the Funds to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold by the Funds as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what the performance would have been without the use of dollar rolls.  For a description of risks related to dollar roll transactions, see "General Risks – Risks Related to Direct Investments in Securities – Dollar Roll Transactions Risk."

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The investment objective of the Funds are not fundamental policies and may be changed without a Member vote provided that Members will be given written notice of such change prior to or in connection with the Fund's next tender offer.  The Funds have, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Members, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Funds will not (except as noted below) "look through" to the investments and trading activity of the Portfolio Funds, which may not be managed in accordance with the Fund's investment restrictions or policies.  In addition, if a percentage guideline , restriction or policy (including the expected percentage allocations to core and rotational strategies) described herein  is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Funds' total assets (including, for example, changes as a result of fluctuations in the value of the Fund's portfolio securities, the liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or the payment of expenses) or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the guideline, restriction or policy, and the Funds will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Funds' fundamental investment restrictions, each Fund (unless otherwise stated) may not:

(1)
invest more than 25% of its total assets in the securities of (a) issuers in any one industry and/or (b) securities of one or more Portfolio Funds with a stated policy of investing substantially all of their assets in the same industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.  For purposes of this restriction, the Funds will use the SEC's "Standard Industrial Classification (SIC) Code" list for purposes of industry classification.  Neither a Fund's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry.  In addition, a Feeder Fund's investment in the respective Offshore Fund or the Master Fund is not deemed to be an investment in a single industry;

(2)
underwrite securities of other issuers except insofar as the Funds technically may be deemed underwriters under the 1933 Act in the sale of their own securities or in connection with the disposition of portfolio securities;

(3)
make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Funds may lend their portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;

(4)
issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)
purchase or sell commodities or contracts on commodities, except to the extent that the Funds may do so in accordance with applicable law, and the Funds may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)
purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the Funds may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds' ownership of such other assets.

Futures Transactions

The Funds' or the Portfolio Funds' use of derivatives that are subject to regulation by the CFTC and National Futures Association ("NFA") could cause the Funds to be deemed commodity pools or the Advisors to be commodity pool operators ("CPO"), which would require the Funds and the Advisors to comply with certain rules that could result in additional costs to the Funds.  However, as a general matter, the Funds intend to conduct their operations in compliance with CFTC Rule 4.5 in order to avoid regulation by the CFTC as a commodity pool.  Pursuant to regulations and/or published positions of the SEC, the Funds may also be required to segregate cash or liquid securities in connection with futures transactions.

GENERAL RISKS

Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Funds' investment program does entail risks.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Funds, via the Offshore Funds), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund.  Certain risks associated with an investment in the Funds are set forth below.

Risks Related to the Funds

No Operating History.  The Funds are recently established investment companies and have no operating history.  The Funds do not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Funds and their performance.  An investment in the Funds is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Funds will not achieve their investment objective and that the value of any potential investment in the Interests could decline substantially as a consequence.

Master/Feeder Structure.  The Master Fund may accept investments from other investors (including other feeder funds) in addition to the Feeder Funds.  Because any such additional feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund.  Smaller feeder funds may be harmed by the actions of larger feeder funds.  For example, investors in a larger feeder fund will have more voting power than the investors in smaller Feeder Funds over the operations of the Master Fund.  If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Master Fund will decrease.  This could cause the Feeder Funds' expense ratios to increase to the extent contributions to the Master Fund through additional subscriptions to the Feeder Funds or other feeder funds do not offset the cash outflows.

Non-Diversified Status.  The Funds are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer.  Although the Advisors will follow a general policy of seeking to diversify the Funds' capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Funds' assets.  The Funds will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Funds.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Funds' NAVs than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Reliance on the Advisors.  The success of the Funds is dependent on the expertise of the Advisors and their ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities.  There can be no assurance that the Advisors will be successful in doing so.  In addition, the Advisors are not required to devote their full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds.  If the Advisors are removed, resign or otherwise no longer serve as the Advisors of the Funds, a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Funds, which may have an adverse impact on the Funds' investment performance.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Reliance on Service Providers.  The Funds have no employees, and the Directors have all been appointed on a non-executive basis.  The Funds must therefore rely upon the performance of service providers to perform their executive functions.  In particular, the Advisors, the Administrator, the Custodian, the Escrow Agent and their respective delegates, if any, will perform services that are integral to the Funds' operations and financial performance.  Failure by any service provider to carry out its obligations to the Funds in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Funds at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Funds' performance and returns to Members.  The termination of the Funds' relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Funds and could have a material adverse effect on the Funds' performance and returns to Members.

Information Technology Systems.  The Funds are dependent on the Advisors for certain management services as well as back-office functions.  The Advisors and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors' or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Funds.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Funds.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors, Managers or service providers could cause significant losses to the Funds.  Employee misconduct may include binding the Funds or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds' or a Portfolio Fund's business prospects or future marketing activities.  Despite the Advisors' due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors' due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Funds.  For example, the regulatory and tax environment for derivative instruments in which Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds and the ability of the Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds to pursue their investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds).  Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisors in order to seek to obtain higher returns.  The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

Certain Tax Risks for TEI Core Funds Members.  The TEI Core Funds, which will be taxed as partnerships for U.S. federal income tax purposes, will invest all their assets in the Offshore Funds, as applicable.  The Offshore Funds will be taxed as corporations for U.S. federal income tax purposes.  Given the nature of the Offshore Funds' investment activities, the Offshore Funds, however, will be treated as being engaged in a U.S. trade or business for U.S. federal income tax purposes.  Certain of the Offshore Funds' income that is effectively connected for U.S. federal income tax purposes (including gains from the sale of U.S. real property interests, such as real estate companies and REITs) generally will be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and TEI Core Funds Members.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

Certain Tax Risks for Core Funds Members – Tax Liability in Excess of Distributions.  By reason of their treatment as partnerships for U.S. federal income tax purposes, the Core Funds will not themselves be subject to U.S. federal income tax.  Rather, each Core Funds Member in computing its U.S. federal income tax will include its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Core Funds Member.  It is possible that a Core Funds Member's U.S. federal income tax liability with respect to its allocable share of the Fund earnings in a particular taxable year could exceed the cash distributions to the Core Funds Member for the year, thus giving rise to an out-of-pocket payment by such member.

Certain Tax Risks for Members – Schedule K-1s.  The Core Funds and the TEI Core Funds will not be able to deliver Schedules K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.  In addition, if the Master Fund receives revised K-1s after the Funds deliver K-1s to their Members, the Funds will restate the K-1s previously sent to Members.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Funds.  To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Interests, the Funds may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Funds' offers to repurchase Interests could require the Funds to liquidate certain of their investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Funds and the value of the Interests.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Interests, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Funds.  If effected, such changes could have a material adverse effect on the performance of the Funds and the value of the Interests.

Patent Risks Related to the TEI Core Funds and the Offshore Funds.  Man-Glenwood Lexington TEI, LLC, or an affiliate thereof ("MG"), has filed a patent application (the "First Patent Application") relating to a structure that interposes an offshore corporation between a registered investment company and an underlying master fund.  The First Patent Application was published on February 2, 2006.  At this time, all of the claims of the First Patent Application have been rejected by the U.S. Patent and Trademark Office (the "PTO").  Based on publicly available information from the PTO, MG has failed to respond by the October 7, 2008 deadline to the PTO's rejection and allowed the First Patent Application to have been abandoned.   The PTO mailed a Notice of Abandonment on November 14, 2008.   MG has also filed a second patent application (the "Second Patent Application") that includes the same subject matter as the First Patent Application.  The Second Patent Application was published on November 22, 2007.  According to publicly available PTO information, all claims of the Second Patent Application have been rejected by the PTO.  MG failed to respond by the prescribed deadline and the PTO mailed a Notice of Abandonment on October 5, 2009.  There remains a possibility that the MG patent applications could be revived and eventually issue as United States Patents (collectively, the “MG Patents”).  To revive either of the abandoned applications, MG would be required to establish to the satisfaction of the PTO that MG’s delay which resulted in abandonment was “unavoidable.”  Although there is no specific time limit for requesting revival, MG’s likelihood of successfully meeting the high “unavoidable” standard decreases with time.  No other related applications claiming priority to either the First or Second Patent Applications have been filed according to publicly available PTO information.  At this point, MG may not file any additional applications claiming priority to either the First or Second Applications without first reviving the same.  The TEI Core Funds, based on discussions with counsel, believe that the MG Patents, if issued, would have significant questions surrounding their validity and enforceability.  In addition, there is pending legislation that provides that an inventor shall not be awarded a patent if the invention is designed to minimize, avoid, defer, or otherwise affect the liability for Federal, State, local, or foreign tax.

Although alternatives are available, in the event that MG is successful in obtaining any MG Patent with claims that cover the structure or processes contemplated in this Prospectus, the TEI Core Funds may have to negotiate a mutually agreeable license to use such structure.  Also, under proposed Treasury Regulations, if the TEI Core Funds pays a licensing fee to MG or its agents to use the patented tax structure, the TEI Core Funds and their investors may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes and may be required to disclose such participation and identity of investors to the Internal Revenue Service.  Available alternatives to any such negotiation include challenging the validity and/or enforceability of the MG Patents through the PTO or through litigation and/or recommending that the Board approve restructuring the TEI Core Funds.  Unless an alternative were pursued, in the absence of such mutually agreeable license, the TEI Core Funds may have to be dissolved and liquidated, which may result in costs and expenses and/or losses that could have a materially adverse impact on the value of the Interests.

Changes in United States and/or Cayman Islands Law.  If there are changes in the laws of the United States (federal or state) and/or the Cayman Islands, under which the TEI Core Funds and the Offshore Funds, respectively, are organized, resulting in the inability of the TEI Core Funds and/or the Offshore Funds to operate as set forth in this Prospectus, there may be a material adverse effect on investors in the TEI Core Funds.  There can be no assurance that the positions of the TEI Core Funds relating to the tax consequences of its investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or other regulatory changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors, widely-held partnerships or hedge funds, including tax regulation applicable thereto, all of which have preliminarily been discussed by members of Congress, there may be materially adverse effects on the ability of the TEI Core Funds to pursue its investment objective or strategies, which could force the TEI Core Funds to change, or even cease, its operations. For example, if Congress were to change the treatment of investment in offshore corporations by tax-exempt investors, the TEI Core Funds likely would suffer a materially adverse impact including decreased investment returns.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Funds or the TEI Core Funds.  In addition, if Cayman Islands law changes such that the Offshore Funds must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Core Funds would likely suffer decreased investment returns.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986 (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in a Fund.  There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions."  Legal counsel should be consulted by such an investor before investing in a Fund.

Anti-Takeover Provisions in the LLC Agreements.  Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Funds or convert the Funds to open-end status.  These provisions could deprive the Members of opportunities to sell their Interests at a premium over NAV.

Risks Related to an Investment in the Interests

General.  An investment in the Interests carries the risk of loss of capital.  An investment in the Interests represent an indirect investment in the securities or Portfolio Fund interests owned by the Funds, and the value of these securities and interests, and in turn, the Interests, will move up or down, sometimes rapidly and unpredictably. Members may receive back less than the value of their initial investment or could even lose all of their investment.

Liquidity of Interests.  The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Funds, may invest all or all or substantially all of its assets in illiquid investments (as is the Funds' investment practice).  The Advisors believe that unique investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Members will have no right to have their Interests redeemed or, because the Funds are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time.  While the Funds expect to offer to repurchase Interests from Members from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. The Funds will impose a one-year lock-up period on all Members with respect to repurchasing Interests.  Furthermore, the Funds may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio

Funds suspend redemptions.  Accordingly, there may be years in which no tender offer is made and Members may be unable to realize their investment at NAV or at all.

Repurchases of Interests.  There will be a substantial period of time between the date as of which Members must accept a Fund's offer to repurchase their Interests and the date such Members can expect to receive payment for their Interests from the Funds.  Members whose Interests are accepted for repurchase bear the risk that the Funds' NAV may fluctuate significantly between the time that they accept the Funds' offer to repurchase its Interests and the date as of which such Interests are valued for purposes of such repurchase.  Members will have to decide whether to accept the Fund's offer to repurchase its Interests without the benefit of having current information regarding the value of the Interests on a date proximate to the date on which the Interests are valued by the Funds for purposes of effecting such repurchases.  Payment for repurchased Interests in the Funds may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Funds' portfolio turnover.  The Advisors intend to take measures to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Effect of Additional Subscriptions.  The Funds will accept additional subscriptions for Interests, and such subscriptions will dilute the interest of existing Members in the Funds' investment portfolio, which could have an adverse impact on Members' Interests.

Effect of Liquidation on Investment Objective.  If a Fund is in the process of a complete liquidation pursuant to its limited liability company agreement, in order to effect an orderly liquidation of such Fund's assets, such Fund may not comply with the investment objective described in this Prospectus during liquidation.

Investment in the Funds is Not Suitable for All Investors.  An investment in the Funds is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Funds should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in a Fund.  The Interests are only suitable for persons willing to accept this high level of risk.

Inflation/ Deflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Interests and any distributions on those Interests can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Funds would likely increase, which would tend to further reduce returns to Members.  Inflation risk may also affect the real value of the Funds' investments in securities or underlying Portfolio Funds.   Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds' portfolio.

Risks Related to the Investment Strategy

The Investment Program is Speculative and Entails Substantial Risks.  All securities investing and trading activities risk the loss of capital.  No assurance can be given that the Funds' investment objective will be achieved or that the performance of the Funds will be positive over any period of time.  Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies.  The Funds may experience significant losses from investing in Portfolio Funds that use such strategies.

The Strategies Used by the Advisors and Managers May Fail to Deliver the Desired Returns. The Advisors and Managers utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Fund’s or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisor may be unable or may choose in its judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Fund.

Leverage Risk.  The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and "uncovered" reverse repurchase agreements and other forms of leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.

Although leverage presents opportunities for increasing the total return of the Funds, it has the effect of potentially increasing losses as well.  Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds' investment portfolios will be magnified when leverage is used. When one or more means of achieving leveraged exposure to underlying financial assets are used in combination, the total degree of leverage employed may result in the market value of the investments held by the Funds experiencing high volatility and being subject to rapid diminution and loss.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Funds or in the event portfolio investments experience credit quality deterioration could result in a substantial loss to the Funds, which could be substantially greater than if the Funds were not leveraged.  In addition, the maturity of a portfolio investment may be longer than the term of the loan used to finance such portfolio investment, which could require refinancing or disposing of such portfolio investment at unfavorable terms.  The use of leverage will also magnify investment, market and certain other risks.

  The Funds would also have to pay interest on any borrowings, which may reduce the returns of the Funds. This interest expense may be greater than the return on the underlying investment.  The Funds' leveraging strategy may not be successful. For additional information on the risks related to any leverage employed by the Funds or the Portfolio Funds, see "Borrowing by the Funds."

Investment Decisions.  The Funds intend to allocate a substantial portion of their capital to Managers and, in general and subject to the right of the Funds and the Advisors to reallocate such capital, neither the Funds nor the Advisors will have management discretion in respect of such capital for so long as it is allocated to such Managers.

Market Risk.  The Funds are exposed to market risk.  Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Funds' investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Funds and returns to Members. The Advisors have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Funds, which would have a material adverse effect on the performance of the Funds and returns to Members.

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis initially occurring during 2007 and 2008.  Such investments include collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid starting in the latter half of 2007 and in 2008.  General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Additionally, the federal rescue of the Federal Home Loan Mortgage Corporation (FHLMC), commonly referred to as "Freddie Mac," the Federal National Mortgage Association, commonly referred to as "Fannie Mae," and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and disruption and thus further increase the illiquidity of any investments in issuers that are thinly capitalized.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Advisors will monitor developments and seek to manage the Funds' portfolio in a manner consistent with achieving the Funds' investment objective, but there can be no assurance that they will be successful in doing so.

The current financial market situation, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets) and may cause further economic uncertainties in the United States and worldwide.  It is difficult to predict how long the financial markets will continue to be affected by these events and the Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.   In addition, the actions taken by the U.S. Government to support the economy may have unintended long-term negative effects on the economy.   Given the risks described above, an investment in the Interests may not be appropriate for all prospective investors.  Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Funds.

Real Estate Strategies .  The Funds are exposed to real estate risk through their investments in real estate investment trusts ("REITs") and real estate funds. The residential housing sector in the United States has been under considerable pressure during the past three years with home prices nationwide down significantly on average.  Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average.  Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Funds' investment opportunities.  Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Funds and reduce the value of the underlying properties

REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above).  Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type.  These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors.  In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions.  REITs require specialized management and pay management expenses.  Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity Fund Strategies . Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments.  Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.  The Funds may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion.  Attractive investment opportunities in private equity may occur only periodically, if at all.  Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments.  Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.  For additional information regarding the availability of financing, see "General Risks – Risks Related to Direct Investments in Securities – Recent Events."

Long/Short Equity and/or Fixed Income Strategies .  Long/short equity and/or fixed income strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If the Advisors' or a Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Funds or Portfolio Funds.  Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short strategies may increase the exposure of the Funds or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

Convertible Arbitrage Strategies .  This strategy entails the risk that the Advisors or Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Funds' hedged position.  Recent market events have caused hedge funds to sell large amounts of convertible securities, which has adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrage Strategies .  The Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or "special situations."  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Funds may be required to sell their investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Funds may invest, there is potential risk of loss by the Funds of their entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Funds' ability to respond to market movements may be impaired and consequently the Funds may experience adverse price movements upon liquidation of their investments, which may in turn adversely affect the Funds.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Funds may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Advisors of such companies and may, at times, require active participation by the Funds (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Funds' ability to trade in the securities of such companies.  It may also prevent the Funds from focusing on matters relating to other existing investments or potential future investments of the Funds.  In addition, as a result of their activities, the Funds may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager's request on the boards of directors of companies in which the Funds have an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Funds, and thus may be obligated at times to act in a manner that is adverse to the Funds' interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Funds and consequently on the returns to Members.

Fixed Income Arbitrage Strategies .  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments.  To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Advisors to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Advisors make an accurate assessment of a security's historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities or Portfolio Funds may result in significant losses to the Funds.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Advisors in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Advisors may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Infrastructure Strategies .  Investment in infrastructure securities and funds exposes the Funds to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

         Natural Resources Strategies. The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors.  In addition to general commodities risk, the Funds may also be subject to various risks associated with the investments in natural resources.  For example, the energy companies in which the Portfolio Funds may invest in may be substantially dependent on prevailing prices for oil and natural gas. Prices for oil and gas are subject to wide fluctuation in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and a variety of additional factors that are beyond the control of the companies in this industry. A substantial and prolonged decline in oil and gas prices could have a material adverse effect on the energy investments in which the Portfolio Funds will make. These energy companies are also subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs, cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. Moreover, the oil and gas industry is subject to extensive regulation under a wide range of U.S. federal and state statutes, rules, orders and regulations and such statutes, rules, orders and/or regulations may have a significant adverse impact on the financial condition of the portfolio investment, and ultimately on the Portfolio Fund and the Funds.  For those Portfolio Funds that may invest in timber, agricultural land, mining or other similar sectors, other risks apply.  For example, the timber business is large and competitive. The timberland companies in which the Portfolio Funds may invest will compete with a number of large, well-financed regional and international forest products companies experienced in all aspects of forestry, as well as the manufacturing and marketing of wood products. In many instances, these competitors will have more experience in the geographic regions than the management teams of the timberland companies in which the Portfolio Funds have invested.  In addition, other risks associated with such investments include the cyclical nature of timberlands values, long-term source of supply contracts, environmental, endangered species and forestry regulations, losses of timber from fire and other causes not insured and governmental and environmental regulation.

Opportunistic Strategies.  The Funds may at times invest a portion of their assets opportunistically, taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  In addition, certain Portfolio Funds may also pursue opportunistic strategies.  The primary risk in this strategy is the Advisors or Managers ability to identify and capitalize on market events and trends.  If the Advisors or Manager incorrectly identify market events or trends, it may result in significant losses to the Funds.

Multi-Factor Long-Short Strategies.  Multi-Factor long-short strategies will typically entail the use of derivative instruments and thus are subject to derivatives risk.  In addition, this strategy may also involve risks associated with smaller companies, growth stocks, value stocks, emerging markets, currencies, commodities and other risks that are described elsewhere in this Prospectus.

Dynamic Real Return Strategies.  This strategy invests in liquid, inflation sensitive assets, including through the use of derivative instruments.  In addition to derivatives risk, this strategy is also subject to, among other risks, inflation/deflation risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds' portfolio.  This strategy may also involve risks associated with fixed income securities, commodities and other risks that are described elsewhere in this Prospectus.

Diversified Alternative Exposure. This strategy will be subject to, among other risks, risks associated with derivatives, commodities, futures contracts, forward contracts, relative value strategies and other risks that are described elsewhere in this Prospectus.  In addition, this strategy may employ financial models, some of which are formulated on the basis of past market data, to select investments and there is no guarantee that these models will be able to accurately predict future price movements.

Relative Value Strategy. The Advisors utilize, among others, relative value trading strategies which are composed of positions in contracts relating to two or more assets the prices of which are expected to either converge or diverge and, in theory, mitigate the absolute price risk associated with taking an outright, unhedged position in respect of a single asset, and may be based upon historical price relationships and intended to neutralize the adverse (and positive) price effects of macro-economic events and trends. However, relative value strategies are subject to certain risks. The success of the Advisors' trading activities depends, among other things, on the Advisors' ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Advisors are able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy. For example, a relative value strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component contract prices to converge or diverge as anticipated. This may occur with respect to prices relating to all or only certain contract maturities.

Identification and exploitation of the investment opportunities that may be pursued by the Advisors involve a high degree of uncertainty.  If what the Advisors perceive as an unjustified or temporary price or value discrepancy posing an investment opportunity is nothing more than a price differential due to reasons not likely to disappear within the time horizon of an investment made by the Funds, if the Advisors fail to anticipate the direction in which the relative prices or values will move to eliminate a discrepancy, or if the Advisors have incorrectly evaluated the extent of the expected spread relationships, so that, for example, the value of the Funds' long positions appreciates at a slower rate than the value of the Funds' short positions in related assets, then the expected returns for the Fund will not materialize, and the Funds may sustain a loss that will adversely affect the price of the Interests.

The discrepancies that the Advisors seek to identify and turn into profit opportunities for the Fund may arise due to a variety of circumstances. Some may be due to uneven flows of information to the relevant markets, with the market for one asset reflecting the impact of specified items of information before or after the same information has an impact on the market for a related asset. Others may be the result of regulatory or legal restrictions applicable to one type of asset, but not to a functionally equivalent asset (which occurs, for example, when regulated financial institutions are prohibited from investing in a particular type of asset, but are free to take, via derivative arrangements, positions that leave them exposed to the performance of the same asset). A reduction in the volatility and market inefficiencies that create the opportunities in which the Advisors may seek to invest, as well as other market factors, will reduce the scope for the Advisors' investments and may  limit the Funds' opportunities for profit and adversely affect the price of the Interests.

General Derivatives Risk.  Certain of the strategies that the Advisors may utilize involve the use of derivatives.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Funds may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Funds' use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment in Portfolio Funds or directly in securities and other more traditional investments.  Whether the Funds' use of derivatives is successful will depend on, among other things, the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Funds' ability to successfully use derivative instruments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

    Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Funds to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Funds under certain circumstances.

 The Funds may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Advisors not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value and are highly susceptible to liquidity and credit risk.  A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to purchase or be "long" a third party's credit risk and the other party (the "buyer") to sell or be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes is preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk. The Funds will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory requirements.  If the Funds are the seller of a credit default swap, they would be subject to investment exposure on the notional amount of the swap. Accordingly, if the Funds sell a credit default swap, they will at all times segregate liquid securities or cash in an amount at least equal to the notional amount of the swap (i.e., the cost of payment to the buyer if a credit event occurs). For additional information on derivatives and their risks, please see "General Risks – Risks Related to Strategic Transactions."

       Commodity Strategies. The Funds may seek to invest in Portfolio Funds that engage in commodity futures trading. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.  Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a Portfolio Fund, and therefore the Funds, to realize substantial losses.  In addition, a Portfolio Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, a Portfolio Fund (and therefore the Funds) may be more susceptible to risks associated with those sectors. The prices of certain commodities in these sectors have experienced recent significant price increases, in some cases approaching or exceeding historic highs. Price reductions or corrections in these markets could negatively impact the investment performance of a Portfolio Fund, and therefore the Funds.  See "General Risks – Risks Related to Strategic Transactions" for additional information.

Risks Related to Direct Investments in Securities

This section discusses risks relating to the types of direct investments that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will make an investment that is not described below, and any such investment will be subject to its own particular risks.  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds.

Short-Selling.  The Funds may engage in short-selling.  Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Funds to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Funds in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ''short squeeze'' can occur, and the Funds may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The SEC recently issued an emergency order that temporarily prohibited any person from short-selling certain publicly traded common equity securities. This prohibition has since expired; however, the imposition of another such emergency order may limit the Advisors' ability to engage in short sales pursuant to the Funds' investment objective or negatively impact the return on an investment in which one of the Advisors has sold a security short.

Common Stock.  The Funds will have exposure to common stocks.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities.  The Funds may invest in fixed income securities.  Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.  Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities ("MBS") and asset backed securities ("ABS").  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, MBS and ABS may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).  In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase.  Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.  In either case, a change in the prepayment rate can result in losses to investors.  The same would be true of asset-backed securities, such as securities backed by car loans.

Low Credit Quality Securities.  The Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Members.  In addition, there is no minimum credit standard which is a prerequisite to the Funds' acquisition of any security, and the debt securities in which the Funds are permitted to invest may be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions.  Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities.  In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities.  The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold.  In addition, the Funds may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Securities in which the Funds may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer's assets.  Moreover, the Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness.  The Funds may therefore be subject to credit, liquidity and interest rate risks.  In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.  Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Distressed Securities.  The Funds may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  Such investments also face the risk of the effects of applicable federal and state bankruptcy laws.  In any reorganization or liquidation proceeding relating to a portfolio company, the Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment.  The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  Such securities are also more likely to be subject to trading restrictions or suspensions.  It is anticipated that some of the portfolio securities held by the Funds may not be widely traded, and that the Funds' position in such securities may be substantial in relation to the market for those securities.  The Advisors' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Interest Rate Risk.  The value of certain debt securities in the Funds' portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.   Interest rate risk is the risk that debt obligations and other instruments in the Funds' portfolio will decline in value because of increases in market interest rates.   Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Funds' securities will not affect interest income on existing securities, but will be reflected in the Funds' NAV.  The Funds may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Funds' exposure to interest rate risk, although there is no assurance that they will do so or that such strategies will be successful.

Insolvency Considerations with Respect to Issuers of Indebtedness.  Various laws enacted for the protection of creditors may apply to indebtedness in which the Funds invest.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which the Funds invest, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

The Funds do not anticipate that they will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination.  There can be no assurance, however, as to whether any lending institution or other party from which the Funds or Portfolio Funds may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the

Funds or Portfolio Funds to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Funds or a Portfolio Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Illiquid Investments and Market Characteristics.  Investments held by the Funds may be or become illiquid which may affect the ability of the Funds to exit such investments and the returns made by the Funds.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Funds to liquidate positions and thereby might expose the Funds to losses.

The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Funds may not be able to sell them when they desire to do so or to realize what they perceive to be their fair value in the event of a sale.  Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Funds when such investments are realized.  If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Funds will suffer a loss.  Moreover, securities in which the Funds may invest include those that are not listed on a stock exchange or traded in an over-the-counter market.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  The size of the Funds' position may magnify the effect of a decrease in market liquidity for such instruments.  Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Funds' portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Funds may encounter substantial delays in attempting to sell non-publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds.  In some cases, the Funds may be contractually prohibited from disposing of investments for a specified period of time.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.  Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Lending Portfolio Securities.  The Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities.  Lending portfolio securities would result in income to the Funds, however, the Funds may experience a loss in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Material, Non-Public Information.  From time to time, the Advisors may come into possession of confidential or material, non-public information that would limit the ability of the Funds to acquire or dispose of investments held by the Funds.  The Funds' investment flexibility may be constrained as a consequence of the inability of the Advisors to use such information for investment purposes.  Moreover, the Advisors may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisors would otherwise take such an action.

Interest Rate Fluctuations.  The prices of several securities which may be held by the Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated.  Interest rates are highly sensitive to factors beyond the Advisor s' control, including, among others, governmental monetary and tax polices and domestic and international economic and political conditions.  In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Funds' liquidity and operating results.  In addition, interest rate increases generally will increase the interest carrying costs to the Funds of borrowed securities and leveraged investments or the cost of leverage for the Funds.  Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Funds to losses.

New Issue Investments.  The rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") regulate securities firms' activities related to the sale of "new issues" (as defined under applicable FINRA rules) to investment funds if "restricted" persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds.  As a result, to comply with FINRA Rules, where the Funds participate in new issues, the Funds may only invest where restricted persons' participation in the gains or losses from such investments is limited.  Alternatively, the Funds may, in the Advisors' absolute discretion, elect not to participate in new issues.  As a result, all of the Members would be unable to participate in profits attributable to investments in new issues, even where certain Members would not otherwise be so restricted.

Portfolio Turnover.  The Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates, and the turnover rate within the Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Funds.

Non-U.S. Investments.  The Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.  There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S.  With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Funds' investments in those countries.  Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  The Funds' investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Portfolio Fund's returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Funds may have limited recourse to compel payment in the event of a default.  A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject.  Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Foreign Currency Risk.  Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Funds and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds' NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisors may, but are not required to, elect for the Funds to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Emerging Markets.  The Funds may invest in securities and currencies traded in various markets throughout the world, including emerging or developing markets, some of which are highly controlled by governmental authorities.  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Investments but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested.  Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.  Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries.  There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Funds and their operations.  In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.  There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries.  In addition, regulatory controls and corporate governance of companies in emerging  markets confer little protection on minority shareholders.  Anti-fraud and anti-insider trading legislation is often rudimentary.  The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets.  In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection also may be limited.  The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

The Funds may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Funds will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Funds may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Growth Stock Risk.  The Funds may invest in "growth" stocks.  Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.  In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk.  The Funds may invest in "value" stocks.  The Advisors may be wrong in their assessment of a company's value and the stocks the Funds own may not reach what the Advisors believe are their full values.  A particular risk of the Funds' value strategies is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.  Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production.  The market may not favor value-oriented stocks and may not favor equities at all.  During those periods, the Funds' relative performance may suffer.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•
Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Funds own a preferred security that is deferring its distributions, the Funds may be required to report income for tax purposes although they have not yet received such income.

•
Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
•
Limited Voting Rights: Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Funds.

•
New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Funds reserve the right to invest in these securities if the Advisors believe that doing so would be consistent with the Funds' investment objective and policies.  Since the market for these instruments would be new, the Funds may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.  The Funds may invest in convertible securities.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Highly Volatile Markets.  The prices of  the Funds' investments, and therefore the NAV of the Funds, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Recent Events.  Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financing or refinancing.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Funds does invest, including securities owned by the Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt to finance their operations.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments also may make it more difficult for the Funds to accurately value their securities or to sell their securities on a timely basis.  These developments could adversely affect the ability of the Funds to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Members.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Funds and adversely affect the NAV of the Interests.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Funds' portfolio.

Counterparty Arrangements. In selecting counterparties to transactions in which the Funds will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, the Advisors have the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility.  If the Advisors determine that the counterparty's transaction costs are reasonable overall, the Funds may incur higher transaction costs than they would have paid had another counterparty been used.  The Advisors will periodically re-evaluate their assessment of the selected counterparty.  Subject to any applicable regulatory frameworks and the terms of the Funds' governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Funds or the Advisors, and thus such transactions may be subject to a number of potential conflicts of interest.

Counterparty Risk.  To the extent that the Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities they must rely on the creditworthiness of their counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts.  In the event of the insolvency of a counterparty, the Funds may not be able to recover their assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. The Advisors will seek to minimize the Funds' exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time they enter into the transaction.  Certain Strategic Transactions may require the Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Funds, that the market value of the securities sold by the Funds may decline below the price of the securities at which the Funds are obligated to repurchase them and that the securities may not be returned to the Funds.  There is no assurance that reverse repurchase agreements can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Dollar Roll Transactions Risk.  Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Funds sell securities becomes insolvent, the Funds' right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Risks of Investing in Other Investment Companies.  Subject to the restrictions of the 1940 Act, the Fund may invest in other investments companies, including exchange-traded funds.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Master Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Interests would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than those employed by the Advisors.

Issuer Risk. In certain instances, the value of the Funds' investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations.  Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risks Related to Portfolio Funds

In addition to the risks identified above under "Risks Related to Direct Investments in Securities" the Portfolio Funds are subject to the additional risks disclosed in this section.

No Prior Operating History.  Certain Portfolio Funds may have no prior or limited operating history upon which the Advisors can evaluate their potential performance.  The past investment performance of funds managed by Managers with which the Funds invest or expect to invest may not be construed as an indication of the future results of an investment in the Funds.

Registration under the 1940 Act and Advisers Act.  Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Funds as investors in Portfolio Funds, do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, in which case the Funds as investors in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Risks of Mis-Categorizing Portfolio Funds within Strategies.  While the Advisors will generally attempt to categorize Portfolio Funds consistent with the investment strategies described herein, certain Portfolio Funds may fit into more than one category or may not closely resemble any of the categories. Accordingly, the Advisors have a wide degree of discretion in categorizing Portfolio Funds within strategies or allocating capital among strategies in its reports. If the Advisors make the wrong decision, certain strategies may be under- or over-weighted relative to what may have been intended or reported.  Accordingly, the Fund’s investment portfolio may be over-allocated or under-allocated to certain strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

         Limits on Investing in Portfolio Funds.   There is a risk that the Funds may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount they can invest in voting securities of Portfolio Funds.  For example, the Funds are required to disclose the names and current fair market value of their investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Funds' investments and the valuations of such investments.  Similarly, because of the Advisors' actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Funds' ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Funds' disclosure obligations under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Funds could cause the Funds and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from exercising certain voting rights and engaging in certain transactions.  In addition, the Funds' ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act.  Such regulatory restrictions may cause the Funds to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors.

        The Funds also will be limited in their exposure to certain hedge funds because the Funds will generally limit investments in hedge funds to those that the Advisors believe: (i) have well established managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that  have developed sound  practices throughout their organization with respect to investments, risk management and operations.  This approach may mean the Funds do not invest in less established hedge funds that may in some cases perform better than more established hedge funds.  This approach may be detrimental to the investment performance of the Funds compared with what the performance would have been if the Funds did not follow such an approach.

        Non-Voting Securities and Waivers.  The Funds may elect to invest in a class of a Portfolio Fund’s non-voting securities or by contract may waive those voting rights associated with the investment to the extent necessary to prevent the Funds from becoming “affiliated person” of the Portfolio Fund for purposes of the 1940 Act, because affiliation would impose limits on the Funds' ability to invest in, redeem interests in or otherwise deal with the Portfolio Fund.  This generally means that the Funds will invest in non-voting securities or waive voting rights to the extent necessary to ensure they own less than 5% of the "voting securities" of a Portfolio Fund for purposes of the 1940 Act.  There are, however, other statutory tests of affiliation, and a Portfolio Fund may be deemed an “affiliated person” of the Funds notwithstanding these limitations.  Waivers of voting rights typically will be effected via a contract agreed to by the relevant Portfolio Fund whereby the Funds automatically waive some or all of the voting rights they may hold to the extent necessary to avoid affiliation, subject to certain requirements.  Other private investment funds or accounts managed by the Advisors or their affiliates may already own interests or may purchase interests in the same Portfolio Funds in which the Funds will have invested at the time.  In addition, the Funds' percentage interest in a Portfolio Fund may be affected by contributions and withdrawals of third parties to or from the Portfolio Fund.  The Advisors will aggregate the investments of the Funds and other funds or accounts managed by the Advisors or their affiliates to determine the 5% limit and any voting rights waived by the Funds and the other funds or accounts managed by the Advisors or their affiliates generally would be made on a pro rata basis.  The Advisors also may, after taking into consideration the best interests of the Funds and other funds or accounts managed by the Advisors or their affiliates, determine not to invest on behalf of the Funds, limit the Funds' investments or redeem all or any part of the Fund's investment in a Portfolio Fund.

      The Funds' practices regarding investment in non-voting securities or waivers of voting rights may  prevent the Funds from participating in voting on a particular issue to the full extent of their economic interest, including limiting their ability to affect the outcome of matters that could materially adversely affect their investments in a Portfolio Fund.  In certain circumstances, this could have a material adverse affect on the Funds.

        Limited Liquidity.  Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in

Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds.  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Funds' investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Funds would be precluded from redeploying their capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the recent turmoil in the markets in which a number of Portfolio Funds have suspended redemptions, resulting in the inability of investors to obtain liquidity in their holding in such Portfolio Fund.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Funds, and the Advisors may not have experience managing such assets.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisors or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

In addition, although the Funds do not currently anticipate the use of leverage, any use of leverage by the Funds may compound the risks associated with liquidity of Portfolio Fund investments because the Funds must maintain a certain degree of liquidity, based on their leveraged position, in order to service such debt.  Failure to maintain such necessary liquidity may materially adversely affect the Funds.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g. the disruption of historical pricing relationships).  The strategies employed by Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.

Use of Multiple Managers.  No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Funds.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.  The Funds may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Funds may incur significant losses.

Managers' Trading Strategies.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Access to Information from Managers.  The Advisors will request information from Managers regarding their historical performance and investment strategy.  The Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisors by the Managers.  However, the Advisors may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, the net asset values received by, or on behalf of, the Funds from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Funds' annual audit, which may occur on a date other than March 31st.  Revisions to the Funds' gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Funds' annual audit is completed.

Emerging Managers.  The Funds may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time ("Emerging Managers").  The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms.  Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers' investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals.  The success of the investment policy of the Funds will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Funds.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Funds.

Manager Risk.  Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from their communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment.  Although the Advisors will seek to allocate the Funds' assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisors may have no, or only limited, access to information regarding the activities of the Managers, and the Advisors cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisors will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisors to protect the Funds from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisors will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Members themselves will have no direct dealings or contractual relationships with the Managers.

Monitoring of Portfolio Funds.  Although the Advisors attempt to monitor the performance of all of the Portfolio Funds, the Advisors must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisors by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisors have no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers.  Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies.  The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisors or the Funds.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisors or the Funds.

Prime Brokers and Custodians.  Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the Financial Services Authority or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Funds' performance and returns to Members.  For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Funds by waiving certain terms or allowing such investors to invest on different terms than those on which the Funds have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, Portfolio Funds may offer certain of its investors additional or different information and reporting than that offered to the Funds.  Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Funds in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Funds about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Funds as the remaining investor in the relevant Portfolio Fund.

The Advisors may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Funds' capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Funds and a Manager's other clients in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client.  In addition, although the Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees.  Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.  The Funds and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Funds, and indirectly Members, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Funds to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 1% to 2% per annum of the average net asset value of the Portfolio Funds, and performance fees or allocations are likely to range from 20% to 25% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Funds bears a proportionate share of the expenses of the Funds and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Funds and stated performance targets will be net of these fees and expenses.

Effect of Funds' Repurchases on Diversification of Portfolio Funds.  Although the Funds plan to seek diversification in the investment of its assets, if the Directors elect to offer to repurchase Interests, and as a result, a significant number of Interests are tendered, the Funds may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Funds' diversification strategy.

Capacity Limitations of Portfolio Funds.  Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Funds or Other BlackRock Funds and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisors from allocating assets of the Funds to certain Managers and Portfolio Funds with which the Advisors would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Funds or Other BlackRock Funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.  Moreover, in the case of Portfolio Funds that generally are not accepting new investments, if the Advisors determine, in the ordinary course of managing the Funds' assets, that it would be in the Funds' best interests to change the Funds' exposure to such Portfolio Funds, the Advisors may, in its sole and absolute discretion and subject to applicable law, reallocate such Portfolio Funds (in whole or in part) from or to, as the case may be, Other BlackRock Funds.

If the Advisors' ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Funds' investment objective, and thus their returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Funds' portfolio and the portfolios of Other BlackRock Funds will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Portfolio Valuation.  Interests in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  However, such information may be subject to little independent verification or other due diligence.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by and at the discretion of the Administrator or the Advisor.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Funds through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Funds.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Funds may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records.  There can therefore be no guarantee that the Funds' investments could ultimately be realized at the Funds' valuation of such investments.  See "Calculation of Net Asset Value; Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Funds calculate their quarter-end NAV and NAV per Interest, may be subject to later adjustment, based on information reasonably available at that time.  The Funds will pay repurchase proceeds in connection with the operation of periodic tender offers, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Funds have determined a NAV, the Funds will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other Members.  As a result, if a Member's Interests are repurchased by the Funds, subsequent valuation adjustments to Portfolio Funds may occur and there is a risk that the tendering Member may receive an amount upon repurchase that is greater or less than the amount such Member would have been entitled to receive on the basis of the adjusted valuation.  In the event that subsequent adjustments result in an overpayment in connection with a tender offer, the remaining Members will bear the risk of such overpayment.  More specifically, to the extent such subsequently adjusted valuations from Portfolio Funds adversely affect the Funds' NAVs, or to the extent the Funds are required to reimburse Portfolio Funds for any overpayment with respect to redemption proceeds paid by the Portfolio Fund to the Funds, the Funds will be adversely affected to the benefit of Members whose Interests had previously been repurchased.  Conversely, any increases in the NAVs resulting from such subsequently adjusted valuations generally will be entirely for the benefit of current Members and to the detriment of Members who tendered pursuant to a tender offer at an NAV lower than the adjusted amount.  Finally, the fees payable to the Advisors, and the management and performance fees payable to Managers, generally will not be reduced or subject to rebate, unless adjusted as the result of an audit.  See "Calculation of Net Asset Value; Valuation."

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations.  These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances.  In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

The Managers will generally face a conflict of interest in providing valuations to the Funds since such valuations will affect the compensation of the Managers.

Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets".  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid and/or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Funds may invest in Portfolio Funds with side pockets nor on the aggregate size of size pockets.  Were the Funds to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund’s interest in the Portfolio Fund’s side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Funds would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk.

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisors carry out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead the Advisors rely on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Funds to achieve their investment objective.

Disposition of Securities of Portfolio Funds.  In connection with the disposition of securities of Portfolio Funds, the Funds may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Funds may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Funds.

Currency Hedging.  Where Portfolio Funds offer shares denominated in currencies other than the US Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Funds will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Funds) could be adversely affected.  The Funds themselves may also engage in currency hedging.  For additional information on the Funds' use of currency hedging, see "General Risks – Risks Related to Strategic Transactions – Hedging Transactions."

Increasing Size and Maturity of Hedge Fund Markets.  The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisors and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Funds to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisors and the Managers temporarily or permanently.

In addition, it is possible that the Funds may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Funds' exposure to such underlying security or investment could move against each other.

Non-US Exchange Risk Exposure.  Although Portfolio Funds are typically denominated in US Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the US Dollar.  A reduction in the value of such other currencies relative to the US Dollar prior to conversion into US Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Funds.  The Funds do not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-US exchange risk exposure, they may not be able to do so.

Leveraging by Portfolio Funds.  Portfolio Funds may engage in various forms of leverage, and the Funds do not limit the use of leverage by individual Portfolio Funds or Portfolio Funds in the aggregate.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Fund's (and therefore the Funds') net assets will decrease.  The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Funds, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Funds' losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Funds could lose their entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Funds' risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by Funds.

In addition, the Funds themselves may enter into leverage transactions.  Leverage transactions by the Funds would be in addition to any leverage transactions of Portfolio Funds and are not limited by the amount, if any, by which Portfolio Funds are leveraged or by leverage incurred by the Funds in connection with their currency hedging transactions, if any.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see "General Risks – Risks Related to Direct Investments in Securities – Recent Events."

Brokerage Commissions and Transaction Costs.  In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.  Moreover, if a Manager enters into "soft dollar" arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934 ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services.  Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under US federal law, there may still be legal risk to the Manager under US state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services.  Some may acquire goods or services outside of Section 28(e) that others would otherwise be considered manager overhead.  The use of "soft dollars" by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefit primarily or exclusively the Manager or its other clients rather than the Portfolio Fund.  In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager.  These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Funds.

Concentration of Investment Portfolio.  Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Fund, and correspondingly on the Funds, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Fund were not permitted to concentrate its investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.  In addition, the Funds are permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Funds to have a portion of their assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Investment Strategies.  Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of a Manager's trading activities will depend on, among other things, the Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager's investment strategies.

Risks Related to Strategic Transactions

This section discusses risks relating to the types of Strategic Transactions that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will engage in a Strategic Transaction that is not described below, and any such Strategic Transaction will be subject to its own particular risks.  Furthermore, Strategic Transactions involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor, which is described in more detail in "General Risks – Risks Related to Direct Investments in Securities – Counterparty Risk."  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds.

General.  Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. Contractual asymmetries and inefficiencies can also increase risk, such as break clauses, whereby a counterparty can terminate a transaction on the basis of a certain reduction in NAV of the Funds, incorrect collateral calls or delays in collateral recovery.  Additionally, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Funds for investment purposes.  Successful use by the Funds of Strategic Transactions is subject to the Advisors' ability to predict correctly movements in the direction of the price of the underlying asset.

Strategic Transactions can be highly volatile and expose the Funds to a high risk of loss.  The low initial margin deposits normally required to establish a position in such instruments permit a high degree of leverage.  As a result, depending on the type of instrument, a relatively small movement in the price of a contract or the underlying securities may result in a profit or a loss which is high in proportion to the amount of funds actually placed as initial margin and may result in further loss exceeding any margin deposited.

In addition, Strategic Transactions will likely be highly illiquid.  Daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses.  It is possible that the Funds will not be able to terminate a Strategic Transaction prior to its expiration date or that the penalties associated with such a termination might impact the performance of the Funds in a material adverse manner.

Some derivatives markets are, in general, relatively new markets and there are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market liquidity or credit distress.  For example, the swaps market is a relatively new market and is largely unregulated.  Documentation, clearance and settlement practices generally in the market have been the subject of regulatory and industry concerns.

When the Funds use Strategic Transactions as an investment instrument rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  Therefore, the Funds will be directly exposed to the risks of that derivative.  While derivatives used for hedging purposes can reduce or eliminate losses, such use can also reduce or eliminate gains.

Hedging Transactions.  The Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Funds from achieving the intended hedge or expose the Funds to a risk of loss.  The Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Funds from the decline in value of the portfolio positions anticipated as a result of such change.  The Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations.  In addition, it may not be possible to hedge at all against certain risks.

Option Transactions.  The Funds may engage in option transactions.  The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.  The writer of a covered call option also gives up the opportunity for gain on the underlying security above the exercise price of the call.  The writer of a call option that is not covered assumes the additional risk that it will be required to satisfy its obligation to the buyer of the call option by making an open-market purchase of the underlying securities on unfavorable terms.

Commodity and Financial Futures Contracts.  Although the Funds do not invest directly in commodities, the Funds may invest in financial futures contracts and in options thereon.  The Funds may also be subject to risks related to a direct investment in commodities through their investments in Portfolio Funds.  Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit."  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Funds are willing to effect trades at or within the limit, which may hinder the ability of the Funds to trade.

The profitability of such an investment depends on the ability of the Advisors to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events.  Such events could result in large market movements and volatile market conditions and create the risk of significant loss.  A variety of possible actions by various government agencies can also inhibit profitability or can result in loss.  In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets.  Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5-15 percent of the face value of the contract and exposure can be nearly unlimited).  The CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts.  All of the positions held by all accounts owned or controlled by the Funds will be aggregated for the purposes of determining compliance with position limits.  It is possible that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits.  Such modification or liquidation, if required, could adversely affect the operations and profitability of the Funds.

Futures Transactions.  The Funds may invest in commodity futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets.  This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.  In addition, funds received from the Funds to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Funds due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Funds.

Failure of Futures Commission Merchants.  Under the U.S. Commodity Exchange Act, futures commission merchants are required to maintain customers' assets in a segregated account.  Such requirements may also be found in other jurisdictions in which Portfolio Funds are organized.  To the extent that the Funds engage in futures and options contract trading and the futures commission merchants with whom the Funds maintain accounts fail to so segregate the assets of the Funds, the Funds will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  In certain circumstances, the Funds might be able to recover, even in respect of property specifically traceable to the Funds, only a pro rata share of all property available for distribution to customers of a bankrupt futures commission merchant.

Forward Contracts.  The Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  The Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns).  Forward contracts are transactions involving the Funds' obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisors anticipate purchasing or selling a foreign security.  For example, this technique would allow the Funds to "lock in" the U.S. dollar price of the security for the Funds.  Forward contracts may also be used to attempt to protect the value of the Funds' existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Funds' investment objective, such as when the Advisors anticipate that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds' portfolio.  There is no requirement that the Funds hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements.  The Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Funds' exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Funds' portfolio.

Most swap agreements entered into by the Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.  If the other party to a swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds contractually are entitled to receive.  If a swap agreement calls for payments by the Funds, they must be prepared to make such payments when due.  In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Funds.  In addition, swap agreements may be subject to new or increased government regulation as discussed in "General Risks – Risks Related to the Investment Strategy – Government Intervention in Financial Markets" and the effects of such regulation cannot be predicted.

Synthetic Participation in a Portfolio Fund.  The Advisors may utilize Strategic Transactions to replicate, modify or replace the economic attributes associated with Portfolio Funds.  The Funds may be exposed to additional risks if the Advisors use Strategic Transactions as a means to implement synthetically the Fund's investment strategies with respect to Portfolio Funds.  If the Funds enter into a Strategic Transaction whereby they agree to receive the return of a Portfolio Fund, they typically will contract to receive such returns for a predetermined period of time.  During such period, the Funds may not have the ability to increase or decrease their exposure.  In addition, such Strategic Transactions will likely be highly illiquid, and it is possible that the Funds will not be able to terminate such Strategic Transactions prior to their expiration date or that the penalties associated with such a termination might impact the Funds' performance in a materially adverse manner.  Furthermore, Strategic Transactions typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Funds' returns could be adversely affected as they would lose the benefit of the indirect exposure to the reference securities, and they may incur significant termination expenses.

In the event the Funds seek to participate in a Portfolio Fund through the use of such Strategic Transactions, the Funds would not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Portfolio Fund.  Accordingly, the Funds would not participate in matters submitted to a vote of the investors in such Portfolio Fund.  In addition, the Funds would not receive all of the information and investors' reports that the Funds would receive in connection with a direct investment in the Portfolio Fund.  Further, the Funds would pay the counterparty to any such Strategic Transaction structuring fees and ongoing transaction fees, which will reduce the investment performance of the Funds.  Finally, certain tax aspects of such customized derivative instruments are uncertain and, if the Funds' tax treatment of such instruments is challenged successfully by tax or other regulatory authorities in the applicable country or jurisdiction, a Member's return could be adversely affected.  The Funds have not obtained any opinion or other advice with respect to tax consequences in the United States or any other jurisdiction relating to the Funds or an investment therein with respect to such Strategic Transactions.

Structured Securities.  The Funds may invest in structured securities including CDOs, CBOs CLOs, structured notes, credit-linked notes and other types of structured products.   Structured securities are securities whose value is

determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a "Reference") or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.  Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Recent market conditions have magnified the risks related to an investment in structured securities, including greater volatility, increased lack of liquidity and significant losses in value.  The Advisor may not be able to accurately predict the value of structured securities or the direction of the structured securities market, resulting in losses to the Funds.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Funds' investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

When-Issued and Forward Commitment Securities.  The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes.  These transactions involve a commitment by the Funds to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Funds.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

Off-Exchange Transactions.  Certain Strategic Transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Funds may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Legal or Regulatory Risks.  Strategic Transactions may be subject to additional legal or regulatory risks, including changing applicable laws and regulations, developing or differing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities.  The regulatory and tax environment for derivative and related instruments is evolving and may be subject to government or judicial action which may adversely affect the value of investments held by the Funds. The effect of any future regulatory or tax change on the Funds is impossible to predict but could be substantial and adverse.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Funds, the Interests, the Investment Strategy, Portfolio Funds and Strategic Transactions and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Funds.  Prospective investors should read this entire Prospectus and the applicable LLC Agreement and should consult with their own advisors before deciding whether to invest in the Funds.  In addition, as the Funds' investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed.  The Funds reserve the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Funds currently are not subject.

MANAGEMENT OF THE FUNDS

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the "Advisor") is the investment advisor for the Funds.  BlackRock Financial Management, Inc. (the "Sub-Advisor," together with the Advisor, the "Advisors"), is the sub-advisor for the Funds.   The Advisors manage the Funds' portfolio investments and its business operations subject to the oversight of the respective Fund's Board of Directors.  While the Advisors are ultimately responsible for the management of the Funds, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52 Street, New York, New York 10055 , are wholly-owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly-traded investment management firms.  As of December 31, 2009 , BlackRock's assets under management were approximately $ 3.35 trillion, including approximately $ 102 billion  in alternative assets.  BlackRock has over 21 years of experience managing closed-end products and, as of December 31 , 2009, advised a registered closed-end family of 98 exchange-listed active funds with approximately $ 36.2 billion in assets.  In addition, BlackRock advises 3 non-exchange-listed closed-end funds with approximately $ 832 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.   Headquartered in New York City, as of December 31, 2009, the firm has approximately 8,500 full-time employees in 24 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreements and Sub-Investment Advisory Agreements

Each Feeder Fund is a party to a separate Investment Management Agreement with the Master Fund and the Advisor (each, an "Investment Management Agreement") and a separate Sub-Investment Advisory Agreement with the Master Fund, the Advisor, and the Sub-Advisor (each, a "Sub-Advisory Agreement" and the Sub-Advisory Agreements together with the Investment Management Agreements, the "Advisory Agreements").  Pursuant to the Advisory Agreements, the Advisors will provide the Funds with ongoing investment guidance, policy direction and monitoring of the Funds, subject to the general supervision of the Board (and the supervision of the Advisor with respect to the services provided by the Sub-Advisor), and in accordance with the investment objective, policies, and restrictions of the Funds; buy, retain and sell the Funds' portfolio investments; select brokers or dealers to execute transactions; provide investment research; maintain or cause to be maintained all required books, records, and reports and other information required for the proper operation of the Funds; and furnish all other services required in connection with management of the Funds.  In addition, the Sub-Advisory Agreements provide that the Sub-Advisor will, subject to the Board's and the Advisor's oversight, assist the Advisor in determining what portion of each Fund's assets will be invested in cash, cash equivalents and money market instruments and place orders for all purchases and sales of such investment; and provide certain administrative services under the Investment Management Agreement at the Advisor's request.

Each of the Advisory Agreements was approved by the applicable Fund Board, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, of the Funds or the Advisors (the "Independent Directors"), at a meeting held on November 20, 2009.  The Investment Management Agreements provide that the Funds will pay a management fee at an annual rate equal to 1.00% of their average net assets, accrued monthly and payable quarterly in arrears.  The Feeder Funds, however, will not pay a fee to the Advisor so long as the Feeder Funds invest through the Master Fund.

Each of the Advisory Agreements will continue in effect for a period of two years from their effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Funds' Board or the vote of a majority of the securities of the Funds at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  An Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the applicable Fund (upon the vote of a majority of such Fund's Board or a majority of the outstanding voting securities of such Fund) or by the Advisor, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  A Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the applicable Fund (upon the vote of a majority of such Fund's Board or a majority of the outstanding voting securities of such Fund), by the Advisor, or by the Sub-Advisor, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  A Sub-Advisory Agreement will terminate automatically upon any termination of the Investment Management Agreement among the applicable Funds and the Advisor.  Each of the Advisory Agreements will also terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Advisors are not liable to the Funds or any of the Funds' shareholders for any act or omission by the Advisors in the supervision or management of their respective investment activities or for any loss sustained by the Funds or the Members and provides for indemnification by the Funds of the Advisor under the Investment Management Agreements, and the Sub-Advisor under the Sub-Advisory Agreements, and their respective directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Funds, subject to certain limitations and conditions.

The Advisors will devote such time and effort to the business of the Funds as is reasonably necessary to perform their duties to the Funds.  However, the services of the Advisors are not exclusive, and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

Certain affiliates of the Advisors may provide services to the Portfolio Funds in compliance with applicable law.  See "Conflicts of Interest."

Matters Considered by the Board

A discussion regarding the basis for the approval by each Fund's Board, including the Independent Directors, of its Investment Management Agreement and its Sub-Investment Advisory Agreement will be available in the Fund's first report sent to Members.

Directors and Officers

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”).  The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex," and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex a “BlackRock Fund Complex”).  The Fund is included in the Closed-End Complex.  The Directors also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Board has overall responsibility for the oversight of the Fund.  The Chair of the Board is an Independent Director, and the Chair of each Board committee (each, a “Committee”) is an Independent Director.  The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.  The Board also has one ad hoc committee, the Joint Product Pricing Committee. The Chair of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings.  The Chair of each Committee performs a similar role with respect to such Committee.  The Chair of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time.  The Independent Directors meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund.  The Board has regular meetings five times a year, including a meeting to consider the approval of the funds’ investment advisory agreements, and may hold special meetings if required before its next regular meeting.  Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board.  The Board and each standing Committee conduct annual assessments of their oversight function and structure.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Advisors to manage the Fund on a day-to day basis.  The Board is responsible for overseeing the Advisors, other service providers, the operations of the Fund and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s LLC Agreement, and the Fund’s investment objectives and strategies.  The Board reviews, on an ongoing basis, the Fund's performance, operations, and investment strategies and techniques.  The Board also conducts reviews of the Advisors and their role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors.  The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund.  Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, subadvisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.  The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Directors.  The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund.  The Audit Committee's responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of the Fund's independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund's audited and unadited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing with the independent auditors the Fund's audited and unaudited financial statements and disclosure in the Fund's shareholder reports relating to the Fund's performance; (vi) overseeing the performance of the Fund's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (vii) overseeing policies, procedures and controls regarding valuation of the Fund's investments; and (viii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.  The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are R. Glenn Hubbard (Chair), G. Nicholas Beckwith III, Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Directors.  The principal responsibilities of the Governance Committee are to (i) identifying individuals qualified to serve as Independent Directors of the Fund and recommending Independent Director nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Director compensation; (v) monitoring corporate governance matters and make recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors.  The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate.  Shareholders who wish to recommend a nominee should send a recommendation to the Secretary of the Fund that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members or is required by the advance notice provision of the Fund’s By-Laws.  For a candidate to be considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•
the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•
the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a Director if elected.  The Governance Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

The members of the Compliance Committee are Kathleen F. Feldstein (Chair), G. Nicholas Beckwith III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, all of whom are Independent Directors.  The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers.  The Compliance Committee’s responsibilities include, without limitation, to (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and make certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation.  The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Frank J. Fabozzi (Chair), G. Nicholas Beckwith III, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors.  The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices.  The Performance Oversight Committee’s responsibilities include, without limitation, to (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to agreed-upon performance objectives; (v) reviewing information on unusual or exceptional investment matters; and (vi) reviewing whether the Fund has complied with its investment polices and restrictions.  The Board has adopted a written charter for the Performance Oversight Committee.

The members of the Executive Committee are Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Directors, and Richard S. Davis, who serves as an interested Director.  The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board has adopted a written charter for the Executive Committee.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes.  Ms. Karen P. Robards is a member of the Product Pricing Committee representing the Closed-End Complex.  Six Independent board members representing the Equity-Bond Complex and two Independent board members representing the Equity-Liquidity Complex, serve on the Product Pricing Committee.  The Product Pricing Committee is chaired by Mr. John F. O'Brien.  The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes.  The Product Pricing Committee was formed on June 4, 2009.

As the Funds are closed-end investment companies with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Funds to select the Funds' independent registered public accounting firm.

Prior to this offering, all of the outstanding Interests in the Feeder Funds were owned by an affiliate of the Advisors.

The Independent Directors have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”).  The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy.  Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.  Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisors, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.  Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a trustee of the Fund, is provided in below, in “Biographical Information.”

Biographical Information

Certain biographical and other information relating to the Directors is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the BlackRock-advised funds and any public directorships held during the past five years.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Public Directorships
NON-INTERESTED DIRECTORS
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since Inception
Trustee, Aircraft Finance Trust from 1999 to 2009 ; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, the Freemont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007 ; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				106 RICs consisting of 103 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since Inception
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.
				106 RICs consisting of 103 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)
G. Nicholas Beckwith, III 55 East 52nd Street New York, NY 10055 1945	Director	Since Inception
Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Director , Shady Side Hospital Foundation since 1977; Director , Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Trustee , Chatham University since 1981; Trustee , University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Director , National Retail Properties (REIT) from 2006 to 2008 .

				106 RICs consisting of 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Public Directorships
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since Inception
Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				106 RICs consisting of 103 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since Inception
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009 ; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				106 RICs consisting of 103 Portfolios	The McClatchy Company (publishing) BellSouth (telecommunications) Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since Inception	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	106 RICs consisting of 103 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since Inception	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 RICs consisting of 103 Portfolios	BlackRock-Kelso Capital Corp.
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since Inception
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director , Columbia Business School's Entrepreneurship Program from 1997 to 2004; Visiting Professor , John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman , U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				106 RICs consisting of 103 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance).

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Public Directorships
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since Inception
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				106 RICs consisting of 103 Portfolios	None

(1)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office (1) and Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Public Directorships
INTERESTED DIRECTORS(1)
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since Inception
BlackRock Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
				175 Funds 285 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since Inception
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				175 Funds 285 Portfolios	None

(1)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

(2)
Mr. Davis is an "interested person," as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates.  Mr. Gabbay is an "interested person" of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
FUND OFFICERS (1)
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009
Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock Inc. from 2008 to 2009 ; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009;  Vice President of BlackRock, Inc. from 2005 to 2008 .

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since Inception	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since Inception
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since Inception	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer of the Funds	Since Inception	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005 .

(1)	Officers of the Funds serve at the pleasure of the Board.

Share Ownership

Name of Director	Dollar Range of Equity Securities in the Funds(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies
Independent Directors
G. Nicholas Beckwith III	$0	$50,001 -100,000
Richard E. Cavanagh	$0	over $100,000
Frank J. Fabozzi	$0	$50,001-100,000
Kathleen F. Feldstein	$0	$10,001-50,000
James T. Flynn	$0	over $100,000
Jerrold B. Harris	$0	$50,001-100,000
R. Glenn Hubbard	$0	$50,001-100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	$50,001-100,000
Interested Directors
Richard Davis	$0	over $100,000
Henry Gabbay	$0	over $100,000

*
As of December 31, 2009 .  The directors could not own shares in the Funds as of this date because the Funds had not yet begun investment operations.  The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Advisors or an affiliate thereof.

Compensation of Directors

Each Director who is an Independent Director is paid an annual retainer of $250,000 per year for his or her services as a Board member of the Supervised Funds, including the Fund, and each Independent Director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.  In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively.  The Chair of the Audit Committee, Compliance Committee, Governance Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively.  Each Audit Committee member is paid an additional annual retainer of $25,000.

Mr. Gabbay is an interested Director of the Fund and serves as an interested Board member of the other BlackRock-advised Funds which compose the Closed-End Complex, Equity-Liquidity Complex, and the Equity-Bond Complex.  Mr. Gabbay receives for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $487,500 allocated to the funds in the these three BlackRock Fund Complexes, including the Fund, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis).  Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.  Mr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Fund) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Directors serving on such boards.  The Board of the Fund or of any other fund in a BlackRock Fund Complex may modify the Directors’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

The Fund compensates Mr. Kindelan, the Funds' Chief Compliance Officer, for his services as its Chief Compliance Officer. For the fiscal year ending 2009, Mr. Kindelan would have received approximately $       from the Funds.

The following table sets forth the compensation that each of the Directors would have earned from the Funds for the fiscal year ended March 31, 2009 and the aggregate compensation paid to them by all Supervised Funds for the calendar year ended December 31, 2009 .

Name	Aggregate Compensation from the Fund s	Aggregate Compensation from the Fund and other BlackRock-Advised Funds (1)(2)
G. Nicholas Beckwith III	$4,415	$250,000
Richard E. Cavanagh	$6,534	$370,000(3)
Frank J. Fabozzi	$4,859	$275,000 (4)
Kathleen F. Feldstein	$5,210	$295,000(4) (5)
James T. Flynn	$4,798	$270,000(6)
Jerrold B. Harris	$4,859	$275,000(4)
R. Glenn Hubbard	$4,415	$250,000
W. Carl Kester	$4,592	$260,000(7)
Karen P. Robards	$4,859	$275,000 (4)(8)

(1)
Of these amounts, Directors Beckwith, Cavanagh, Fabozzi, Feldstein, Flynn, Harris, Kester, and Robards deferred a portion of compensation paid in calendar year 2009, pursuant to the Fund Complex's deferred compensation plan.

(2)	The Funds shall pay a pro rata portion quarterly (based on the relative net assets) of the above director/trustee fees paid by all of the funds in the Fund Complex for which they serve.
(3)	Mr. Cavanagh serves as Chair of each board of directors/trustees in the Fund Complex. For his services as Chair, Mr. Cavanagh receives $120,000 per annum by the Fund Complex.
(4)
Includes compensation for service on the Audit Committee.  Ms. Robards receives $35,000 per annum for her service as Chair of the Audit Committee and all directors/trustees on the Audit Committee, including Ms. Robards, receive $25,000 per annum for their service on the Audit Committee.

(5)	Mr. Fabozzi receives $20,000 per annum for his service as Chair of the Performance Oversight Committee.
(6)	Ms. Feldstein receives $20,000 per annum for her service as Chair of the Compliance Committee.
(7)	Mr. Hubbard receives $10,000 per annum for his service as Chair of the Governance and Nominating Committee.
(8)	Ms. Robards serves as Vice-Chair of each board of directors/trustees in the Fund Complex. For her services as Vice-Chair of the Board, Ms. Robards receives $40,000 per annum by the Fund Complex.

The Independent Directors have agreed that a maximum of 50% of each Independent Director’s total compensation paid by the Supervised Funds may be deferred pursuant to the Supervised Funds' deferred compensation plan.  Under the deferred compensation plan, deferred amounts earn a return for the Independent Directors as though equivalent dollar amounts had been invested in common shares of certain Supervised Funds selected by the Independent Director.  This has approximately the same economic effect for the Independent Director as if they had invested the deferred amounts in such funds.  The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund.  A fund may, however, elect to invest in common shares of those Supervised Funds selected by the Independent Director in order to match its deferred compensation obligation.

Independent Director Ownership of Securities

As of December 31, 2009, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Advisors or the Distributor, or an entity controlling, controlled by or under common control with the Advisors or the Distributor (not including registered investment companies).

As of February 1, 2010, as a group, Directors and officers owned less than 1% of the outstanding Interests in each Fund because the Funds are commencing their offering coincident with the date of this Prospectus.

Proxy Voting Policies

The Board may delegate the voting of proxies for the Funds' portfolio securities to the Advisors pursuant to the Advisors' proxy voting guidelines; however, the Funds will reserve the right, and will not delegate responsibility to the Advisors, to vote any proxies with respect to Interests in the Master Fund.  Under these guidelines, the Advisors will vote proxies related to the Funds' portfolio securities in the best interests of the Funds and their Members.  If the Feeder Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors.  A copy of the Advisors' proxy voting policy is attached as Appendix A to this Prospectus.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (i) by calling (800) 441-7762 and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Manager

Charles Clarvit, Managing Director at BlackRock, is co-head of BAA. Mr. Clarvit has responsibility for business and marketing strategy and new product development, and is a portfolio manager on the BAA platform. In addition, he is a member of the Leadership Committee and Operating Committee.

Mr. Clarvit joined BlackRock in 2007 following the acquisition of the fund of funds business of Quellos Group, LLC. At Quellos, Mr. Clarvit served as a principal. He oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory services for US pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985, he was with IBM Corporation in system engineering and marketing capacities.

Mr. Clarvit serves on the Johns Hopkins University Board of Trustees and the Advisory Board of the iSchool at Syracuse University. He earned a BA degree in social and behavioral sciences with a concentration in economics and statistics from Johns Hopkins University.

The following table sets forth information about funds and accounts other than the Funds for which Chuck Clarvit, the Funds' portfolio manager, is primarily responsible for the day-to-day portfolio management as of December 31, 2009:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Chuck Clarvit	0	4	0	0	1	0
	$0	$117 million	$0	$0	$102.3 million	$0

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  The portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund or, subject to the Funds' code of ethics, may own interests in certain Portfolio Funds in which the Funds may invest.  In this connection, it should be noted that Mr. Clarvit currently manages certain accounts that are subject to performance fees.  In addition, the portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

 As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the Funds' portfolio manager, such benchmarks for the Fund include the HFRI Fund of Funds Composite Index.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.

 Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Mr. Clarvit has participated in the deferred compensation program.

 Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, BlackRock portfolio managers may be eligible to receive or participate in one or more of the following:

  Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Mr. Clarvit is eligible to participate in these plans.

Securities Ownership of the Portfolio Manager

 The Funds are newly-organized investment companies.  Accordingly, as of the date of this Prospectus, the portfolio manager did not beneficially owned any securities issued by the Funds.

PLAN OF DISTRIBUTION

Each Feeder Fund is offering Interests at an offering price equal to its then current NAV.  The Core Fund and the TEI Core Fund will be offering Interests at an offering price equal to their respective NAV plus sales compensation of up to 2.50% as described below.  No such sales compensation will be charged to investors in the FB Core Fund or the FB TEI Core Fund.  Each Feeder Fund has entered into a Distribution Agreement (the "Distribution Agreement") with BlackRock Investments, LLC (the "Distributor"), an affiliate of the Advisors located at 40 East 52nd Street, New York, NY 10022, to provide for distribution of the Interests on a reasonable best efforts basis, subject to various conditions.  The Distributor will enter into selling agreements with various brokers and dealers ("financial intermediaries") that have agreed to participate in the distribution of the Interests and are members of FINRA. It is anticipated that Merrill Lynch will serve as the sole initial financial intermediary for a period of two years .

Generally, the minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $25,000.  Each Feeder Fund, in its sole discretion, may accept investments below these minimums.  A financial intermediary may establish higher minimum investment requirements than the Funds.  The initial closing for purchases of Interests is anticipated to be on or about             , 2010, but may be changed by a Feeder Fund in its sole discretion.  It is the obligation of financial intermediaries to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Distributor has the exclusive right to distribute Interests through financial intermediaries.  The Distributor's obligation is an agency or "best efforts" arrangement under which neither the Distributor nor any financial intermediary is required to purchase any Interests.   Interests may be purchased only through a financial intermediary.

Each Feeder Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase Interests and reserves the right to reject any order in whole or in part.  The offering may be terminated by a Feeder Fund or the Distributor at any time.

No market currently exists for the Interests.  The Interests will not be listed on any national securities exchange, and the Funds do not anticipate that a secondary market will develop for the Interests.  None of the Funds, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Interests.

Financial intermediaries that sell Interests may impose fees, terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the Funds.  In this connection, a financial intermediary may charge an investor in the Core Fund or TEI Core Fund (but not the FB Core Fund or the FB TEI Core Fund) a sales commission of up to 2.50% of the purchase price of the Interests.  No portion of this sales commission will be paid to the Distributor or any of its affiliates.  The amount of an investor's investment in the Core Fund or TEI Core Fund will not be affected by the amount of the sales commission paid to a financial intermediary because the commission is added to the purchase price of the Interest, and not deducted from the purchase price.  The Funds will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Interests.

  As noted above, each of the Core Fund and the TEI Core Fund may, out of its own assets, pay the Distributor for providing distribution services an annual amount equal to 0.75% of the average quarter-end net asset value of the Interests owned by the financial intermediary's customers (the "Trail Fee"). The Trail Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Funds' Interests. The Trail Fee will not exceed      % of the aggregate gross offering proceeds from the sale of Interests.

In addition, each of the Core Fund and the TEI Core Fund may, out of its own assets, pay the Distributor and/or financial intermediaries in connection with the provision of investor services an annual amount equal to 0.25% of the average quarter-end net asset value of the Interests owned by the financial intermediary's customers (the "Service Fee").  The Distributor will provide ongoing investor services to investors in the Funds either directly or through financial intermediaries.  These investor services may include, but are not limited to: (i) handling inquiries from investors regarding the Funds, including but not limited to questions concerning their investments in the Funds, capital account balances, tender offers and reports and tax information provided by the Funds; (ii) assisting in the enhancement of communications between investors and the Funds; (iii) assisting in the establishment and maintenance of investors' accounts with the Funds and maintaining related records; (iv) receiving, aggregating and processing purchase and repurchase transactions; (v) assisting in the preparation of reports and transaction statements to investors;  (vi) providing sub-accounting services for Interests held beneficially; (vii) forwarding reports of the Funds and other information to investors; (viii) receiving, tabulating and transmitting proxies; and (ix) providing such other information and investor services as may be reasonably requested by the Funds.   The Service Fee will not exceed      % of the aggregate gross offering proceeds from the sale of Interests.

The Distributor will generally pay substantially all of the Trail Fee and the Services Fee to financial intermediaries; provided, however, that the Distributor may retain all or a portion of the Trail Fee and the Services Fee in certain instances , such as when financial intermediaries instruct it not to pay such fees or in other instances.  The amounts of any such payments may vary among the financial intermediaries. The Trail Fee and the Service Fee will be paid quarterly in arrears.  The Trail Fee and the Service Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Interests over other investment options.

The sales commission, the Trail Fee and the Services Fee are not applicable to the FB Core Fund or the FB TEI Core Fund because the FB Core Fund and FB TEI Core Fund are being offered to investors who have fee-based accounts with registered investment advisors or broker-dealers with whom the investor has agreed to pay a fee for investment related services.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase the FB Core Fund or the FB TEI Core Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase the Core Fund or the TEI Core Fund, as applicable.

On the initial closing date and during the three-month period following the initial closing date, investors in BlackRock Multi-Strategy Hedge Opportunities LLC ("MSHO") and BlackRock Multi-Strategy Hedge Advantage ("MSHA") who owned shares of those funds through Merrill Lynch on July 31, 2008 will be permitted to invest in the Core Fund and TEI Core Fund without paying any sales commissions to financial intermediaries, subject to confirmation by the Advisors.  Pursuant to an agreement between the Advisors and Merrill Lynch, the Advisors, out of their own assets, will pay Merrill Lynch (but not other financial intermediaries) 1.0% of the NAV of the Interests purchased during such period by any MSHO or MSHA investor who is a Merrill Lynch customer (the "Transition Fee") for services previously provided by Merrill Lynch to the Advisors in connection with MSHO and MSHA .  The Transition Fee will not exceed      % of the aggregate gross offering proceeds from the sale of Interests.

The Advisors may enter into agreements with service organizations pursuant to which the Advisor (and not the Funds) will pay the service organizations for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments, which may be in addition to, rather than in lieu of, the Distribution Fee and the Services Fee that the Funds may pay, generally are based on either: (i) a percentage of the average daily net assets of Funds shareholders serviced by the service organization or (ii) a fixed dollar amount for each account serviced by a service organization. These fees will not exceed       % of the aggregate gross offering proceeds from the sale of Interests.

The initial sales commission of up to 2.50% charged by financial intermediar ies , the Trail Fee , the Services Fee, the Transition Fee and the fee paid to certain service organizations  will not, in the aggregate, exceed     % of the aggregate gross offering proceeds from the sale of Interests.

Financial intermediaries that are members of FINRA may not accept any compensation in connection with a Feeder Fund's Interests that exceeds the underwriting compensation limit set by FINRA.

Each Feeder Fund has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the 1933 Act, except for any liability to the Feeder Funds or their investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with each Feeder Fund.

ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

Each Fund has retained PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), whose principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative, accounting, transfer agency and investor services to the Fund (the "Administration Agreement").  Under the terms of the Funds' Administration Agreements, PNC GIS, an affiliate of the Advisors, is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Interests; arranging for the calculation of the issue and repurchase price of Interests; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members.

Pursuant to the Administration Agreement, PNC GIS will provide certain investor services to the Fund, including: maintaining the register of the Members and enter on such register all issues, transfers and repurchases of interests in the Funds; arranging for the calculation of the issue and repurchase prices of interests in the Funds in accordance with their controlling document; preparing promissory notes promptly after the close of the tender period; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to the individual Member's capital accounts in accordance with the Funds controlling documents; preparing and mailing annually to the each Member any required Form K-1 in accordance with applicable tax regulations; and issuing reports and transaction statements to Members.  PNC GIS is paid a monthly fee at the annual rate of [   ] % for these and other services it provides to the Funds.

The Master Fund also pays PNC GIS certain fixed fees for tax preparation and other services.  PNC GIS is also reimbursed by the Master Fund for out-of-pocket expenses (including those of any third party retained to assist PNC GIS) relating to services provided to the Master Fund.  The Administration Agreement may be terminated at any time by either party generally upon not less than 120 days' written notice.  PNC GIS is an affiliate of the Advisors.

CUSTODIAN

PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Funds are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.   PFPC Trust Company is an affiliate of the Advisors.

The Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

ESCROW AGENT

PNC GIS serves as Escrow Agent with respect to subscriptions received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Funds and with respect to monies held pending payment to Members in connection with repurchases of Interests .  The Escrow Agent's principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

FUND EXPENSES

The Funds will bear their organization expenses prior to completion of this offering.  The Funds will amortize their offering costs (other than distribution and shareholder services fees) over a 12-month period.   The Funds' organization and offering costs will be subject to the 0.50% expense cap described below.

The Funds pay all of their expenses other than those that the Advisors or an affiliate of the Advisors assumes, if any.  The expenses of the Feeder Funds (whether directly or indirectly incurred through the Offshore Funds and, in turn, the Master Fund) include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the investment management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Directors' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Funds, all costs and charges for equipment or services used in communicating information regarding any of the Funds' or the Offshore Funds' transactions between either of the Advisors and the Custodian (or other agent engaged by any of such funds); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Master Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Members of the Funds.

Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap.   Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. Expenses covered by the Expense Cap include , without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Interests; arranging for the calculation of the issue and repurchase price of Interests; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, distribution and investor services related fees paid to the Distributor .

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from BlackRock within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  ( i ) the Feeder Fund has more than $50 million in assets, ( ii ) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and ( iii ) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap .

The Advisors bear all of their expenses and their own costs incurred in providing investment management services to the Funds, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisors are responsible for the payment of the compensation and expenses of those Directors and officers of the Funds affiliated with the Advisors (other than Mr. Gabbay), and making available, without expense to the Funds, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Core Fund's organization expenses and offering costs, including its proportionate share of the expenses of the Master Fund, were initially borne by the Advisors or an affiliate.  The Core Fund's organization expenses were approximately $           .  The TEI Core Fund's organization expenses and offering costs initially were borne by the Advisor or an affiliate.  The TEI Core Fund's organization expenses and offering costs including its proportionate share of the expenses of the Master Fund and the Offshore Funds, were approximately $            .  The FB Core Fund's organization expenses and offering costs, including its proportionate share of the expenses of the Master Fund, were initially borne by the Advisors or an affiliate.  The FB Core Fund's organization expenses were approximately $           .   The FB TEI Core Fund's organization expenses and offering costs initially were borne by the Advisor or an affiliate.  The FB TEI Core Fund's organization expenses and offering costs including its proportionate share of the expenses of the Master Fund and the Offshore Funds, were approximately $            .    Subject to the Expense Cap described above, organization costs and offering costs borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to two years from the date the Advisor paid the expense.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Funds.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Funds themselves.  As an investor in the Portfolio Funds, the Funds will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Funds' fees and expenses will decrease the net profits or increase the net losses of the Funds that are credited to or debited against each Member's capital account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Funds

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Funds will generally purchase equity securities on a stock exchange effected through brokers who charge a commission for their services.  The Funds may also invest in securities that are traded principally in the over the-counter market.  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.  In most instances, the Funds will purchase securities of a Portfolio Fund directly from such Portfolio Fund, and such purchases by the Funds may be, but are generally not, subject to transaction expenses.  Nevertheless, the Funds anticipate that some of their transactions in securities of Portfolio Funds may be subject to expenses.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisors may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and their other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisors' investment decision-making processes in order for such research, statistical and/or pricing services to be considered by the Advisors in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e).  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisors under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisors to the Funds and their other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Advisors will not be reduced as a consequence of the Advisors' receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisors in carrying out their obligations to the Funds.  While such services are not expected to reduce the expenses of the Advisors, the Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Other BlackRock Funds may own, from time to time, some of the same investments as the Funds.  Investment decisions for the Funds are generally made independently from those of Other BlackRock Funds; however, from time to time, the same investment decision may be made for multiple Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same Portfolio Funds, the Advisors will seek to allocate investment opportunities and dispositions fairly over time among the Fund and the Other BlackRock Funds.  The Funds' specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Funds' investment guidelines, the Funds' specific terms and conditions and the investment judgment of the portfolio manager.  The Advisors manage Other BlackRock Funds with investment mandates that may overlap or conflict with the investment strategies pursued by the Funds, as both the Funds and the Other BlackRock Funds may be eligible to participate in the same investment opportunities.  Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations.  Moreover, the Funds or the Other BlackRock Funds may not be eligible or appropriate investors in all potential Portfolio Funds.  As a result of these and other factors, the Funds may be precluded from making a specific investment or may reallocate existing Portfolio Funds among the Other BlackRock Funds.  These decisions will be made by the Advisor taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Funds and the Other BlackRock Funds.  However, there likely will be circumstances where the Funds are unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Funds and Other BlackRock Funds , including as a result of the 1940 Act's prohibitions against affiliates transactions .  In addition, it is likely that the Funds' portfolio and those of Other BlackRock Funds will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar. These and other distinctions will result in differences in portfolio performance between the Funds and the Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Other BlackRock Funds on a good faith equitable basis, usually on a pro rata basis, by the Advisors in their discretion in accordance with the Other BlackRock Funds' various investment objectives.  Such allocations are based upon the written procedures of the Advisors, which have been reviewed and approved by the Board.  In some cases, this system may adversely affect the price or size of the position obtainable for the Funds.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds.  It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisors and their affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

The annual portfolio turnover rate of the Funds may be greater than 100%.  Although, because it is difficult to accurately predict portfolio turnover rates, actual turnover may be lower than 100%.  Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Funds' investment in the Portfolio Funds.  Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds' investments may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Portfolio Funds may not be transparent to the Funds.  Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers.  The Advisors expect that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates.  However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Funds.  Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions.  It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Funds.  The Funds will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds' brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices.  However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds' Managers or their affiliates rather than the Portfolio Funds.

As with the Funds, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VOTING

Each Member of a Fund will have the right to cast a number of votes based on the value of such Member's investment percentage in the Fund at any meeting of its Members called by the (i) majority of the Board or (ii) Members holding at least 51% of the total number of votes eligible to be cast by all Members.  Members will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Directors and the approval of the Investment Management Agreement.  Notwithstanding their ability to exercise their voting privileges, Members are not entitled to participate in the management or control of the Funds' business and may not act for or bind the Funds.  If the Feeder Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors.   The Funds do not intend to hold annual meetings of Members.

CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”) each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in the Funds should be aware, and which may cause conflicts of interest that could disadvantage the Funds and their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Funds.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a the Funds may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on the Funds' performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.

When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Funds.  In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Funds are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Funds, market impact, liquidity constraints, or other factors could result in the Funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Funds could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Funds to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Funds may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Funds may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Funds may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Funds have invested, and those activities may have an adverse effect on the Funds. As a result, prices, availability, liquidity and terms of the Funds' investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Funds' investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Funds' activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Funds, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Funds.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Funds in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Funds may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of the Funds.  The Funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Funds.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Funds.  The Funds' use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds.  The Funds will be required to establish business relationships with its counterparties based on the Funds' own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Funds' establishment of its business relationships, nor is it expected that the Funds' counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Funds' creditworthiness.

Purchases and sales of securities for the Funds may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixedprice offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Management of the Funds – Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Funds. Increasing the Funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds' expense ratio.

It is possible that the Funds may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Funds also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Funds and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Funds, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Funds' flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Funds' pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Funds' pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to the Funds' pricing vendors and/or fund accountants, there may be instances where the Funds' pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Calculation of Net Asset Value”, when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable or when values of Portfolio Funds provided by Managers are believed by BlackRock to be unreliable, the Funds' investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds' Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds' net asset value. As a result, the Funds' sale or repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock

(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Funds may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Funds, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Funds bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Funds. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Funds. To lessen the possibility that the Funds will be adversely affected by this personal trading, the Funds, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds' portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Funds, except that the Funds may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Funds as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Funds to purchase and another client of BlackRock to sell, or the Funds, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Funds may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.  The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions , and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.  These limitations may cause the Funds to invest in different portfolios than other BlackRock funds which may result in the Funds investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of Blackrock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

The custody arrangement between may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that  BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

CONFLICTS OF INTEREST RELATING TO THE MANAGERS

The Advisors anticipate that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other portfolio funds and accounts managed by the Manager ("Manager Accounts") that pursue investment programs similar to that of the applicable Portfolio Fund or the Funds.  However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any.  In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund.  Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

Situations may occur where the Funds could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts.  These situations may arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Funds and/or Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Portfolio Fund's position; (ii) legal prohibitions on the Co-Investors' participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Funds participate.  As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Funds participate.  Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Funds and their Members.

Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Manager or its affiliates.  In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

CODES OF ETHICS

Each of the Funds, the Advisor, the Sub-Advisor and the Distributor has adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund.  The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov.  In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a Feeder Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Feeder Fund.  As noted above, if you are an Eligible Investor with a fee-based account, you will be eligible to purchase the FB Core Fund or the FB TEI Core Fund, as applicable.  If you do not have a fee-based account, you will be eligible to purchase the Core Fund or the TEI Core Fund, as applicable.

An investment in a Feeder Fund involves risks and it is possible that an investor may lose some or all of its investment.  In addition, an investment in a Feeder Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Feeder Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See "General Risks."  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Funds.

Core Funds

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the 1933 Act.  An "accredited investor" includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of "accredited investor" or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement. In addition, Interests in the Core Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as Eligible Investors.

An investment in the Core Funds will generate UBTI for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors.  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds.

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Interests (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Interests are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

TEI Core Funds

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" for purposes of Regulation D under the 1933 Act.  Categories of "accredited investor" and other eligible investor standards applicable to TEI Core Funds Eligible Investors are set forth in the Subscription Agreement.

The TEI Core Funds are offered only to TEI Core Funds Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors:  ( i ) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; ( ii ) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; ( iii ) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; ( iv ) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); ( v ) IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and ( vi ) state colleges and universities.  TEI Core Funds Eligible Investors that purchase Interests in the TEI Core Funds are referred to from time to time in this Prospectus as "TEI Core Funds Members."

Investors who meet the qualifications set forth in the Subscription Agreement are referred to in this Prospectus as Eligible Investors.  All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Interests (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Interests are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING INTERESTS

The minimum initial investment in the Feeder Funds by any investor is $50,000, and the minimum additional investment in the Feeder Funds by any investor is $25,000.  However, the Feeder Funds, in their sole discretion, may accept investments below these minimums.  A financial intermediary may establish higher minimum investment requirements than the Funds.  Interests will generally be offered for purchase at NAV as of the first Business Day of each calendar quarter, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate the sale of Interests at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Interests will be payable in cash.  Each initial or subsequent purchase of Interests will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase.  A prospective investor must submit a completed Subscription Agreement at least ten calendar days prior to the acceptance date set by the Feeder Funds (or by such other date as determined by the Feeder Funds, the Distributor and/or Administrator in their discretion and communicated to the investor), and a Member generally may subscribe for additional Interests by completing an additional Subscription Agreement.  A Subscription Agreement generally requires a Member to provide certain information about itself and to make certain representations and warranties, including a representation to indemnify the Fund, the Advisors, the Administrator and the Distributor (the "Fund Parties") as a result of any misrepresentations made by the Member in the Subscription Agreement.  The Funds will rely on, without investigation, a Member's financial advisor to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Member pursuant to the Subscription Agreement), and the Fund Parties will not be liable to the Member or any other party for such reliance.  In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Member is accurate or that any information required to be provided by a Member is accurate or that it is provided to the Funds in a timely manner.   The Feeder Funds reserve the right, in their sole discretion, to reject in whole or in part, any subscription to purchase Interests in the Funds at any time.

Although the Feeder Funds may, in their sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.  Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Feeder Funds, the Distributor and/or the Administrator  may determine in  their sole discretion and communicate to investors (the "Subscription Period").  Subscriptions received from prospective investors in advance of dates when Interests may be subscribed for and monies may be transmitted to the Funds will be held by the Escrow Agent.  Any interest earned on monies held by the Escrow Agent in such instances will be credited to the Funds and not the investor.  During the Subscription Period for the initial closing, the Funds' may use cleared funds for investments in Portfolio Funds.  During this period, all Interests will be issued at the same price.

Financial intermediaries also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Feeder Funds, the Distributor or any other service provider of the Funds.  Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Member's ability to subscribe for Interests, or otherwise transact business with the Feeder Funds.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

REPURCHASES OF INTERESTS

No Right of Redemption

No Member or other person holding Interests acquired from a Member will have the right to require the Feeder Funds to redeem the Interests.  No public market for Interests exists, and none is likely to develop in the future.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Feeder Funds, as described below.

Repurchases

Each Feeder Fund may, from time to time, repurchase Interests from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 10% of the net assets of the respective Feeder Fund at that time.   Each tender offer would be made and shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether a Feeder Fund should offer to repurchase Interests from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that a Feeder Fund offer to repurchase Interests from Members quarterly on the last Business Day of March, June, September and December, beginning June 30 , 2011.  However, the Feeder Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

The Feeder Funds will require that each tendering Member tender a minimum of $25,000 worth of Interests.  In addition, the Feeder Funds will impose a one-year lock-up period on all Members with respect to repurchasing Interests.  This means that for each Interest that a Member purchases, the Member will not be able to participate in a tender offer with regard to that Interest until the Business Day immediately preceding the one-year anniversary of the Member's purchase of that Interest.  This one-year lock-up period will apply separately to each purchase of Interests made by a Member.  For example, if a Member purchased Interests in January of year 1 and then purchased additional interests in December of year 1, such Member would not be able to tender to the Feeder Funds the additional Interests purchased in December of year 1 until December of year 2.  A 2.00% early repurchase fee will also be charged to any Member that tenders its Interest to the Feeder Fund after the expiration of the one-year lock-up period but prior to the Business Day immediately preceding the two-year anniversary of the Member's applicable purchase of the Interests.  As is the case with the one-year lock-up period, the two-year time period for the early repurchase fee would apply separately to each purchase of Interests made by a Member.  The purpose of this fee is to reimburse a Feeder Fund for the costs incurred in liquidating securities in such Feeder Fund's portfolio in order to honor the Member's repurchase request.

In determining whether to accept the Advisors' recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Members have requested to tender Interests to the Feeder Fund;
•	the liquidity of the Feeder Fund's assets (including fees and costs associated with withdrawing from Portfolio Funds);
•	the investment plans and working capital and reserve requirements of the Feeder Fund;
•	the history of the Feeder Fund in repurchasing Interests;
•	the availability of information as to the value of the Feeder Fund's interests in underlying Portfolio Funds;
•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax or regulatory consequences to the Feeder Fund of any proposed repurchases of Interests; and
•	the recommendations of the Advisors.

The Fund will repurchase Interests from Members pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Funds and to all Members of the Funds.  The value of a Member's Interests that are being repurchased will be equal to their aggregate NAV as of the Valuation Date.  When the Board determines that a Feeder Fund will repurchase Interests, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members deciding whether to tender Interests during the period that a tender offer is open may obtain the estimated aggregate NAV of their Interests by contacting the PNC GIS during the period at the contact number provided in the Member's repurchase materials.

Repurchases will be effective after receipt and acceptance by the Feeder Fund of all eligible written tenders of Interests from its Members.  Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the LLC Agreement of the Feeder Funds and will be distributed to all tendering Members on a proportionate basis.  If, however, payments are made in kind to a tendering Member, such Member may incur tax liability and brokerage costs in converting such securities to cash.  The Feeder Funds do not impose any charges in connection with repurchases of Interests (except for the 2.0% early repurchase fee described above) .

In light of liquidity constraints associated with investments in Portfolio Funds and that the Feeder Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, the Feeder Fund expects to employ the following repurchase procedures:

•
If the Board elects to offer to repurchase Interests in a Feeder, the Feeder Fund will send each Member a tender offer that explains the terms and conditions of the repurchase.  This tender offer will be sent to Members at least 20 Business Days prior to the date on which the Member must notify the Feeder Fund that the Member has elected to tender Interests to the Feeder Fund.

•
A Member choosing to tender Interests for repurchase must do so within the Notice Date Period, which generally will be between 95 to 65 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December.  Interests or portions of them will be valued as described below .  This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 27 and October 27.

•
Promptly after the Notice Date Period, the Feeder Fund will issue to each Member whose Interests (or portion of them) have been accepted for repurchase a repurchase instrument (the "Repurchase Instrument"), which will be held by the Escrow Agent, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interests.

•
The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable.  A Member who receives a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Interests, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Fund's LLC Agreement.  For purposes of calculating the value of the Repurchased Interests, the amount payable to the Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the Repurchased Interests until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Interests will be calculated in accordance with the foregoing sentence.

•	As the owner of a Repurchase Instrument, an investor will no longer be a Member of the respective feeder fund and will not have the rights of a Member, including without limitation voting rights.
•
Payment in respect of the Repurchase Instrument will be made as of the later of ( i ) any Business Day that is within 90 days after the Valuation Date, or ( ii ) if the Feeder Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Interests, within ten Business Days after the Feeder Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.  Payment in respect of the Repurchase Instrument will be made in one or more installments.  The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

•
Although the amounts required to be paid by a Feeder Fund under the Repurchase Instrument will generally be paid in cash, the Feeder Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.  The Feeder Fund intends to make an in-kind payment only under the limited circumstance where the Feeder Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Feeder Fund cannot liquidate itself prior to making the distribution.

If modification of the Feeder Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Interests in the capacity of a Member, the Interests may be tendered for repurchase in connection with any tender offer made by the Feeder Fund.

A Member tendering only a portion of its Interests for repurchase will be required to continue to hold Interests with a value of at least $25,000 (or any lower amount equal to the Member's initial subscription amount) after giving effect to the repurchase. If a Member tenders an amount that would cause the value of its Interests in the Feeder Fund to fall below the required minimum, the Feeder Fund reserves the right to reduce the amount to be repurchased from the Member so the value of the Member's Interests is above the minimum or to repurchase all of the Member's Interests.

Payment for repurchased Interests may require the Feeder Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Interests also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The LLC Agreement grants the Board the authority to repurchase the Interests, or any portion of them, of a Member or any person acquiring Interests from or through a Member, without consent or other action by the Member or other person, if the Board in its sole discretion determines that:

•	the Interests had been transferred or vested in any person in violation of the Feeder Fund's LLC Agreement;
•
ownership of the Interests by a Member or other person is likely to cause the Feeder Fund to be in violation of, or subject the Feeder Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Interests by a Member may be harmful or injurious to the business or reputation of the Feeder Fund, or may subject the Feeder Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Member or other person in connection with the acquisition of Interests was not true when made or has ceased to be true;
•
ownership of the Interests by the Member would cause the Feeder Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Securities Exchange Act of 1934 or the 1940 Act; or

•	if such repurchase would be in the best interest of the Feeder Fund, including without limitation in connection with the liquidation or termination of the Feeder Fund.

In the event that the Board determines that the Feeder Fund should, without the additional consent of the Member, repurchase the Interests of such Member, or any person acquiring Interests from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•
Interests (or portions thereof) will be valued in accordance with the Funds' valuation and liquidity procedures as of the "Compulsory Repurchase Valuation Date" (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Fund intends to repurchase the Interests);

•
promptly after the Board determines that the Feeder Fund should repurchase the Interests of a Member, or any person acquiring Interests from or through a Member, pursuant to the authority granted in the LLC Agreement, the Fund will give to such person whose Interests (or portion thereof) have been called for repurchase (a "Compulsorily Repurchased Member") notice of the Feeder Fund's intent to repurchase the Interests and the expected Compulsory Repurchase Valuation Date for such Interests;

•
promptly after the Compulsory Repurchase Valuation Date, the Feeder Fund will issue to the Compulsorily Repurchased Member a promissory note (the "Compulsory Repurchase Instrument"), which will be held by the Escrow Agent, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Interests; and

•
the Compulsory Repurchase Instrument will be non-interest bearing, nontransferable and non-negotiable.  A Member who receives a Compulsory Repurchase Instrument (the "Compulsory Repurchase Instrument Payee") shall retain all rights, with respect to tendered Interests, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Fund's LLC Agreement.  For purposes of calculating the value of the Repurchased Interests, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Compulsory Repurchase Instrument Payee would have been allocated for tax and book purposes had the Compulsory Repurchase Instrument Payee remained the owner of the Repurchased Interests until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Interests will be calculated in accordance with the foregoing sentence.

•
Payment in respect of the Compulsory Repurchase Instrument will be made as of the later of (i) any Business Day that is within 90 days after the Compulsory Repurchase Valuation Date, or (ii) if the Feeder Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Interests, within ten Business Days after the Feeder Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.  Payment in respect of the Compulsory Repurchase Instrument will be made in one or more installments.  The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

Transfers of Interests

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Interests, including, without limitation, any portion of an Interest (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of such Member or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  No Transfer will be permitted unless the Board of the Feeder Fund concludes that such Transfer will not cause the Feeder Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the applicable Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, Transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Interest of such Member, Transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, Transferee or successor Member will forfeit all or such portion of its capital account in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Member may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Member or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion.

The Board has delegated its decision making authority on Transfers to officers of the Funds and the Advisors.  However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Funds will calculate its NAV as of the last Business Day of each calendar quarter as noted below, and at such other times as the Board, upon advice from the Advisors, may determine, including in connection with repurchases of Interests, in accordance with the procedures described below.

In determining its NAV, the Fund's assets and liabilities are valued generally as of the last Business Day of each quarter as follows (i) within 60 days after the last Business Day of each quarter for purposes of audited year-end financial statements, unaudited semi-annual reports and quarterly filings on Form N-Q ( "Financial Reporting NAV" ), (ii) within 90 days after the last Business Day of each quarter for purposes of processing subscriptions and redemptions and calculating management and other fees ("Trading NAV") , and (iii) at such other times as subscriptions and redemptions may be approved by the Funds.    Due to different times at which NAVs will be determined , there may be differences between each Fund's Financial Reporting NAV and Trading NAV . Absent any material processing errors by the Funds' Administrator or the Advisor (e.g., inaccurate calculation of a price provided to the Advisor by a Portfolio Fund), valuations used for purposes of Financial Reporting NAV will generally not be subsequently adjusted for any differences  with the valuations used for Trading NAV . Furthermore, in the event that a Portfolio Fund subsequently corrects, revises or adjusts a reported value that was properly relied upon by the Fund in accordance with the valuation procedures, the Funds will generally not make any retroactive adjustment to its NAV , or to any amounts paid based upon such NAV , to reflect a revised valuation. See "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The NAV of a Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.  Because the Feeder Funds intend to invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Funds, indirectly through the Offshore Funds), the value of the assets of the Feeder Funds will depend on the value of their share of the Portfolio Funds or other investments in which the Master Fund invests.

The internal valuation committee of the Advisor and its registered investment advisory affiliates (the "Valuation Committee") oversees the valuation of the Funds' investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the value of securities held by the Funds, including, if applicable, the fair value of the Funds' investments in Portfolio Funds.  As a general principle, the fair valuation of an asset should reflect the amount that the Valuation Committee determines the Funds might reasonably expect to receive for the asset from the current sale of that asset in an arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Valuation of Portfolio Funds

Prior to an investment by the Funds in any Portfolio Fund, the Advisors will conduct a due diligence review of the valuation methodologies used by the Portfolio Fund.  As part of its due diligence process, the Advisors will assess each Portfolio Fund's valuation policies and procedures for appropriateness in light of the obligation of the Funds' to value their assets under the 1940 Act and generally accepted accounting principles for investment companies.  The 1940 Act generally requires funds to use market quotations when available or otherwise utilize principals of fair value for a security which results in a price equal to the amount a Fund might reasonably expect to receive upon the orderly sale of the security .  If the Advisors ultimately conclude that a Portfolio Fund's valuation policy is not consistent with the Funds' obligation to value their assets under the 1940 Act and in accordance with generally accepted accounting principles for investment companies , the Funds' will not invest in that Portfolio Fund , or if already invested, will fair value such investment and, if practicable and in the best interests of the Funds, may cause its interest in such Portfolio Fund to be redeemed or otherwise disposed of as soon as it is practicable and able to do so .  In addition, the Advisors will review any other information available to it, including reports by independent auditors, fund administrators or other third parties.

In general, it is anticipated that valuation information from Portfolio Funds that are hedge funds will be available monthly, within approximately 45 days after each month-end, while it is anticipated that valuation information from Portfolio Funds that are private equity, real asset and real estate funds, will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end.  Some private equity, real asset and real estate funds may only provide valuation information on an annual basis.  Therefore, the valuation of private equity, real asset and real estate funds for audited year-end financial statements, unaudited semi-annual reports and quarterly filings on Form N-Q will typically be fair valued by the Funds' Advisors in accordance with the fair value procedures described below .  In addition, the valuation of private equity, real asset and real estate funds as of each such fund’s year-end used in calculating a NAV for processing subscriptions and redemptions and calculating management fees will typically be fair valued by the Advisors in accordance with the Valuation Procedures .

In valuing underlying Portfolio Fund interests held in the Funds' portfolio, the Funds' Advisors rel y primarily on unaudited valuation information received from the Portfolio Funds.  Specifically, the Funds' Advisors typically will receive monthly (in the case of hedge funds) or quarterly (in the case of private equity, real asset or real estate funds)

estimated values or performance return information from the Portfolio Funds.  The Funds' Advisors will also receive annual audited financial statements from the Portfolio Funds.  The Funds' will not invest in Portfolio Funds that are not required to provide annual audited financial statements.

As applicable, the Advisors will assess the overall reasonableness of the information provided by a Portfolio Fund.  This could include the following processes: 1) comparison between estimated and final net asset values of the Portfolio Fund, 2) due diligence questionnaires and communication with the Portfolio Fund, 3) review of annual audited financial statements of the Portfolio Fund, and/or 4) other measures deemed appropriate under the circumstances.

Fair Valuation and Adjustments

The Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  If the Advisors have reason to believe that a value or information provided by a Portfolio Fund is not consistent with the Funds obligation to value their assets under the 1940 Act and in accordance with generally accepted accounting principles for investment companies , or is unreliable, the Advisors will, in light of all relevant circumstances, adjust such reported value in accordance with the Valuation Procedures .  In making the fair value determination with respect to a Portfolio Fund that is a hedge fund, the Funds may consider factors such as, among others, (i) the price at which recent subscriptions or redemptions of the Portfolio Fund interests were offered, (ii) information provided to the Funds or to the Advisors by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Funds, (iii) relevant news and other sources, and (iv) significant market events.   In making this determination with respect to a Portfolio Fund that is a private equity, real estate or real asset fund, the Funds may consider factors such as, among others, (i) information provided to the Funds or to the Advisors by the Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Funds, (ii) relevant news and other sources, and (iii) significant market events.  In addition, in the case where valuations from Portfolio Funds are not available, such investments will be fair valued.

Although the Valuation Procedures approved by the Board provide that the Valuation Committee will review the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby.  For a description of certain risks related to the valuation of Portfolio Funds, see "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Funds calculate their quarter-end NAV and NAV per Interest, may be subject to later adjustment, based on information reasonably available at that time. The Funds will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Funds have determined a NAV, the Funds will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Funds pay redemption proceeds, one or more of the valuations used to determine the NAV on which the redemption payment is based are revised, the redeeming Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Member will neither receive distributions from, nor will it be required to reimburse, the Funds in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to NAV of a Portfolio Fund adversely affect the Funds' NAV, the outstanding Interests of the Funds will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a NAV per Interest higher than the adjusted amount. Conversely, any increases in the NAV per Interest resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a NAV per Interest lower than the adjusted amount. New Members, as well as Members purchasing additional Interests, may be affected in a similar way because the same principles apply to the subscription for Interests.

Valuation of Securities

To the extent the Funds invest directly in securities other than investments in Portfolio Funds (e.g., directly or through Separate Accounts), the Funds will generally value such assets as described below.

Securities for which market quotations are readily available and not determined by the Advisors to be unreliable shall be valued at their current market value based on market quotations.  Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued.  However, other means of determining current market value may be used.  If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used.  In the event there are no sales involving an equity security on a day on which the Funds value such security, the last bid (long positions) or ask (short positions) price, if available, will be used.  If no bid or ask price is available on a day on which the Fund values such security, the prior day's price will be used, provided that the Advisors are not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

The Advisors may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services ("Pricing Services") approved or ratified by each Fund's Board or a committee thereof or (ii) broker-dealers or market makers ("Broker-Dealers").   The use of Pricing Services and Broker-Dealers for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Advisor believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Advisors, will reevaluate the Funds' fair value methodology to determine, what, if any, adjustments should be made to the methodology.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

Each Fund will maintain a separate capital account on its books for each of its Members. Each Member's capital account will have an initial balance equal to the Member's initial contribution to the capital of the relevant Fund (which may be net of any fee charged directly by a financial intermediary for distribution or investor services), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member (which may be net of any fee charged directly by a financial intermediary for distribution services or investor services), (ii) decreased for any payments upon repurchase of such Member's Interests or any distributions in respect of such Member, and (iii) increased or decreased as of the close of each accounting period (as defined below) by such Member's allocable share of the net profits or net losses of the respective Fund. A Member's capital account will also be adjusted for any amounts debited against the Member's capital account as described below.

Members' capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of a Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of ( i ) the last day of each fiscal period of a Fund, ( ii ) the last day of a tax year; ( iii ) the day preceding any day on which a contribution of capital is made to a Fund; ( iv ) the effective date of a repurchase of Interests or portion of an Interest by a Fund or the complete withdrawal by a Member; ( v ) the day on which a substituted Member is admitted to a Fund; or ( vi ) any day for which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages (as defined below).

In addition, the final accounting period shall end on the date a Fund dissolves. An "investment percentage" will be determined for each Member as of the start of each accounting period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Investors should note that fees charged directly by a financial intermediary for distribution or investor services may reduce the amount of an initial or subsequent contribution of capital and may impact an investor's capital account.

Allocation of Net Profit and Net Loss

Net profits or net losses of each Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each accounting period in accordance with the Members' respective investment percentages as of the start of such accounting period. Net profits or net losses for a Fund will be measured as the net change in the value of the net assets of such Fund, adjusted to exclude any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by a Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the accounting period during which the relevant Fund accrued or paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes accrued or paid. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interests is required to pay upon demand to such Fund, as a contribution to the capital of the Fund, the amount of the excess. The Funds are not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although to the extent that a Member claims to be entitled to a reduced rate or exemption from a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Fund with such information and forms as such Member may be required to complete to comply with all laws and regulations governing the obligations of withholding tax agents.

Any expenditures payable by a Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by such Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for any liabilities, including contingent liabilities as of the date the contingent liabilities become known to the Advisor or the Board. Reserves will be in such amounts (subject to increase or reduction) that a Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, adjusted by any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Taxation of the Core Funds and Core Funds Members

The following is a summary of certain U.S. federal income tax consequences to U.S. taxable persons who purchase the Core Funds’ Interests in the offering.  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular Core Funds Member or to Core Funds Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to Core Funds Members who hold their Interests as capital assets.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as otherwise expressly stated in the sub-heading "Tax Status of the Core Funds" below, counsel to the Core Funds has not rendered any legal opinion regarding any tax consequences relating to the Core Funds or an investment in the Core Funds and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Interests, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE "CORE FUNDS" INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE CORE FUNDS BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE CORE FUNDS.

The Core Funds will invest all their assets in the Master Fund. The Master Fund will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Core Funds' income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Core Funds' investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund. Because the exact nature of the Funds' investments is not known at this time, it is not possible to address the specific tax consequences of the Core Funds' investments. Accordingly, the following discussion is intended as a general guide only.

Tax Status of the Core Funds.  The Core Funds expect to be treated as partnerships and not as corporations for U.S. federal income tax purposes.   Each of the Core Funds will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, it will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability compan y (such as either of the Core Funds) that ha s registered under the 1940 Act is treated as a corporation for U.S. federal income tax purposes if it is a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The Core Funds have represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither they, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreements impose significant restrictions on Transfers.  By purchasing an Interest, each Core Funds Member agrees to indemnify and hold harmless the Core Fund or the FB Core Fund, as applicable, such Fund’s Board and Advisors, each other Member of such Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee of Interests.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of each of the Core Funds as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Core Funds), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a tax - status opinion on either of the Core Funds , or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If either of the Core Funds were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for that Fund’s Members would result.   Such Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of such Fund would not be passed through to Members, and all distributions by such Fund to Members would be treated as dividends, return of capital and/or gains.

Taxation of Core Funds Members. By reason of their treatment as partnerships for U.S. federal income tax purposes, the Core Funds themselves will not be subject to U.S. federal income tax. Rather, each Core Funds Member in computing its U.S. federal income tax will include its allocable share of its Fund’s items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such M ember. It is possible that a Core Funds Member's U.S. federal income tax liability with respect to its allocable share of earnings in a particular taxable year could exceed the cash distributions to such M ember for the year, thus giving rise to an out-of-pocket payment by such M ember.

For U.S. federal income tax purposes, a Core Funds Member's allocable share of its Fund’s tax items will be determined by the provisions of the relevant LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the Core Funds' allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Core Funds Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the relevant LLC Agreement.

Nature of Core Funds' Investments. Certain of the Core Funds' investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Core Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Distributions by the Core Funds generally will not be taxable to a Core Funds Member to the extent of such M ember's adjusted tax basis in its Interests of the distributing Fund . In addition, a Core Funds Member is allowed to deduct its allocable share of a Fund’s losses (if any) only to the extent of such M ember's adjusted tax basis in the Interests of such Fund at the end of the taxable year in which the losses occur. A Core Funds Member's adjusted tax basis in a Fund’s Interests is equal to such Member's aggregate capital contributions to such Fund as adjusted by certain items. A Core Funds Member’s basis in a Fund’s Interests is generally increased by the Core Funds Member's allocable share of such Fund’s profits (and items of income and gain) and nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. A Core Funds Member’s basis in a Fund’s Interests is generally decreased by the Core Funds Member's allocable share of such Fund’s losses (and items of loss, deduction and expense), the amount of cash distributed by such Fund to the Core Funds Member, such Fund’s tax basis of property (other than cash) distributed to the Core Funds Member and any reduction in the Core Funds Member's allocable share of such Fund’s nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Core Funds Member's allocable share of a Fund’s losses are not allowed because the Member has insufficient adjusted tax basis in its Interests in such Fund , such disallowed losses may be carried over by the M ember to subsequent taxable years and will be allowed if and to the extent of the Member's adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of a Fund’s losses (if any) only to the extent of each Core Funds Member's "at risk" amount in such Fund at the end of the taxable year in which the losses occur. A Core Funds Member's at risk amount in a Fund generally is equal to such M ember's aggregate capital contributions to such Fund . To the extent that a Core Funds Member's allocable share of a Fund’s losses is not allowed because such M ember has an insufficient amount at risk in such Fund , such disallowed losses may be carried over by such M ember to subsequent taxable years and will be allowed if and to the extent of such M ember's at risk amount in subsequent years.

Passive Activity Loss Rules. The Core Funds' investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Core Funds M ember that is subject to these rules will not be allowed to offset its allocable share of Core Funds items of income or gain with such Member's passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Core Funds on such Funds’ indebtedness (so-called "investment interest") only to the extent of each Core Funds Member's net investment income for the taxable year. A Core Funds Member's net investment income generally is the excess, if any, of such M ember's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Core Funds gains on the sale of its investments), as well as "qualified dividend income," unless the Core Funds Member elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Core Funds Member's allocable share of a Fund’s investment interest is not allowed as a deduction because such M ember has insufficient net investment income, such disallowed investment interest may be carried over by such M ember to subsequent taxable years and will be allowed if and to the extent of such M ember's net investment income in subsequent years. If a Core Funds Member borrows to finance the purchase of its Interests, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Core Funds Member's allocable share of a Fund’s investment interest that is subject to this limitation will depend on such M ember's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which such Fund’s investment interest will be disallowed under this rule will depend on each such M ember's particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called "miscellaneous itemized deductions," which include fees and other expenses of the Core Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Core Funds Member's allocable share of such expenses that is subject to this disallowance rule will depend on such M ember's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Core Funds Member's particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Organization expenses of the Core Funds are not currently deductible, but generally must be amortized ratably over a period of 15 years. Syndication expenses of the Core Funds (i.e., expenditures made in connection with the marketing and issuance of Interests, including placement fees and possibly a portion of the management fees if and to the extent used by the Advisors to pay syndication expenses) are neither deductible nor amortizable.

Phantom Income from the Core Funds’ Investments in Non-U.S. Corporations. The Core Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" and "controlled foreign corporations" (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Core Funds Member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Core Funds make an investment or obtain financing denominated in a currency other than the U.S. dollar, then the Core Funds may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Core Funds may also recognize gain or loss on such fluctuations occurring between the time they obtain and dispose of non-U.S. currency, between the time they accrue and collect income denominated in a non-U.S. currency, or between the time they accrue and pay liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes. Certain dividend, interest and other income received by the Core Funds from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Core Funds may also be subject to income and other taxes in certain other countries. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Core Funds and the Members to claim the benefits of such treaties. Members will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Disposition of Interests. Cash distributions by the Core Funds with respect to Interests or in repurchase of less than all of a Core Funds Member's Interests generally will not be taxable to such Member. Instead, such distributions will reduce, but not below zero, the Member’s adjusted tax basis in the distributing Fund’s Interests immediately before the distribution. If such distributions exceed the Member's adjusted tax basis in the distributing Fund’s Interests, the excess will be taxable to the Member as though it were a gain from a sale or exchange of such Interests. It is possible that partial repurchases made during the taxable year could result in taxable gain to a Member where no gain would otherwise have resulted if the same partial repurchase were made at the end of the taxable year.

A Core Funds Member who sells its Interests in a Fund (including a repurchase for cash of all of its Interests) will recognize gain or loss measured by the difference between the amount realized on the sale and such Member's adjusted tax basis in the Interests sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the Core Funds Member held the sold Interests for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized on the sold Interests will include the Core Funds Member's allocable share of such Fund’s nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a Core Funds Member's partial or complete withdrawal from a Fund, such Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Core Funds Member's capital account for, and tax basis in, the withdrawn Interest. These allocated gains and losses may be long-term or short-term capital gains and losses, and a withdrawing Core Funds Member may therefore recognize a short-term or long-term capital gain or loss as a result of a withdrawal, regardless of such M ember's holding period for its Interests. To the extent that a disparity between the Core Funds Member's capital account and tax basis for the withdrawn Interest is not eliminated as a result of these allocations, a withdrawing Core Funds Member will generally recognize a taxable gain or loss as if it had disposed of its withdrawn Interest, as described in the previous paragraph.

Gains recognized upon cash distributions or dispositions may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Core Funds Member's allocable share of a Fund’s "unrealized receivables" or "substantially appreciated inventory," each as defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by Core Funds Members who sell Interests that they have held for more than one year (except as otherwise provided by Section 751 of the Code as discussed in "Distributions; Dispositions of Interests" above). The reduced rates cease to apply for taxable years beginning after December 31, 2010, after which they are scheduled to be increased to 20% for long-term capital gains and to ordinary income rates for dividends.

Investments in REITs. The Core Funds’ investments in real estate investment trusts ("REITs") may generate dividend income or net capital gains. Dividends from REITs are not "qualified dividends" and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Core Funds Member's potential alternative minimum tax liability may be affected by reason of an investment in the Core Funds. The extent, if any, to which the alternative minimum tax applies will depend on each Core Funds Member's particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. Neither the Core Funds nor the Master Fund currently intends to make an election under Section 754 of the Code (which election would adjust the Core Funds' tax bas e s in their assets in connection with, among other things, a disposition of Interests). The Advisor, subject to the supervision of the Board, will make all tax elections for the Core Funds and the Master Fund.

Regardless of whether the Core Funds make the Section 754 election, such funds will be required to reduce the ir tax bas e s in their remaining property following certain distributions in liquidation of a Core Funds Member's Interests. This would occur when, subject to a de minimis exception, the departing Core Funds Member recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Tax Reports to Members. The Core Funds will not be able to deliver Schedule K-1s to Core Funds Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year. The Core Funds will provide Core Funds Members with estimated annual U.S. federal income tax information prior to April 15, assuming the Core Funds are able to obtain such information.

Tax Audits. The IRS may audit the information tax returns of either of the Core Funds in a unified entity proceeding. The Advisor would represent the Core Funds at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Core Funds Members. The Advisor may also generally enter into settlement agreements with the IRS that bind such M embers and consent on behalf of the Core Funds to extend the statute of limitations for assessing a deficiency with respect to any of the Core Funds’ tax items . Successful adjustments by the IRS of any item of income, gain, loss, deduction or expense of the Core Funds could change a Core Funds Member's U.S. federal income tax liabilit y .

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the Core Funds may result in a Core Funds Member's participation in a "reportable transaction" if, for example, such Member’s Fund recognizes certain types of losses in the future (potentially including losses recognized by such Fund’s investments), or if such Fund (or its investments) utilizes certain investment strategies and, in each case, such Fund does not otherwise meet certain applicable exemptions. If an investment in one of the Core Funds results in participation in one or more "reportable transactions," such Fund and potentially each of its Member may be required to make disclosures to the IRS, on attachments to their United States federal income tax returns. The Core Funds and the Core Funds Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Core Funds.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The Core Funds and/or their advisors may be considered "material advisors" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent either of the Core Funds is involved in a "reportable transaction," such Fund and its Members may be required to report the applicable "reportable transaction number" to the IRS as part of their disclosure obligations discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

Certain Considerations for U.S. Tax-Exempt Investors. An investment in the Core Funds will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds.

State, Local and Non-U.S. Tax Consequences. Core Funds Members, as well as the Core Funds themselves (and the Master Fund), may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Interests.

Taxation of the TEI Core Funds and TEI Core Funds Members

The following is a summary of certain U.S. federal income tax consequences to TEI Core Funds Members who purchase Interests in the offering. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular TEI Core Funds Member or to TEI Core Funds Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to TEI Core Funds Members who hold their Interests as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as otherwise expressly stated in the sub-heading "Tax Status of the TEI Core Funds" below, counsel to the TEI Core Funds has not rendered any legal opinion regarding any tax consequences relating to the TEI Core Funds and the Offshore Funds or an investment in the TEI Core Funds and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Interests, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE TEI CORE FUNDS ELIGIBLE INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE TEI CORE FUNDS BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE TEI CORE FUNDS.

For purposes of this summary, a "Non-U.S. Member" means any TEI Core Funds Member (other than an entity treated as a partnership or other flow-through entity and its beneficial owners) that is not a "U.S. person." A "U.S. person" is a citizen or individual resident of the U.S., a corporation created or organized in the U.S. or under the laws of the U.S. or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and properly elected to be treated as a U.S. person. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

Tax Status of TEI Core Funds.  The TEI Core Funds expect to be treated as partnerships and not as corporations for U.S. federal income tax purposes.   Each of the TEI Core Funds will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, it will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability company (such as the TEI Core Funds) that has registered under the 1940 Act is treated as a corporation for U.S. federal income tax purposes if it is a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The TEI Core Funds have represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither they , nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreements impose significant restrictions on Transfers.  By purchasing an Interest, each Member agrees to indemnify and hold harmless its respective Fund, such Fund’s Board and Advisors, each other Member of such Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of each of the TEI Core Funds as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the TEI Core Funds), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a tax - status opinion on either of the TEI Core Funds , or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If either of the TEI Core Funds were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for its Members would result.   Such Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of such Fund would not be passed through to Members, and all distributions by such Fund to Members would be treated as dividends, return of capital and/or gains.

Taxation of TEI Core Funds Members . By reason of their treatment as partnerships for U.S. federal income tax purposes, the TEI Core Funds will not themselves be subject to U.S. federal income tax. Rather, each TEI Core Funds Member who is subject to U.S. federal income tax, in computing its U.S. federal income tax, will include its allocable share of its Fund’s items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such Member. It is possible that a TEI Core Funds Member's U.S. federal income tax liability with respect to its allocable share of earnings in a particular taxable year could exceed the cash distributions to such Member for the year, thus giving rise to an out-of-pocket payment by such M ember.

For U.S. federal income tax purposes, a TEI Core Funds Member's allocable share of its Fund’s tax items will be determined by the provisions of the relevant LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the TEI Core Funds' allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular TEI Core Funds Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the relevant LLC Agreement.

Tax Status of the Offshore Funds and the Master Fund. The TEI Core Funds will invest all of their assets in the Offshore Funds, as applicable.  The Offshore Funds will be treated as corporations for U.S. federal income tax purposes. Thus, subject to the rules discussed below, the income, gains, losses, deductions and expenses of the Offshore Funds will not be passed through to the TEI Core Funds, and all distributions by the Offshore Funds will be treated as dividends, return of capital and/or capital gains.  The Offshore Funds will invest all their assets in the Master Fund, which will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Offshore Funds' income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Offshore Funds' investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund.

Given the nature of the Offshore Funds' investment activities, the Offshore Funds will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes. Any of the Offshore Funds' income that is effectively connected with a U.S. trade or business generally would be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and their Members.

Any of the Offshore Funds' income that is associated with gains from the sale of United States real property interests ("USRPIs") generally would be subject to regular U.S. federal income taxation (and may also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and their Members. The Offshore Funds’ investments in Portfolio Funds that predominantly invest in real estate, securities of real estate companies, and securities of real estate investment trusts may be classified as USRPIs.

Certain dividends, interest and other income received by the Offshore Funds from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Offshore Funds may also be subject to capital gains taxes in certain countries where they purchase and sell stocks and securities. Certain types of periodic income received by the Offshore Funds from sources inside the U.S. may be subject to U.S. withholding tax at a rate of 30%.

U.S. Tax-Exempt Members. Under current law, an investment in Interests in the TEI Core Funds will not generate UBTI for a U.S. Tax-Exempt Member, provided that such M ember does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in such Interests.  Congress has, however, studied the use of non-U.S. corporations organized in tax haven jurisdictions to "block" or prevent UBTI from being realized by tax-exempt investors. No assurance can be given that the law in this area will not be changed. Prospective U.S. Tax-Exempt  Members must consult their own tax advisors in this regard.

Each Offshore Fund will be a passive foreign investment company (a "PFIC") as defined for U.S. federal income tax purposes. Each Offshore Fund will also be a "controlled foreign corporation" (a "CFC"), as defined for U.S. federal income tax purposes. Special tax rules may, among other things, cause a TEI Core Funds Member to recognize income without a corresponding receipt of cash and convert capital gains into ordinary income. Tax rules applicable to PFICs and CFCs are subject to complex coordination rules.  Treasury Regulations provide that U.S. tax-exempt persons generally are not subject to the potentially adverse effects of the PFIC and CFC rules.  Prospective U.S. Tax-Exempt Members are urged to consult their own tax advisors as to the possible effects of these rules on them, as well as any associated reporting requirements.

U.S. Tax-Exempt Members may be required to file various forms with respect to their investments in the TEI Core Funds, including, among others, IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation), whose filing requirement will be triggered by certain transfers of property (including money) from the TEI Core Funds to the Offshore Funds.  In addition, certain investors in the TEI Core Funds may be required to file Form TD F 90-22.1 (Report of Foreign Bank and Financial Accounts (“FBAR”)).  Significant penalties may be imposed for failure to file IRS Form 926, Form TD F 90-22.1 or other applicable forms.  Prospective investors are urged to consult their own tax advisors regarding their tax filing requirements with respect to an investment in either of the TEI Core Funds.

Non-U.S Members. A non-U.S. investor generally will not be subject to U.S. federal income taxation on the Offshore Funds' distributions or on gains recognized on the sale, exchange, Transfer or repurchase of Interests in the TEI Core Funds where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in such Interests. Different rules from those described above apply in the case of a Non-U.S. Member (i) who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business, (ii) who is an individual present in the U.S. for 183 days or more in a taxable year or has a "tax home" in the U.S. for U.S. federal income tax purposes, or (iii) who is a former citizen of the U.S.

Tax Reports to TEI Core Funds Members. The TEI Core Funds will not be able to deliver Schedule K-1s to TEI Core Funds Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns (if any return filing requirements exist) each year. The TEI Core Funds will provide TEI Core Funds Members with estimated annual U.S. federal income tax information prior to April 15, assuming the TEI Core Funds are able to obtain such information.

Tax Audits. The IRS may audit the information tax returns of either of the TEI Core Funds in a unified entity proceeding. The Advisor would represent the TEI Core Funds at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the TEI Core Funds Members. The Advisor may also generally enter into settlement agreements with the IRS that bind such Members and consent on behalf of the TEI Core Funds to extend the statute of limitations for assessing a deficiency with respect to any of the TEI Core Funds’ tax items. Successful adjustments by the IRS of any item of income, gain, loss, deduction or expense of the TEI Core Funds could change a TEI Core Funds Member's U.S. federal income tax liability.

Reportable Transactions. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers (including certain U.S. persons owning shares in a non-U.S. corporation) participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the TEI Core Funds may result in a TEI Core Funds Member's participation in a "reportable transaction" if, for example, such Member’s Fund recognizes certain types of losses in the future (potentially including losses recognized by such Fund’s Investments), or if such Fund (or its Investment) utilizes certain investment strategies and, in each case, such Fund does not otherwise meet certain applicable exemptions. Also, under proposed Treasury Regulations, a taxpayer who pays (directly or indirectly) a fee to use a patented tax structure may be deemed to have participated in a reportable transaction for U.S. federal income tax purposes. If the proposed Treasury Regulations are finalized, they will be effective with respect to all transactions undertaken after September 26, 2007. As described in greater detail under "Summary − Risk Factors," MG has filed a patent application relating to a structure that imposes an offshore corporation between a registered investment company and an underlying master fund (the "TEI Core Funds Structure"). If MG is successful in obtaining a patent, TEI Core Funds may have to pay a fee for the continued use of the TEI Core Funds Structure. Therefore, if: (i) the proposed Treasury Regulations are finalized; (ii) MG is successful in obtaining a patent on the TEI Core Funds Structure; and (iii) the TEI Core Funds agree to pay MG a fee for the continued use of such patented tax structure, then the TEI Core Funds will, and TEI Core Funds Members may, be deemed to have participated in a reportable transaction for U.S. federal income tax purposes. If an investment in one of the TEI Core Funds results in participation in one or more "reportable transactions," such Fund and potentially each of its Members may be required to disclose such participation to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose a "reportable transaction." The TEI Core Funds and the TEI Core Funds Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the TEI Core Funds.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The TEI Core Funds and/or their advisors may be considered "material advisors" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent either of the TEI Core Funds is involved in a "reportable transaction," such Fund and its Members may be required to report the applicable "reportable transaction number" to the IRS as part of its disclosure obligation discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

Cayman Islands Taxation

There is, at present, no direct taxation in the Cayman Islands, and interest, dividends and gains payable to the Offshore Funds will be received free of all Cayman Islands taxes.  Each Offshore Fund is registered as an "exempted company" pursuant to the Companies Law (as revised ).  Each Offshore Fund has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from such date, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits or income or on gains or appreciations, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in, or any income arising under, each Offshore Fund, or to the shareholders thereof, in respect of any such property or income.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

A Plan fiduciary considering an investment in a Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "Certain U.S. Federal Income Tax Considerations."

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the relevant Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Certain U.S. Federal Income Tax Considerations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of a Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in a Fund, solely by reason of the Plan's investment in the Fund.

Certain prospective investors may currently maintain relationships with the Advisors in which the respective Fund invests, or with other entities that are affiliated with the Advisors. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such Plans should not permit an investment in the Fund with plan assets if the Advisors or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

Each Fund requires Plan fiduciaries proposing to invest in the respective Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan  (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; (c) none of the Advisors nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Advisors or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in a Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in any Fund.

A FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS

An investor in a Fund will be a Member of that Fund and his or her rights in the Fund will be established and governed by the respective LLC Agreement.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Interests

Eligible Investors who subscribe for Interests in a Fund and are admitted to the Fund by its Board will become Members of that Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Funds reserve the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Interests offered in this Prospectus.

Liability of Members

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Funds only to the extent of the value of such Member's Interests. A Member, in the sole discretion of the Board, may be obligated to return to a Fund amounts distributed to the Member in accordance with its LLC Agreement in certain circumstances where, after giving effect to the distribution, certain liabilities of the Feeder Fund exceed the fair market value of the Fund's assets.

Limitation of Liability

Each LLC Agreement provides that the Directors and officers of the Funds and the Advisors (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

Power of Attorney

In subscribing for Interests, a Member will appoint the Advisors as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the formation and maintenance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the LLC Agreement. This power of attorney is a special power of attorney and is coupled with an interest in favor of the Advisors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a Transfer by a Member of all or any portion of the Member's Interests, except that when the Transferee has been approved by a Fund for admission to such Fund as a substitute Member.

Amendment of the LLC Agreements

Each LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act.

Conversion to Open-End Investment Company

To convert a Fund to an "open-end" investment company (that is, a registered investment company that offers redeemable interests or shares), each LLC Agreement requires the favorable vote of a majority of the Directors then in office followed by the favorable vote of the Members holding not less than 75% of the voting power (as determined in accordance with the applicable LLC Agreement) of each affected class or series outstanding, voting as separate classes or series, unless such conversion has been approved by 80% of the Directors, in which case approval by "a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund shall be required.  Upon the adoption of a proposal to convert a Fund from a ''closed-end company'' to an ''open-end company'' as those terms are defined by the 1940 Act and the necessary amendments to the applicable LLC Agreement to permit such a conversion of such Fund's outstanding Interests entitled to vote, such Fund shall, upon complying with any requirements of the 1940 Act and state law, become an ''open-end'' investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the Members otherwise required by law.

Following any such conversion, it is possible that certain of such Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Investors of an open-end investment company may require the fund to redeem their interests at any time, except in certain circumstances as authorized by or under the 1940 Act and any rules thereunder at their then current NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.

Certain Change of Control Provisions

Each Fund's LLC Agreement includes provisions (i) allowing for a merger or consolidation of a Fund with or into one or more limited liability companies formed under the Delaware Limited Liability Company Act or other business entities pursuant to an agreement of merger or consolidation that has been approved by two-thirds of its Directors; (ii) prohibiting the transfer of an Interest in a Fund in whole or in part to any person or entity without the express written consent of the Board of such Fund; (iii) authorizing each Fund's Board to amend its LLC Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act); and (iv) allowing for the removal of a Fund's Director from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Interests then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of such Feeder Fund or to change the composition of its Board.  Such attempts could have the effect of increasing the expenses of such Fund and disrupting the normal operation of the Fund.

Term, Dissolution and Liquidation

A Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by Delaware law or any other applicable law.  In the event of the dissolution of the Master Fund, the Board will seek to act in the best interests of the relevant Feeder Fund and the Members in determining whether, for example, to invest a Feeder Fund's assets directly, rather than through the Master Fund, or to dissolve the respective Feeder Fund.

Upon the occurrence of any event of dissolution of a Fund, the Board or the Advisor, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Advisors to act as liquidators or is unable to perform this function) is charged with winding up the affairs of such Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section entitled "Capital Accounts and Allocations."

Upon the liquidation of a Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of such Fund (other than debts to its Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; and (iii) finally to such Members in accordance with the positive balances in their respective capital accounts as determined after taking into account all adjustments to capital accounts for all periods.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Funds into and through a liquidating trust to effect the liquidation of the Funds. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Funds.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former Members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information a Fund collects, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, its affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' Web sites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former Members, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates or financial intermediaries to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former Members to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former members, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  As of December 4, 2009, Bank of America Corporation ("Bank of America"), through its subsidiary Merrill Lynch & Co. Inc., Barclays Bank Plc ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC") owned 3.7%, 4.8% and 35.2%, respectively, of the voting shares of BlackRock.  In addition, Bank of America, Barclays, and PNC held economic interests in BlackRock of 34.2%, 19.8% and 24.5%, respectively.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of Federal, state and local tax returns. This information may in certain cases contain estimates. The Funds intend to furnish to Members such information as soon as practicable after receipt of the necessary information from the Portfolio Funds. However, such annual tax information will be provided by the Funds after April 15 of each year and, accordingly, Members will need to file extensions for the completion of their tax returns.

The Funds anticipate sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act. Members may also be sent additional reports regarding the Funds' operations, at the discretion of the Advisors.

FISCAL YEAR

For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of each Fund.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected                                                 ("           ") as the independent public accountants of the Funds.                 's principal business address is located at          .

Skadden, Arps, Slate, Meagher & Flom, LLP, located at 4 Times Square, New York, New York, 10036, serves as legal counsel to the Funds and also serves as legal counsel to the Advisors and certain of its affiliates.

INQUIRIES

Inquires concerning the Funds and the Interests (including procedures for purchasing Interests) should be directed to:

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
Attention:
Toll-Free

FINANCIAL STATEMENTS

The Core Fund's audited financial statements for the period ended                     , the TEI Core Fund's audited financial statements for the period ended                     , the FB Core Fund's audited financial statements for the period ended           , the FB TEI Core Fund's audited financial statements for the period ended          , the Funds' audited financial statements for the period ended                     , and the registered public accountant's reports thereon are set forth in the following pages.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be filed by amendment.

FINANCIAL STATEMENTS

To be filed by amendment.

APPENDIX A

Proxy Voting Policies

For The BlackRock-Advised Funds

December, 2009

Table of Contents

I.	INTRODUCTION	1
II.	PROXY VOTING POLICIES	2

A.	Boards of Directors	2
B.	Auditors	2
C.	Compensation and Benefits	2
D.	Capital Structure	2
E.	Corporate Charter and By-Laws	3
F.	Environmental and Social Issues	3

III.	CONFLICTS MANAGEMENT	3
IV.	REPORTS TO THE BOARD	3

I.	INTRODUCTION

 The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets.  The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy.  The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy.  BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund.  In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s

Copyright © 2009 BlackRock, Inc.
All rights reserved.

proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements).  With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests.   The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines.  BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues.  BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund.  BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.  When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.	PROXY VOTING POLICIES

A.	Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors.  As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.	Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer.  BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts.  We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors.  We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf.  Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.	CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity.  In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies.  In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements
Audited Financial Statements.(1)
Report of Independent Registered Public Accounting Firm.(1)
(2)	Exhibits
(a)	Second Amended and Restated Limited Liability Company Agreement.(2)
(b)	By-Laws.(3)
(c)	Inapplicable.
(d)	Refer to Exhibits (a) and (b) above.
(e)	Inapplicable.
(f)	Inapplicable.
(g)(1)	Form of Investment Management Agreement.(1)
(2)	Form of Sub-Investment Advisory Agreement.(1)
(h)(1)	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (1)
(2)	Form of Agency Agreement.(1)
(i)	Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan.(1)
(j)(1)	Form of Custody Agreement.(1)
(2)	Form of Escrow Agent Agreement.(1)
(k)(1)	Form of Transfer Agency Agreement.(1)
(2)	Form of Administrative, Accounting and Investor Services Agreement.(1)
(3)	Form of Name Licensing Agreement.(1)
(4)	Form of Expense Limitation Agreement.(1)
(5)	Form of Placement Agent Agreement.(1)

(l)	Opinion and Consent of Counsel to the Registrant.(1)
(m)	Inapplicable.
(n)	Independent Registered Public Accounting Firm Consent.(1)
(o)	Inapplicable.
(p)	Subscription Agreement.(1)
(q)	Inapplicable.
(r)(1)	Code of Ethics of the Registrant.(1)
(2)	Code of Ethics of the Advisor and Sub-Advisor.(1)
(2)	Code of Ethics of the Distributor.(1)
(s)(1)	Power of Attorney.(3)
(2)	Certified Resolution of the Board of Directors of the Registrant Regarding Power of Attorney. (3)

(1)	To be filed by amendment.

(2)	Filed herewith.

(3)	Previously filed with Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2, filed with the Securities and Exchange Commission on December 10, 2009.

Item 26. Marketing Arrangements

Reference is made to the Form of Distribution Agreement for the Registrant’s limited liability company interests to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Printing (other than certificates)
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
FINRA fee
Miscellaneous (i.e., travel) related to the offering
Total	$

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of                     , 2009:

Title of Class	Number of Record Holders
Limited Liability Company Interests

Item 30. Indemnification

Section 3.7 of the Registrant's Limited Liability Company Agreement provides as follows:

"SECTION 3.7.               INDEMNIFICATION.

(a)                 The Company hereby agrees to indemnify each person who at any time serves as a Director or officer of the Company (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth in this Section 3.7 by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Directors or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Agreement shall continue as to a person who has ceased to be a Director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Agreement or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)                 Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are Disinterested Non-Party Directors that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)                 The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his or her undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)                 The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Agreement, the By-Laws of the Company, any statute, agreement, vote of Members or Directors who are ''disinterested persons'' (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)                 Subject to any limitations provided by the 1940 Act and this Agreement, the Company shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

(f)      Each Member covenants for itself and its successors, assigns, heirs and personal representatives that such Person shall, at any time prior to or after the dissolution of the Company, whether before of after such Member's withdrawal from the Company, pay to the Company and/or the Tax Matters Partner on demand any amount which the Company or the Tax Matters Partner, as the case may be, is required to pay in respect of taxes (including withholding taxes and, if applicable, interest, penalties and costs and expenses of contesting any such taxes) imposed upon income of or distributions to such Member."

Item 31. Business and Other Connections of Investment Adviser

Not Applicable

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of ( i ) the Registrant, ( ii ) the Advisor, ( iii ) the Sub-Advisor, ( iv ) the Custodian and ( v ) the Administrator.  The address of each is as follows:

1.	BlackRock Core Alternatives Portfolio LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

2.	BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

3.	BlackRock Financial Management, Inc.
40 East 52 Street
New York, New York 10022

4.	PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor, Suite 200
Philadelphia, Pennsylvania 19153

5.	PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)  The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not Applicable

(3)  Not Applicable

(4)  (a) The Registrant undertakes: to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;  (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and  (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)  If applicable:

(a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)  Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the  3rd day of  March 2010.

BLACKROCK CORE ALTERNATIVES PORTFOLIO LLC

By:	/ s/ ANNE F. ACKERLEY
Anne F. Ackerley President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the  3rd day of  March 2010.

Signature†	Title
/s/ ANNE F. ACKERLEY	President and Chief Executive Officer (Principal Executive Officer)
Anne F. Ackerley
/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal Financial and Accounting Officer)
Neal J. Andrews
/s/ G. NICHOLAS B BECKWITH, III*	Director
G. Nicholas B Beckwith, III
/s/ RICHARD E. CAVANAGH*	Director
Richard E. Cavanagh
/s/ RICHARD S. DAVIS*	Director
Richard S. Davis
/s/ FRANK J. FABOZZI*	Director
Frank J. Fabozzi
/s/ KATHLEEN F. FELDSTEIN*	Director
Kathleen F. Feldstein
/s/ JAMES T. FLYNN*	Director
James T. Flynn
/s/ HENRY GABBAY*	Director
Henry Gabbay
/s/ JERROLD B. HARRIS*	Director
Jerrold B. Harris
/s/ R. GLENN HUBBARD*	Director
R. Glenn Hubbard
Director
/s/ W. CARL KESTER*
W. Carl Kester
/s/ KAREN P. ROBARDS*	Director
Karen P. Robards

* By:	/s/ ANNE F. ACKERLEY
Anne Ackerley, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Master Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 3rd day of March 2010.

BLACKROCK CORE ALTERNATIVES MASTER PORTFOLIO LLC

By:	/s/ ANNE F. ACKERLEY
Anne F. Ackerley President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the  3rd day of  March 2010.

Signature†	Title
/s/ ANNE F. ACKERLEY	President and Chief Executive Officer (Principal Executive Officer)
Anne F. Ackerley
/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal Financial and Accounting Officer)
Neal J. Andrews
/s/ G. NICHOLAS B BECKWITH, III*	Director
G. Nicholas B Beckwith, III
/s/ RICHARD E. CAVANAGH*	Director
Richard E. Cavanagh
/s/ RICHARD S. DAVIS*	Director
Richard S. Davis
/s/ FRANK J. FABOZZI*	Director
Frank J. Fabozzi
/s/ KATHLEEN F. FELDSTEIN*	Director
Kathleen F. Feldstein
/s/ JAMES T. FLYNN*	Director
James T. Flynn
/s/ HENRY GABBAY*	Director
Henry Gabbay
/s/ JERROLD B. HARRIS*	Director
Jerrold B. Harris
/s/ R. GLENN HUBBARD*	Director
R. Glenn Hubbard
Director
/s/ W. CARL KESTER*
W. Carl Kester
/s/ KAREN P. ROBARDS*	Director
Karen P. Robards

* By:	/s/ ANNE F. ACKERLEY
Anne Ackerley, as Attorney-in-Fact

INDEX TO EXHIBITS

(a)	Second Amended and Restated Limited Liability Company Agreement